================================================================================


                       PUBLISHED CUSIP NUMBER____________


                                CREDIT AGREEMENT


                           DATED AS OF APRIL 29, 2005


                                      AMONG


                           SYNAGRO TECHNOLOGIES, INC.,


                   THE LENDERS FROM TIME TO TIME PARTY HERETO,


                             BANK OF AMERICA, N.A.,
           AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER,


                          LEHMAN COMMERCIAL PAPER INC.,
                              AS SYNDICATION AGENT,


                                       AND


                            CIBC WORLD MARKETS CORP.,
                             AS DOCUMENTATION AGENT
                          -----------------------------


                         BANC OF AMERICA SECURITIES LLC,
                              LEHMAN BROTHERS INC.
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS


===============================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

Section 1.01          Defined Terms...............................................................................1
Section 1.02          Other Interpretative Provisions............................................................40
Section 1.03          Accounting Terms and Determinations........................................................41
Section 1.04          Rounding...................................................................................41
Section 1.05          Times of Day...............................................................................41
Section 1.06          Letter of Credit Amounts...................................................................41
Section 1.07          Classes and Types of Borrowings............................................................42

                                   ARTICLE II
                              THE CREDIT FACILITIES

Section 2.01          Commitments to Lend........................................................................42
Section 2.02          Notice of Borrowings.......................................................................45
Section 2.03          Notice to Lenders; Funding of Loans........................................................46
Section 2.04          Evidence of Loans..........................................................................48
Section 2.05          Letters of Credit..........................................................................48
Section 2.06          Interest...................................................................................59
Section 2.07          Extension and Conversion...................................................................60
Section 2.08          Maturity of Loans..........................................................................62
Section 2.09          Prepayments................................................................................62
Section 2.10          Adjustment of Commitments..................................................................65
Section 2.11          Fees.......................................................................................67
Section 2.12          Pro-rata Treatment.........................................................................68
Section 2.13          Sharing of Payments by Lenders.............................................................68
Section 2.14          Payments Generally; Administrative Agent's Clawback........................................69

                                   ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01          Taxes......................................................................................70
Section 3.02          Illegality.................................................................................73
Section 3.03          Inability to Determine Rates...............................................................73
Section 3.04          Increased Costs and Reduced Return; Capital Adequacy.......................................73
Section 3.05          Compensation for Losses....................................................................75
Section 3.06          Base Rate Loans Substituted for Affected Eurodollar Loans..................................75
Section 3.07          Mitigation Obligations; Replacement of Lenders.............................................76
Section 3.08          Survival...................................................................................76

                                   ARTICLE IV
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01          Conditions to Initial Credit Extension.....................................................76
Section 4.02          Conditions to All Credit Extensions........................................................82
Section 4.03          Conditions Precedent to Facilities Increase................................................82

                                                                                                               PAGE

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

Section 5.01          Existence, Qualification and Power; Compliance with Laws...................................83
Section 5.02          Authorization; No Contravention............................................................84
Section 5.03          Governmental Authorization; Other Consents.................................................84
Section 5.04          Binding Effect.............................................................................84
Section 5.05          Financial Condition; No Material Adverse Effect............................................84
Section 5.06          Litigation.................................................................................85
Section 5.07          No Default.................................................................................85
Section 5.08          Ownership of Property; Liens...............................................................86
Section 5.09          Environmental Compliance...................................................................86
Section 5.10          Insurance..................................................................................86
Section 5.11          Taxes......................................................................................86
Section 5.12          ERISA; Foreign Pension Plans; Employee Benefit Arrangements................................86
Section 5.13          Subsidiaries; Equity Interests.............................................................88
Section 5.14          Margin Regulations; Investment Company Act; Public Utility Holding Company Act.............88
Section 5.15          Disclosure.................................................................................88
Section 5.16          Compliance with Law........................................................................89
Section 5.17          Intellectual Property......................................................................89
Section 5.18          Purpose of Loans and Letters of Credit.....................................................89
Section 5.19          Solvency...................................................................................90
Section 5.20          Collateral Documents.......................................................................90

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

Section 6.01          Financial Statements.......................................................................90
Section 6.02          Certificates; Other Information............................................................91
Section 6.03          Notices....................................................................................94
Section 6.04          Payment of Obligations.....................................................................95
Section 6.05          Preservation of Existence Etc..............................................................95
Section 6.06          Maintenance of Properties..................................................................95
Section 6.07          Maintenance of Insurance; Certain Proceeds.................................................96
Section 6.08          Compliance with Laws.......................................................................96
Section 6.09          Books and Records; Lender Meeting..........................................................97
Section 6.10          Inspection Rights..........................................................................97
Section 6.11          Use of Proceeds............................................................................97
Section 6.12          Additional Loan Parties; Additional Security...............................................97
Section 6.13          Interest Rate Protection Agreements.......................................................100
Section 6.14          Project Subsidiaries......................................................................100

                                   ARTICLE VII
                               NEGATIVE COVENANTS

Section 7.01          Limitation on Indebtedness................................................................101
Section 7.02          Restriction on Liens......................................................................104
Section 7.03          Nature of Business........................................................................106
Section 7.04          Consolidation, Merger and Dissolution.....................................................106
Section 7.05          Asset Dispositions........................................................................107
Section 7.06          Investments...............................................................................109
Section 7.07          Restricted Payments, etc..................................................................112
Section 7.08          Prepayments of Indebtedness, etc..........................................................113
Section 7.09          Transactions with Affiliates..............................................................113
Section 7.10          Fiscal Year; Organizational and Other Documents...........................................114
Section 7.11          Restrictions with Respect to Intercorporate Transfers.....................................114
Section 7.12          Limitations on Certain Activities.........................................................115
Section 7.13          Sale and Leaseback Transactions...........................................................115
Section 7.14          Additional Negative Pledges...............................................................115
Section 7.15          Impairment of Security Interests..........................................................116
Section 7.16          Financial Covenants.......................................................................116
Section 7.17          No Other "Designated Senior Debt".........................................................117

                                       ii

                                                                                                               PAGE
                                  ARTICLE VIII
                                    DEFAULTS

Section 8.01          Events of Default.........................................................................117
Section 8.02          Acceleration; Remedies....................................................................120
Section 8.03          Allocation of Payments After Event of Default.............................................120

                                   ARTICLE IX
                                AGENCY PROVISIONS

Section 9.01          Appointment and Authority.................................................................123
Section 9.02          Rights as a Lender........................................................................123
Section 9.03          Exculpatory Provisions....................................................................123
Section 9.04          Reliance by Administrative Agent..........................................................124
Section 9.05          Delegation of Duties......................................................................124
Section 9.06          Resignation of Administrative Agent.......................................................124
Section 9.07          Non-Reliance on Administrative Agent and Other Lenders....................................125
Section 9.08          No Other Duties, Etc......................................................................125
Section 9.09          Administrative Agent May File Proofs of Claim.............................................125
Section 9.10          Collateral and Guaranty Matters...........................................................126
Section 9.11          Related Obligations.......................................................................126
Section 9.12          Agents' Fees; Joint Lead Arrangers Fees...................................................127

                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.01         Amendments, Etc...........................................................................127
Section 10.02         Notices; Effectiveness; Electronic Communication..........................................129
Section 10.03         No Waiver; Cumulative Remedies............................................................130
Section 10.04         Expenses; Indemnity; Damage Waiver........................................................131
Section 10.05         Payments Set Aside........................................................................132
Section 10.06         Successors and Assigns....................................................................133
Section 10.07         Treatment of Certain Information; Confidentiality.........................................136
Section 10.08         Right of Setoff...........................................................................137
Section 10.09         Interest Rate Limitation..................................................................137
Section 10.10         Counterparts; Integration; Effectiveness..................................................138
Section 10.11         Survival of Representations and Warranties................................................138
Section 10.12         Severability..............................................................................138
Section 10.13         Replacement of Lenders....................................................................138
Section 10.14         Governing Law; Jurisdiction Etc...........................................................139
Section 10.15         Waiver of Jury Trial......................................................................140
Section 10.16         USA Patriot Act Notice; Lenders' Compliance Certification.................................140
Section 10.17         Judgment Currency.........................................................................141
Section 10.18         Conflict..................................................................................142


                           Table of Contents (cont.)

SCHEDULES:


         Schedule 1.01A        -     Refinanced Agreements
         Schedule 1.01B        -     Identified Capital Expenditures
         Schedule 1.01C        -     Project Subsidiaries
         Schedule 1.01D        -     Scheduled Capital Expenditures
         Schedule 1.01E        -     Synthetic Lease Obligations
         Schedule 2.01               Lenders and Commitments
         Schedule 2.05         -     Existing Letters of Credit
         Schedule 4.01(i)      -     Mortgaged Properties
         Schedule 5.03         -     Required Consents, Authorizations,
                                     Notices and Filings
         Schedule 5.05         -     Certain Liabilities
         Schedule 5.06         -     Litigation
         Schedule 5.12         -     ERISA
         Schedule 5.13         -     Subsidiaries
         Schedule 5.16         -     Compliance with Law
         Schedule 5.17         -     Intellectual Property
         Schedule 5.20         -     Mortgage Recordings
         Schedule 7.01         -     Indebtedness
         Schedule 7.02         -     Existing Liens
         Schedule 7.06         -     Existing Investments
         Schedule 7.09         -     Transactions with Affiliates
         Schedule 10.02              Administrative Agent's Office,
                                     Certain Addresses for Notices

EXHIBITS:

         Exhibit A-1           -     Form of Notice of Borrowing
         Exhibit A-2           -     Form of Notice of Extension/Conversion
         Exhibit A-3           -     Form of Letter of Credit Request
         Exhibit A-4           -     Form of Swing Line Loan Request

         Exhibit B-1           -     Form of Revolving Note
         Exhibit B-2           -     Form of Term B Closing Date Note
         Exhibit B-3           -     Form of Term B Delayed Draw Note
         Exhibit B-4           -     Form of Swing Line Note

         Exhibit C             -     Form of Assignment and Assumption

         Exhibit D                   Form of Compliance Certificate

         Exhibit E             -     Form of Opinion of Special Local Counsel
                                     for the Company and the Other Loan
                                     Parties (Real Property Collateral)


                                                                                                             PAGE
         Exhibit F             -     Form of Subsidiary Guaranty

         Exhibit G-1           -     Form of Security Agreement
         Exhibit G-2                 Form of Pledge Agreement
         Exhibit G-3           -     Form of Perfection Certificate
         Exhibit G-4           -     Form of Mortgage

                      Exhibit H - Form of Intercompany Note

         Exhibit I             -     Form of Intercompany Note Subordination
                                     Provisions

         Exhibit J             -     Form of Loan Party Accession Agreement

         Exhibit K             -     Form of OFAC/Anti-Terrorism Compliance
                                     Certificate

         Exhibit L             -     Form of Solvency Certificate


                                CREDIT AGREEMENT


                  This Credit Agreement (this "AGREEMENT") is entered into as of
April 29, 2005 among SYNAGRO TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY), each lender from time to time party hereto (collectively, the
"LENDERS" and individually, a "LENDER"), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent, and CIBC WORLD MARKETS CORP., as Documentation Agent.

                  The Company has requested the Lenders to provide credit facilities to the Company in the aggregate principal amount of $305,000,000, subject to increase as provided herein, for the purposes described herein. The Lenders are willing to make the requested credit facilities available on the terms and conditions set forth herein. Accordingly, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:


                  "ACCESSION AGREEMENT" means a Loan Party Accession Agreement, substantially in the form of EXHIBIT J hereto, executed and delivered by an Additional Subsidiary Guarantor after the Closing Date in accordance with
SECTION 6.12(A) or (D).

                  "ADDITIONAL COLLATERAL DOCUMENTS" has the meaning specified in
SECTION 6.12(B).

                  "ADDITIONAL LETTER OF CREDIT" means any letter of credit issued hereunder by a L/C Issuer on or after the Closing Date.

                  "ADDITIONAL SUBSIDIARY GUARANTOR" means each Person that becomes a Subsidiary Guarantor after the Closing Date by execution of an Accession Agreement as provided in SECTION 6.12.

                  "ADJUSTED EURODOLLAR RATE" means, for the Interest Period for each Eurodollar Loan comprising part of the same Group, the quotient obtained (expressed as a decimal, carried out to five decimal places) by dividing (i) the applicable Eurodollar Rate for such Interest Period by (ii) 1.00 minus the Eurodollar Reserve Percentage.

                  "ADMINISTRATIVE AGENT" means Bank of America, N.A. in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

                  "ADMINISTRATIVE AGENT'S OFFICE" means the Administrative Agent's address and, as appropriate, account as set forth on SCHEDULE 10.02, or such other address or account as the Administrative Agent may from time to time notify the Company and the Lenders pursuant to SECTION 10.02.

                  "ADMINISTRATIVE   QUESTIONNAIRE"   means   an   Administrative
Questionnaire in a form supplied by the Administrative Agent.

                  "AFFILIATE" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "AGENT" means the Administrative Agent, the Syndication Agent, the Documentation Agent or the Collateral Agent and any successors and assigns in such capacity, and "AGENTS" means any two or more of them.

                  "AGGREGATE COMMITMENTS" means the Commitments of all the Lenders.

                  "AGREEMENT" means this Credit Agreement, as amended, modified or supplemented from time to time.

                  "APPLICABLE MARGIN" means, (i) with respect to Term B Loans, 2.25% per annum for Eurodollar Loans and 1.25% per annum for Base Rate Loans, and (ii) for purposes of calculating (A) the applicable interest rate for any day for any Revolving Loan or any Swing Line Loan, (B) the applicable rate of the Revolving Commitment Fee for any day for purposes of SECTION 2.11(A) or (C) the applicable rate of the Letter of Credit Fee for any day for purposes of
SECTION 2.11(B)(I), the applicable percentage set forth below corresponding to the Leverage Ratio as of the most recent Calculation Date:


       =========== ==================== ================ =============== ================ ================
                                          Applicable       Applicable
                                            Margin           Margin        Applicable
                                              for           for Base         Margin
       Pricing          Leverage          Eurodollar          Rate        for Revolving      Letter of
         Level            Ratio              Loans           Loans       Commitment Fees    Credit Fee
       ----------- -------------------- ---------------- --------------- ---------------- ----------------
           I       => 4.00 to 1.0            2.75%           1.75%            .500%            2.75%
       ----------- -------------------- ---------------- --------------- ---------------- ----------------
           II      < 4.00 to 1.0 but         2.50%           1.50%            .500%            2.50%
                   => 3.25 to 1.0
       ----------- -------------------- ---------------- --------------- ---------------- ----------------
          III      < 3.25 to 1.0 but         2.25%           1.25%            .500%            2.25%
                   => 2.75 to 1.0
       ----------- -------------------- ---------------- --------------- ---------------- ----------------
           IV      < 2.75 to 1.0 but         2.00%           1.00%            .500%            2.00%
                   => 2.25 to 1.0
       ----------- -------------------- ---------------- --------------- ---------------- ----------------
           V       < 2.25 to 1.0             1.75%           0.75%            .375%            1.75%
       =========== ==================== ================ =============== ================ ================

Each Applicable Margin shall be determined and adjusted quarterly on the date (each a "CALCULATION DATE") five Business Days after the earlier of the actual delivery date by which the Company provides, or the required delivery date by which the Company is required to provide, the consolidated financial information required by SECTION 6.01(A) or (B), as applicable, and the Compliance Certificate required by SECTION 6.02(A) for the fiscal quarter or year of the Company most recently ended prior to the Calculation Date; PROVIDED, HOWEVER, that: (i) each initial Applicable Margin shall be based on Pricing Level I (as shown above) and shall remain at Pricing Level I until the first Calculation Date occurring after the end of the first full fiscal quarter of the Company subsequent to the Closing Date and, thereafter, each Applicable Margin shall be based on the Pricing Level (as shown above) corresponding to the Leverage Ratio as of the last day of the most recently ended fiscal quarter or year of the Company preceding the applicable Calculation Date; and (ii) if the Company fails to provide the consolidated financial information required by SECTION 6.01(A) or
(B), as applicable, or the Compliance Certificate required by SECTION 6.02(A) for the most recently ended fiscal quarter or year of the Company preceding any applicable Calculation Date, each Applicable Margin from such Calculation Date shall be based on Pricing Level I (as shown above) until such time as such consolidated financial information and an appropriate officer's certificate is provided, whereupon each Applicable Margin shall be based on the Pricing Level (as shown above) corresponding to the Leverage Ratio as of the last day of the most recently ended fiscal quarter or year of the Company preceding such Calculation Date. Each Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margins shall be applicable to all Loans and Letters of Credit then existing or subsequently made or issued.

                  "APPLICABLE PERCENTAGE" means (i) with respect to Loans or Commitments of one Class of any Lender at any time, its Revolving Commitment Percentage, Term B Closing Date Commitment Percentage or Term B Delayed Draw Commitment Percentage, as applicable, or (ii) with respect to the Loans or Commitments of all Classes of a Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's Commitments of all Classes at such time. If the Commitments of each Lender have been terminated pursuant to SECTION 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender of each Class and for all Classes is set forth opposite the name of such Lender on SCHEDULE 2.01 opposite the Commitments of the applicable Class or under the caption "Aggregate Commitment Percentage", as applicable, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

                  "APPLICABLE PREPAYMENT PERCENTAGE" means at any date (i) 75% if the Leverage Ratio as of the last day of the most recent fiscal year of the Company equals or exceeds 3.50 to 1.0, (ii) 50% if such Leverage Ratio is less than 3.50 to 1.0 but equals or exceeds 3.00 to 1.0, (iii) 25% if such Leverage Ratio is less than 3.00 to 1.0 but equals or exceeds 2.50 to 1.0 and (iv) 0% if such Leverage Ratio is less than 2.50 to 1.0.

                  "APPROVED FUND" means with respect to any Lender any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of such Lender or
(iii) an entity that administers or manages such Lender.

                  "ASSET DISPOSITION" means any sale, (including any Sale/Leaseback Transaction, whether or not involving a Capital Lease), lease (as lessor), transfer or other disposition (including any such transaction effected by way of merger or consolidation and including any sale or other disposition by any Group Company of Equity Interests of a Subsidiary, but excluding any sale or other disposition by way of Casualty or Condemnation) by any Group Company of any asset. For avoidance of doubt, an Equity Issuance by any Person shall not constitute an Asset Disposition by that Person.

                  "ASSIGNEE GROUP" means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

                  "ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by SECTION 10.06(B), and accepted by the Administrative Agent, in substantially in the form of EXHIBIT C hereto or any other form approved by the Administrative Agent.

                  "ATTRIBUTABLE INDEBTEDNESS" means, at any date, (i) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (ii) in respect of any Synthetic Lease Obligation of any Person, except those leases set forth on SCHEDULE 1.01E, the capitalized or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement were accounted for as a Capital Lease.

                  "AUDITED FINANCIAL STATEMENTS" means the audited consolidated balance sheet of the Company and its Consolidated Subsidiaries for the fiscal year ended December 31, 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year of the Company and its Consolidated Subsidiaries, including the notes thereto.

                  "AUTO-EXTENSION LETTER OF CREDIT" has the meaning specified in
SECTION 2.05(D).

                  "AVAILABLE CASH" means, for any Reference Period for the Company and its Subsidiaries (determined on a consolidated basis, without duplication for such Reference Period), the sum (which may be negative) of:

                  (i) Consolidated EBITDA for such Reference Period; PLUS

                                    (ii)  to  the   extent   not   included   in
                  Consolidated EBITDA for such Reference Period and not required to be utilized in connection with a repayment or prepayment of the Loans made or to be made pursuant to SECTION 2.09(B)(II), all cash gains attributable to Asset Dispositions out of the ordinary course of business, if any, of the Company and its Consolidated Subsidiaries during such period; PLUS

                                    (iii)  to  the   extent  not   included   in
                  determining Consolidated EBITDA for such Reference Period, (A) the cash amount realized in respect of extraordinary or non-recurring gains during such Reference Period and (B) cash received during such Reference Period on account of non-cash gains or non-cash income excluded from Consolidated EBITDA in any period prior to such Reference Period; MINUS

                                    (iv)   the   aggregate    amount    (without
                  duplication) of: (A) Cash Interest Expense for such Reference Period (excluding that portion of the Project Non-Recourse Debt Service Amount for such period attributable to Consolidated Interest Expense); (B) Consolidated Scheduled Debt Payments made during such Reference Period (excluding that portion of the Project Non-Recourse Debt Service Amount for such period attributable to scheduled amortization of indebtedness); (C) voluntary prepayments of Consolidated Funded Indebtedness during such period; PROVIDED that (x) such prepayments are otherwise permitted hereunder and (y) if such Indebtedness consists of a revolving line of credit, the commitments under such line of credit are permanently reduced by the amount of such prepayment; (D) mandatory prepayments of the Loans made pursuant to SECTION 2.09(B)(IV) during such Reference Period and mandatory prepayments of all other Consolidated Funded Indebtedness during such Reference Period (other than mandatory prepayments from or with the proceeds of any Qualifying Equity Issuance, Debt Issuance (exclusive of Revolving Loans), Asset Disposition not included in the determination of Consolidated Net Income for the applicable period (except to the extent that any gain therefrom is included pursuant to CLAUSE (II) above in the determination of Available Cash for such Reference Period) or Casualty Event);
                  (E) Consolidated Capital Expenditures made during such Reference Period (excluding (x) any to the extent financed, directly or indirectly, with the proceeds of any Qualifying Equity Issuance, Debt Issuance (exclusive of Revolving Loans), Asset Disposition not included in the determination of Consolidated Net Income for the applicable period (except to the extent that any gain therefrom is included pursuant to CLAUSE (II) above in the determination of Available Cash for such Reference Period) or Casualty Event and (y) Scheduled Capital Expenditures); (F) Taxes paid in cash for such Reference Period; (G) cash payments during such Reference Period for Permitted Business Acquisitions (excluding any to the extent financed, directly or indirectly, with (x) the proceeds of any Qualifying Equity Issuance, Debt Issuance (exclusive of Revolving Loans) or Asset Disposition not included in the determination of Consolidated Net Income for the applicable period (except to the extent that any gain therefrom is included pursuant to CLAUSE (II) above in the determination of Available Cash for such Reference Period) or
                  (y) Cumulative Distributable Cash not used to pay dividends on capital stock under SECTION 7.07(III)) and (H) cash payments during such Reference Period for Investments (other than Exempt Investments); MINUS

                                    (v)   all   cash   extraordinary   or   cash
                  non-recurring losses, if any, during such Reference Period (whether or not accrued in such period); MINUS

                                    (vi)  without   duplication  of  any  amount
                  deducted under CLAUSE (V) of the definition of "Consolidated EBITDA", all payments made in cash during such Reference Period on account of non-cash losses or non-cash charges expensed during or prior to such Reference Period; MINUS

                                    (vii) cash  earn-out  payments  during  such
                  Reference Period to sellers of assets acquired in Permitted Business Acquisitions.

                  "AVAILABLE EQUITY ISSUANCE AMOUNT" means at any date the Net Cash Proceeds of one or more Qualifying Equity Issuances occurring during the period from but not including the Closing Date to the date of determination remaining after the aggregate amount of such Net Cash Proceeds which have been applied for any purpose specified in CLAUSE (II) of the definition of "Qualifying Equity Issuance".

                  "AVAILABILITY PERIOD" means the period from and including the Closing Date to the earliest of (i) the Revolving Termination Date, (ii) the date of the termination of the Commitments pursuant to SECTION 2.10 and (iii) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to
SECTION 8.02(A).

                  "BANK OF AMERICA" means Bank of America, N.A., a national banking association, and its successors.

                  "BANK SECRECY ACT" means the Financial Recordkeeping and Reporting of Currency and Foreign Transactions Act of 1970, 31 U.S.C. 1051, et seq., as the same may be amended, supplemented, modified, replaced or otherwise in effect from time to time.

                  "BASE RATE" means, for any day, a fluctuating rate per annum equal to the higher of (i) the Federal Funds Rate plus 1/2 of 1% and (ii) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate". The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "BASE RATE LOAN" means a Loan that bears interest based on the Base Rate.

                  "BORROWING" has the meaning specified in SECTION 1.07.

                  "BUSINESS ACQUISITION" means the acquisition by the Company or one or more of its Subsidiaries of all (other than Nominal Shares) of the Equity Interests of, or all (or any division, line of business or any substantial part for which audited financial statements or other financial information reasonably satisfactory to the Administrative Agent is available) or substantially all of the assets or property of, another Person.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office or the Company's chief executive office is located, except that (i) when used in
SECTION  2.05 with  respect  to any action  taken by or with  respect to any L/C
Issuer, the term "BUSINESS DAY" shall not include any day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where such L/C Issuer's Lending Office is located, and (ii) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, a Eurodollar Loan, or a notice by the Company with respect to any such borrowing, payment, prepayment or Interest Period, such day shall also be a day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

                  "CAPITAL LEASE" of any Person means any lease of (or other arrangement conveying the right to use) property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

                  "CAPITAL LEASE OBLIGATIONS" means, with respect to any Person, all obligations of such Person as lessee under Capital Leases, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

                  "CASH COLLATERALIZE" means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the L/C Issuers and the Revolving Lenders, as collateral for the L/C Obligations, cash, Cash Equivalents or deposit balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuers.

                  "CASH EQUIVALENTS" means, at any time:

                                    (i) any evidence of debt,  maturing not more
                  than one year after such time, issued or guaranteed by the United States of America or any agency thereof;

                                    (ii)  commercial  paper,  maturing  not more
                  than one year from the date of issue, or demand notes issued by any domestic corporation not an Affiliate of the Company, in each case (unless issued by a Lender of its holding company) rated at least A-1 by S&P or P-1 by Moody's;

                                    (iii) any  certificate  of deposit  (or time
                  deposits represented by such certificate of deposit), eurodollar time deposit or bankers' acceptance, maturing not more than one year after such time, or overnight Federal funds transactions with a member of the Federal Reserve System that are issued or sold by a commercial banking institution that is organized under the Laws of the United States, any State thereof or the District of Columbia, any foreign bank or its branches or agencies (fully protected against currency fluctuations) and has a combined capital and surplus and undivided profits of not less than $500,000,000;

                                    (iv) any repurchase  agreement  entered into
                  with any Lender (or other commercial banking institution of the stature referred to in CLAUSE (III) above) which (A) is secured by a fully perfected security interest in any obligation of the type described in any of CLAUSES (I) through
                  (III) above and (B) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder;

                                    (v)   investments   in   short-term    asset
                  management accounts offered by any Lender (or other commercial banking institution of the stature referred to in clause (iii) above) for the purpose of investing in loans to any corporation (other than the Company or an Affiliate of the Company), state or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia; and

                                    (vi)  shares of any money  market  fund that
                  (A) has 95% of its assets invested continuously in the types of investments referred to in clause (i) through (v) above,
                  (B) has net assets in excess of $500,000 and (C) is rated at least "A-1" by S&P or "P-1" by Moody's.

                  "CASH INTEREST EXPENSE" means, for any period, for the Company and its Subsidiaries determined on a consolidated basis without duplication in accordance with GAAP, the excess of (i) Consolidated Interest Expense minus (ii) in each case to the extent included in the determination of Consolidated
Interest Expense for such period, all non-cash amounts attributable to amortization of financing costs paid in such period (including deferred Transaction Expenses and other non-cash interest expense, including, without limitation, the amount of debt discount and debt issuance cost amortized, charges relating to write-ups or write-downs in the book or carrying value of existing Funded Indebtedness, interest payable in evidences of Indebtedness or by addition to the principal of the related Indebtedness) or to amortization of debt discounts or accrued interest payable in kind for such period.

                  "CASH MANAGEMENT OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of treasury management services to, for the benefit of or otherwise in respect of any Person (including intraday credit, Automated Clearing House (ACH) services, foreign exchange services, daylight overdrafts and zero balance arrangements) provided by any Lender or its Affiliates, including obligations for the payment of agreed interest and reasonable, fees, charges, expenses and disbursements in connection therewith.

                  "CASUALTY" means any casualty, damage, destruction or other similar loss with respect to real or personal property or improvements.

                  "CASUALTY   INSURANCE   POLICY"  means  any  insurance  policy
maintained by any Group Company covering losses with respect to Casualties.

                  "CHANGE IN LAW" means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty; (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

                  "CHANGE OF CONTROL" means (i) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) other than a member of the Sponsor Group has become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, but excluding any pledgee of pledged shares so long as such pledgee has not foreclosed on such pledged shares), by way of merger, consolidation or otherwise, of more than the greater of (x) 35% or more of the Voting Securities of the Company on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable but solely to the extent freely exercisable) or (y) the Voting Securities of the Company (determined as set forth in CLAUSE (X) above) owned, directly or indirectly, by the Sponsor Group or (ii) the occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Company by Persons who were not
(A)  nominated  by at least a majority of the Board of Directors of the Company,
(B) appointed by directors so nominated or (C) designated or nominated by the Sponsor Group.

                  "CLASS" has the meaning specified in SECTION 1.07.

                  "CLOSING DATE" means the date when this Agreement becomes effective and the first Credit Extension occurs in accordance with SECTIONS 4.01 and 4.02.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "COLLATERAL" means all of the property which is subject or is purported to be subject to the Liens granted by the Collateral Documents.

                  "COLLATERAL AGENT" means Bank of America, N.A., in its capacity as collateral agent for the Finance Parties under the Collateral Documents, and its successor or successors in such capacity.

                  "COLLATERAL  DOCUMENTS"  means,  collectively,   the  Security
Agreement, the Pledge Agreement, the Depositary Bank Agreements, each Mortgage, any Additional Collateral Documents, any additional pledges, security agreements, patent, trademark or copyright filings or mortgages required to be delivered pursuant to the Finance Documents and any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing.

                  "COMMITMENT" means (i) with respect to each Lender, its Revolving Commitment, Term B Closing Date Commitment and/or Term B Delayed Draw Commitment, as and to the extent applicable, (ii) with respect to each L/C Issuer, its L/C Commitment and (iii) with respect to the Swing Line Lender, the Swing Line Commitment, in each case as set forth on SCHEDULE 2.01 or in the applicable Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as its Commitment of the applicable Class, as any such amount may be adjusted from time to time in accordance with this Agreement.

                  "COMMITMENT   FEES"  has  the  meaning  specified  in  SECTION
2.11(A).

                  "COMPANY"  means  Synagro   Technologies,   Inc.,  a  Delaware
corporation, and its successors.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT D hereto.

                  "CONDEMNATION" means any taking by a Governmental Authority of property or assets, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation or in any other manner.

                  "CONDEMNATION AWARD" means all proceeds of any Condemnation or transfer in lieu thereof.

                  "CONSOLIDATED ADJUSTED WORKING CAPITAL" means at any date the excess of (i) Consolidated Current Assets (excluding cash and Cash Equivalents classified as such in accordance with GAAP) over (ii) Consolidated Current Liabilities (excluding the current portion of any Consolidated Funded Indebtedness).

                  "CONSOLIDATED CAPITAL EXPENDITURES" means for any period the aggregate amount of all expenditures (whether paid in cash or other consideration or accrued as a liability) that would, in accordance with GAAP, be included as additions to property, plant and equipment and other capital expenditures of the Company and its Consolidated Subsidiaries for such period, excluding interest capitalized during construction, as the same are or would be set forth in a consolidated statement of cash flows of the Company and its Consolidated Subsidiaries for such period (including the amount of assets leased under any Capital Lease), but excluding (to the extent that they would otherwise be included) (i) any such expenditures made for the replacement or restoration of assets to the extent paid for by any Casualty Insurance Policy or Condemnation Award with respect to the asset or assets being replaced or restored to the extent such expenditures are permitted under the Loan Documents and (ii) Interim Purchase Transactions.

                  "CONSOLIDATED   CURRENT   ASSETS"   means   at  any  date  the
consolidated current assets of the Company and its Consolidated Subsidiaries determined as of such date.

                  "CONSOLIDATED  CURRENT  LIABILITIES"  means  at any  date  the
consolidated   current   liabilities   of  the  Company  and  its   Consolidated
Subsidiaries determined as of such date.

                  "CONSOLIDATED EBITDA" means for any period the sum of:

                                    (i) Consolidated Net Income for such period;
                  PLUS

                                    (ii) to the extent not otherwise included in
                  the determination of Consolidated Net Income for such period, all proceeds of business interruption insurance policies, if any, received by the Company or any Consolidated Subsidiary during such period; PLUS

                                    (iii)  without  duplication,  those  amounts
                  which, in the determination of Consolidated Net Income for such period, have been deducted for (A) Consolidated Interest Expense, (B) lease expense in respect of Synthetic Lease Obligations and Sale/Leaseback Transactions accounted for as Operating Leases under GAAP, (C) provisions for Federal, state,  local and  foreign  income,  value  added and  similar
                  Taxes, (D) depreciation, amortization (including, without limitation, amortization of goodwill and other intangible assets), impairment of goodwill and other non-cash charges or expenses (excluding any such non-cash charge or expense to the extent that it represents amortization of a prepaid cash expense that was paid in a prior period), (E) unrealized losses on financial derivatives recognized in accordance with SFAS No. 133, (F) non-cash compensation expense, or other non-cash expenses or charges, arising from the granting of stock options, the granting of stock appreciation rights and similar arrangements (including any strike price reductions for dividends paid, repricing, amendment, modification, substitution or change of any such stock option, stock appreciation rights or similar arrangements), (G) one-time, non-cash, purchase accounting adjustments, (H) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees and related out-of-pocket expenses of the Company and its Subsidiaries incurred as a result of the Transaction (including the write-off of previous debt and equity issuance costs), (I) the amount of (x) any expense to the extent that a corresponding amount is received in cash by a Group Company from a Person other than the Company or any Subsidiary of the Company under any agreement providing for reimbursement of such expense or (y) any expenses with respect to liability or casualty events, business interruption or product recalls, to the extent covered by insurance (it being understood that if the amount received in cash under any such agreement in any period exceeds the amount of expense paid during such period such excess amounts received may be carried forward and applied against expenses in future periods), (J) financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees and related out-of-pocket expenses of the Company and its Consolidated Subsidiaries incurred as a result of Permitted Business Acquisitions after the Closing Date to the extent not exceeding $10,000,000 in the aggregate during such period, (K) non-recurring cash charges resulting from severance, integration and other adjustments made as a result of Permitted Business Acquisitions, PROVIDED that the amounts referred to in this CLAUSE (K) reported in any fiscal year ending after December 31, 2004 shall not, in the aggregate, exceed $5,000,000 and (L) extraordinary or non-recurring losses (including those arising from permitted Asset Dispositions (other than sales in the ordinary course of business) and Casualties); MINUS

                                    (iv) without duplication,  any amount which,
                  in the determination of Consolidated Net Income for such period, has been included for or in respect of (A) interest income, if any, exceeding the amount of offsetting interest expense in the determination of Consolidated Interest Expense for such period, (B) unrealized gains on financial derivatives recognized in accordance with SFAS No. 133, (C) extraordinary or nonrecurring gains (including those arising from permitted Asset Dispositions (other than sales in the ordinary course of business) and Casualties) and (D) any non-cash income or non-cash gains, all as determined in accordance with GAAP; MINUS

                                    (v) the  aggregate  amount of cash  payments
                  made during such period in respect of any non-cash accrual, reserve or other non-cash charge or expense recognized in a prior period in respect of cash charges or expenses anticipated at the time in respect of a future period which were added to Consolidated Net Income to determine Consolidated EBITDA for such prior period and which do not otherwise reduce Consolidated Net Income for the current period; MINUS

                                    (vi) the Project  Non-Recourse  Debt Service
                  Amount.

For purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "TEST PERIOD") pursuant to any determination of the Leverage Ratio, the Interest Coverage Ratio or the Fixed Charge Coverage Ratio, if during such Test Period (or in the case of pro-forma calculations, during the period from the last day of such Test Period to and including the date as of which such calculation is made) any Group Company shall have made an Asset Disposition or a Permitted Business Acquisition, Consolidated EBITDA for such Test Period shall be calculated after giving effect thereto on a Pro-Forma Basis, giving effect to projected or anticipated cost savings permitted or required by Regulations S-K or S-X under the Securities Act or otherwise agreed to by the Administrative Agent in its reasonable discretion.

                  "CONSOLIDATED FIXED CHARGES" means, for any period, the sum of
(i) Cash Interest Expense plus (ii) Consolidated Scheduled Debt Payments for such period, in each case excluding that attributable to Project Non-Recourse Debt.

                  "CONSOLIDATED FUNDED INDEBTEDNESS" means at any date the Funded Indebtedness of the Company and its Consolidated Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INDEBTEDNESS" means at any date the Indebtedness of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, the total interest expense, whether paid or accrued and whether or not capitalized, (including, without limitation, amortization of debt issuance costs and original issue discount, interest capitalized during construction, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments under Capital Leases and the implied interest component of Synthetic Leases (regardless of whether accounted for as interest expense under GAAP), all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptances and net costs (included in interest expense) in respect of Swap Obligations constituting interest rate swaps, collars, caps or other arrangements requiring payments contingent upon interest rates of the Company and its Consolidated Subsidiaries), net of interest income, in each case determined on a consolidated basis for such period; PROVIDED that any interest on Indebtedness of another Person that is guaranteed by the Company or any of its Consolidated Subsidiaries or secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on, or payable out of the proceeds of the sale of or production from, assets of the Company or any of its Consolidated Subsidiaries (whether or not such guarantee or Lien is called upon) shall be included.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (or net loss) after taxes and before dividends of the Company and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded from the calculation of Consolidated Net Income for any period (i) the income (or loss) of (A) any Project Subsidiary and (B) any Person in which any other Person (other than the Company or any of its Wholly-Owned Subsidiaries which is not a Project Subsidiary) has an ownership interest, except to the extent in the case of each of CLAUSES (A) and (B) that dividends or distributions on capital stock of such Project Subsidiary or other Person are declared and made to the Company or such Wholly-Owned Subsidiary which is not a Project Subsidiary during such period for the amount of such Project Subsidiary's or other Person's accrued net income (or net loss) (as evidenced by a copy of the resolutions attached to the Compliance Certificate delivered with the financial statements for such period pursuant to
SECTION 6.02), (ii) the income (or loss) of any Person accrued prior to the date it becomes a Consolidated Subsidiary of the Company or is merged with or into or consolidated with the Company or any of its Consolidated Subsidiaries or that Person's assets are acquired by the Company or any of its Consolidated Subsidiaries, except as provided in the definitions of "CONSOLIDATED EBITDA" and "PRO-FORMA BASIS" herein and (iii) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

                  "CONSOLIDATED SCHEDULED DEBT PAYMENTS" means, for any period, the sum of all regularly scheduled payments of principal on the Loans and all other Consolidated Funded Indebtedness (including, without limitation, the principal component of Capital Lease Obligations, Purchase Money Indebtedness and Synthetic Lease Obligations (regardless of whether accounted for as indebtedness under GAAP) paid or payable during such period), but excluding payments due on Revolving Loans and Swing Line Loans during such period; PROVIDED that Consolidated Scheduled Debt Payments for any period shall not include voluntary prepayments of Consolidated Funded Indebtedness, mandatory prepayments of the Term Loans pursuant to SECTION 2.09(B) or other mandatory prepayments (other than by virtue of scheduled amortization) of Consolidated Funded Indebtedness (but Consolidated Scheduled Debt Payments for a period shall be adjusted to reflect the effect on scheduled payments of principal for such period of the application of any prepayments of Consolidated Funded Indebtedness during or preceding such period).

                  "CONSOLIDATED SUBSIDIARY" means with respect to any Person at any date any Subsidiary of such Person the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.

                  "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

                  "CREDIT   EXTENSION"  means  a  Borrowing  or  an  L/C  Credit
Extension.

                  "CUMULATIVE DISTRIBUTABLE CASH" means, for the Company and its Consolidated Subsidiaries as of any date of determination, the sum of:

                                    (i) the  amount  of one  regularly-scheduled
                  dividend payment (or, if the first such dividend payment is paid from the Company's excess cash referred to in the second sentence of SECTION 4.01(F) following the consummation of the Transaction on the Closing Date, such dividend payment and one additional regularly scheduled dividend payment) to be made during the period commencing on the Business Day immediately following the Closing Date through the date of delivery pursuant to SECTION 6.01 of the financial statements for the first full fiscal quarter of the Company following the Closing Date in accordance with the "Dividend Policy and Restrictions" section of the Registration Statement; PLUS

                                    (ii) Available Cash for the Reference Period
                  most recently ended prior to such date; MINUS

                                    (iii) the aggregate amount of dividends paid
                  during the period commencing on the Business Day after the Closing Date through the last day of such Reference Period of the type described in SECTION 7.07(II) to Persons other than the Company or a Consolidated Subsidiary and of the type described in SECTION 7.07(III); MINUS

                                    (iv)   without    duplication   of   amounts
                  attributable to Consolidated Capital Expenditures which have been deducted pursuant to CLAUSE (IV)(E) of the definition of Available Cash for the Reference Period most recently ended prior to such date, the aggregate amounts paid by the Company and its Consolidated Subsidiaries during the period commencing on the Closing Date through the last day of the Reference Period most recently ended prior to such date in respect of Permitted Business Acquisitions financed with Cumulative Distributable Cash which is not used to pay dividends of the type described in SECTION 7.07(III).

                  "DEBT EQUIVALENTS" of any Person means (i) any Equity Interest of such Person which by its terms (or by the terms of any security for which it is convertible or for which it is exchangeable or exercisable), or upon the happening of any event or otherwise (including an event which would constitute a Change of Control), (A) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund or otherwise or (B) is convertible into or exchangeable for Indebtedness or Debt Equivalents, in each case in whole or in part, on or prior to the 90 day anniversary of the later of the Revolving Termination Date or the Term Maturity Date and (ii) if such Person is a Subsidiary of the Company but not a Subsidiary Guarantor, any Preferred Stock of such Person; PROVIDED, HOWEVER, that any Equity Interests that would not constitute Debt Equivalents but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Equity Interests upon the occurrence of a Change of Control or an Asset Disposition occurring prior to the 180th day after the Maturity Date shall not constitute Debt Equivalents if such Equity Interests provide that the issuer thereof will not redeem any such Equity Interests pursuant to such provisions prior to the payment in full of the Obligations (other than contingent indemnity obligations).

                  "DEBT ISSUANCE" means the issuance by any Group Company of any Indebtedness.

                  "DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

                  "DEFAULT" means any condition or event that constitutes an Event of Default or that, with the giving of notice, the passage of applicable cure periods, or both pursuant to ARTICLE VIII, would be an Event of Default.

                  "DEFAULT RATE" means (i) when used with respect to Senior Credit Obligations other than Letter of Credit Fees, an interest rate equal to
(A) the Base Rate plus (B) the Applicable Margin applicable to Revolving Base Rate Loans plus (C) 2.00% per annum; PROVIDED, HOWEVER, that with respect to a Eurodollar Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2.00% per annum, and (ii) when used with respect to Letter of Credit Fees, a rate equal to (A) the Applicable Margin applicable to Revolving Eurodollar Loans plus (B) 2.00% per annum.

                  "DEFAULTING LENDER" means any Lender that (i) has failed to make a Loan or purchase a Participation Interest in a Swing Line Loan or an L/C Obligation required pursuant to the terms of this Agreement within one Business Day of the date required to be funded by it hereunder, (ii) has otherwise failed to pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder or any other Loan Document within one Business Day of the date when due, unless the subject of a good faith dispute or (iii) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

                  "DEPOSITARY BANK AGREEMENT" means an agreement between a Loan Party and any bank or other depositary institution, substantially in the form of EXHIBIT D to the Security Agreement, as the same may be amended, modified or supplemented from time to time.

                  "DOLLARS" and "$" means lawful money of the United States of America.

                  "DOMESTIC SUBSIDIARY" means with respect to any Person each Subsidiary of such Person that is organized under the laws of the United States or any political subdivision thereof, and "DOMESTIC SUBSIDIARIES" means any two or more of them.
                  "ELIGIBLE ASSIGNEE" means (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any other Person (other than a natural person) approved by (A) the Administrative Agent, (B) in the case of any assignment of a Revolving Commitment, the L/C Issuers and the Swing Line Lender and (C) unless an Event of Default has occurred and is continuing at the time any assignment is effected pursuant to SECTION 10.06(B), the Company (each such approval not to be unreasonably withheld or delayed); PROVIDED that notwithstanding the foregoing, "ELIGIBLE ASSIGNEE" shall not include the Company or any of the Company's Affiliates or Subsidiaries.

                  "EMPLOYEE BENEFIT ARRANGEMENTS" means in any jurisdiction the material benefit schemes or arrangements in respect of any employees or past employees operated by any Group Company or in which any Group Company participates and which provide benefits on retirement, ill-health, injury, death or voluntary withdrawal from or termination of employment, including termination indemnity payments and life assurance and post-retirement medical benefits, other than Plans and Foreign Pension Plans.

                  "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), of any Group Company directly or indirectly resulting from or based on (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (iii) exposure to any Hazardous Material, (iv) the release or threatened release of any Hazardous Material into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "EQUITY EQUIVALENTS" means with respect to any Person any rights, warrants, options, convertible securities, exchangeable securities, indebtedness or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Equity Interests of such Person or securities exercisable for or convertible or exchangeable into Equity Interests of such Person, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                  "EQUITY INTERESTS" means all shares of capital stock, partnership interests (whether general or limited), limited liability company membership interests, beneficial interests in a trust and any other interest or participation that confers on a Person the right to receive a share of profits or losses, or distributions of assets, of an issuing Person, but excluding any debt securities convertible into such Equity Interests.

                  "EQUITY ISSUANCE" means (i) any sale or issuance by any Group Company to any Person other than the Company or a Subsidiary of the Company of any Equity Interests or any Equity Equivalents (other than any such Equity Equivalents that constitute Indebtedness) and (ii) the receipt by any Group Company of any cash capital contributions, whether or not paid in connection with any issuance of Equity Interests of any Group Company, from any Person other than the Company or a Subsidiary of the Company.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulation promulgated thereunder.

                  "ERISA AFFILIATE" means each entity that is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with a Group Company within the meaning of Section 414(b), (c) or
(m) of the Code, or required to be aggregated with a Group Company under Section 414(o) of the Code or is under "common control" with a Group Company, within the meaning of Section 4001(a)(14) of ERISA.

                  "ERISA EVENT" means:

                                    (i) a reportable event as defined in Section
                  4043 of ERISA and the regulations issued under such Section with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of
                  Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event;

                                    (ii) the  requirements of Section 4043(b) of
                  ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of any Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of
                  Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days;

                                    (iii)  the   failure  to  meet  the  minimum
                  funding standard of Section 412 of the Code with respect to any Plan (whether or not waived in accordance with Section 412(d) of the Code), the application for a minimum funding waiver under Section 303 of ERISA with respect to any Plan, the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan;

                                    (iv)  (A)  the  incurrence  of any  material
                  liability by a Group Company pursuant to Title I of ERISA or to the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), or the occurrence or existence of any event, transaction or condition that could reasonably be expected to result in the incurrence of any such material liability by a Group Company pursuant to Title I of ERISA or to such penalty or excise tax provisions of the Code; or (B) the incurrence of any material liability by a Group Company or an ERISA Affiliate pursuant to Title IV of ERISA or the occurrence or existence of any event, transaction or condition that could reasonably be expected to result in the incurrence of any such material liability or imposition of any lien on any of the rights, properties or assets of a Group Company or any ERISA Affiliate pursuant to Title IV of ERISA or to Section 401(a)(29) or 412 of the Code;

                                    (v) the  provision by the  administrator  of
                  any Plan of a notice pursuant to Section 4041(a)(2) of ERISA (or the reasonable expectation of such provision of notice) of intent to terminate such Plan in a distress termination described in Section 4041(c) of ERISA, the institution by the PBGC of proceedings to terminate any Plan or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of a Plan by the PBGC, or the appointment of a trustee by the PBGC to administer any Plan;

                                    (vi) the  withdrawal  of a Group  Company or
                  ERISA Affiliate in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any
                  Multiemployer Plan if there is any potential material liability therefor, or the receipt by a Group Company or ERISA Affiliate of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA;

                                    (vii) the  imposition of material  liability
                  (or the reasonable expectation thereof) on a Group Company or ERISA Affiliate pursuant to Section 4062, 4063, 4064 or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA;

                                    (viii) the  assertion  of a  material  claim
                  (other than routine claims for benefits) against any Plan other than a Multiemployer Plan or the assets thereof, or against a Group Company or ERISA Affiliate in connection with any Plan;

                                    (ix)  the  receipt  from the  United  States
                  Internal Revenue Service of notice of the failure of any Plan (or any Employee Benefit Arrangement intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Plan to qualify for exemption from taxation under
                  Section 501(a) of the Code, and, with respect to Multiemployer Plans, notice thereof to any Group Company; and

                                    (x)  the  establishment  or  amendment  by a
                  Group Company of any Welfare Plan that provides post-employment welfare benefits in a manner that would reasonably be expected to result in a Material Adverse Effect.

                  "EURODOLLAR LOAN" means at any date a Loan which bears interest at a rate based on the Eurodollar Rate.

                  "EURODOLLAR RATE" means, for any Interest Period with respect to any Eurodollar Loan, the rate per annum equal to British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time), at approximately 11:00 A.M. (London time) two Business Days prior to the commencement of such Interest Period for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "EURODOLLAR RATE" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 A.M. (London time) two Business days prior to the commencement of such Interest Period.

                  "EURODOLLAR RESERVE PERCENTAGE" means for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any other entity succeeding to the functions currently performed thereby) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to "Eurocurrency liabilities"). The Adjusted Eurodollar Rate for each outstanding Eurodollar Loan shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "EVENT OF DEFAULT" has the meaning specified in SECTION 8.01.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Company hereunder, (i) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Lending Office is located, (ii) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Company is located and (iii) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under SECTION 10.13), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with
SECTION 3.01(E), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Company with respect to such withholding tax pursuant to SECTION 3.01(A).

                  "EXEMPT INVESTMENTS" means (i) any Investment made pursuant to
SECTION  7.06(A)(II)  through (xi),  (XIII) through (XV),  (XVIII) and (XIX) and
(ii) any Investment made pursuant to SECTION 7.06(A)(XI) in a Loan Party.

                  "EXISTING  CREDIT  AGREEMENT"  means  the  Third  Amended  and
Restated Credit Agreement dated as of May 8, 2002, as amended by the First Amendment dated as of December 6, 2002, the Second Amendment dated as of April 4, 2003, the Third Amendment dated as of May 6, 2003 and the Fourth Amendment dated as of March 9, 2004, among the Company, the various financial institutions from time to time party thereto, Bank of America, as Administrative Agent, issuing bank and Swing Line Bank and Banc of America Securities LLC, as Lead Arranger and Book Manager.

                  "EXISTING INDEBTEDNESS" has the meaning specified in SECTION 7.01(I).

                  "EXISTING LETTERS OF CREDIT" means the letters of credit issued before the Closing Date and described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on
SCHEDULE 2.05 hereto, and "EXISTING LETTER OF CREDIT" means any one of them.

                  "FACILITIES INCREASE" has the meaning specified in SECTION 2.10(A).

                  "FACILITIES  INCREASE  DATE(S)"  has the meaning  specified in
SECTION 2.10(A).

                  "FAILED LOAN" has the meaning specified in SECTION 2.03(D).

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America, N.A. on such day on such transactions as determined by the Administrative Agent.

                  "FEE LETTER" means the letter agreement dated January 27, 2005 among the Joint Lead Arrangers and the Company.

                  "FINANCE DOCUMENT" means (i) each Loan Document and (ii) each Swap Agreement between one or more Loan Parties and a Swap Creditor evidencing Swap Obligations permitted hereunder, and "FINANCE DOCUMENTS" means all of them, collectively.

                  "FINANCE  OBLIGATIONS"  means,  at any  date,  (i) all  Senior
Credit Obligations, (ii) all Swap Obligations of a Loan Party permitted hereunder owed or owing to any Swap Creditor and (iii) all Cash Management Obligations owing to a Lender or one or more of its Affiliates.

                  "FINANCE PARTY" means each Lender, the Swing Line Lender, each L/C Issuer, each Swap Creditor, each Agent and each Indemnitee and their respective successors and assigns, and "FINANCE PARTIES" means any two or more of them, collectively.

                  "FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio of (i) Consolidated EBITDA LESS the aggregate amount of Consolidated Capital Expenditures for such period (exclusive of the portion thereof financed with (A) any Indebtedness, (B) any Qualifying Equity Issuance, (C) the Net Cash Proceeds of Asset Dispositions received during such period that are not required to be applied to repay Loans or cash collateralize L/C Obligations pursuant to SECTION 2.09(B)(II) or (D) in the case of Consolidated Capital Expenditures of Project Subsidiaries, the portion thereof not exceeding, in the aggregate for all Project Subsidiaries, the amount financed with Investments permitted under
SECTION 7.06(A)(XVII)) LESS the aggregate amount of Taxes paid in cash during such period to (ii) Consolidated Fixed Charges for such period.

                  "FOREIGN CASH EQUIVALENTS" means:

                                    (i) securities issued or fully guaranteed by
                  the United Kingdom or any instrumentality thereof (as long as that the full faith and credit of the United Kingdom is pledged in support of those securities);

                                    (ii)  certificates  of  deposit,  eurodollar
                  time deposits, overnight bank deposits and bankers' acceptances of any foreign bank, or its branches or agencies (fully protected against currency fluctuations) that, at the time of acquisition, are rated at least "A-1" by S&P or "P-1" by Moody's, and (ii) certificates of deposit, eurodollar time deposits, banker's acceptances and overnight bank deposits, in each case of any non-U.S. commercial bank having capital and surplus in excess of $500,000,000 and a Thomson BankWatch Rating of at least "B";

                                    (iii) repurchase  obligations with a term of
                  not more than seven days with respect to securities of the types described in CLAUSE (I) or (II) with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 in which the Company or one or more of its Subsidiaries shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations;

                                    (iv)   investments   in   short-term   asset
                  management accounts offered by any Lender (or other commercial banking institution of the stature referred to in clause (ii) above) for the purpose of investing in loans to any corporation (other than the Company or an Affiliate of the Company), in each case organized under the laws of the United Kingdom; and

                                    (v) shares of any money market fund that (A)
                  has at least 95% of its assets invested continuously in the types of investments referred to in CLAUSES (I) through (IV) above, (B) has net assets in excess of $500,000 and (C) is rated at least "A-1" by S&P or "P-1" by Moody's.


                  "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Company is a resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "FOREIGN PENSION PLAN" means any material plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States by any Group Company primarily for the benefit of employees of any Group Company residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "FOREIGN SUBSIDIARY" means with respect to any Person any Subsidiary of such Person that is not a Domestic Subsidiary of such Person.

                  "FUND" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "FUNDED INDEBTEDNESS" means, with respect to any Person and without duplication, (i) all Indebtedness of such Person of the types referred to in CLAUSES (I), (II), (III), (V), and (VII) of the definition of "Indebtedness" in this SECTION 1.01, (ii) all Indebtedness of others of the type referred to in CLAUSE (I) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on, or payable out of the proceeds of production from, any property or asset of such Person, whether or not the obligations secured thereby have been assumed by such Person, (iii) all Guaranty Obligations of such Person with respect to Indebtedness of others of the type referred to in CLAUSE (I) above and (iv) all Indebtedness of the type referred to in CLAUSE (I) above of any other Person (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venturer) to the extent such Person would be liable therefor under any applicable law or any agreement or instrument by virtue of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person shall not be liable therefor.

                  "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board, the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central bank).

                  "GROUP COMPANY" means any of the Company or its respective Subsidiaries (regardless of whether or not consolidated with the Company for purposes of GAAP), and "GROUP COMPANIES" means all of them, collectively.

                  "GROUP COMPANY MATERIALS" has the meaning specified in SECTION 6.02(K).

                  "GROUP" means at any time a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all Loans which are Eurodollar Loans having the same Interest Period at such time; PROVIDED that, if a Loan of any particular Lender is converted to or made as a Base Rate Loan pursuant to ARTICLE III, such Loan shall be included in the same Group or Group of Loans from time to time as it would have been had it not been so converted or made.

                  "GUARANTY" means the Guaranty, substantially in the form of EXHIBIT F hereto, by the Subsidiary Guarantors in favor of the Administrative Agent, as the same may be amended, modified or supplemented from time to time.

                  "GUARANTY OBLIGATION" means, with respect to any Person, without duplication, any obligation (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guarantying, intended to guaranty, or having the economic effect of guarantying, any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent,
(i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other credit support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, support agreements, comfort letters, take or pay arrangements, put agreements, performance guaranties or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (iv) to otherwise assure or hold harmless the owner of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

                  "HAZARDOUS  MATERIALS"  means  all  explosive  or  radioactive substances  or wastes and all  hazardous  or toxic  substances,  wastes or other pollutants or environmental contaminants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and all other substances or wastes regulated pursuant to any Environment Law because of their hazardous or deleterious properties.

                  "HONOR DATE" has the meaning specified in SECTION 2.05(F).

                  "INDEBTEDNESS"  means, as to any Person at a particular  time,
without  duplication,   all  of  the  following,  whether  or  not  included  as
indebtedness or liabilities in accordance with GAAP:

                                    (i)  all  obligations  of  such  Person  for
                  borrowed money;

                                    (ii)   all   obligations   of  such   Person
                  evidenced  by  bonds,  debentures,   notes  or  other  similar
                  instruments;

                                    (iii) all  obligations  of such Person under
                  conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

                                    (iv)    all    obligations,    other    than
                  intercompany items, of such Person to pay the deferred purchase price of property or services (other than trade accounts payable and accrued expenses arising in the ordinary course of business and due within six months of the incurrence thereof);

                                    (v) the  Attributable  Indebtedness  of such
                  Person in respect of Capital Lease Obligations, Sale/Leaseback Transactions and Synthetic Lease Obligations (regardless of whether accounted for as indebtedness under GAAP);

                                    (vi)   all   obligations,    contingent   or
                  otherwise, of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, bankers' acceptance or similar instrument;

                                    (vii) all obligations of the types specified
                  in CLAUSES (I) THROUGH (VI) above of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) a Lien on, or payable out of the proceeds of production from, any property or asset of such Person, whether or not such obligation is assumed by such Person; PROVIDED that the amount of any Indebtedness of others that constitutes Indebtedness of such Person solely by reason of this CLAUSE (VII) shall not for purposes of this Agreement exceed the greater of the book value or the fair market value of the properties or assets subject to such Lien and, for the avoidance of doubt, excluding any Performance Guaranty;

                                    (viii)  all  Guaranty  Obligations  of  such
                  Person;

                                    (ix) all Debt  Equivalents  of such  Person;
                  and

                                    (x) the  Indebtedness  of any  other  Person
                  (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venturer) to the extent such Person would be liable therefor under applicable Law or any agreement or instrument (excluding for the avoidance of doubt any Performance Guaranty) by virtue of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such person shall not be liable therefor; PROVIDED that (i) Indebtedness shall not include (A) deferred compensation arrangements, (B) earn-out obligations until matured or earned, (C) non-compete or consulting obligations incurred in connection with Permitted Business Acquisitions or (D) deemed Indebtedness pursuant to FASB 133 or 150 and (ii) the amount of any Limited Recourse Indebtedness of any Person shall be equal to the lesser of (A) the aggregate principal amount of such Limited Recourse Indebtedness for which such Person provides credit support of any kind (including any undertaking agreement or instrument that would constitute Indebtedness), is directly or indirectly liable as a guarantor or otherwise or is the lender and (B) the fair market value of any assets securing such Indebtedness or to which such Indebtedness is otherwise recourse.

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INDEMNITEE" has the meaning specified in SECTION 10.04(B).

                  "INSURANCE PROCEEDS" means all insurance proceeds (other than business interruption insurance proceeds), damages, awards, claims and rights of action with respect to any Casualty.

                  "INTELLECTUAL PROPERTY" has the meaning set forth in the Security Agreement.

                  "INTERCOMPANY  NOTE" means a promissory  note  contemplated by
SECTION 7.06(A)(XI) or (XII), substantially in the form of EXHIBIT H hereto, and "INTERCOMPANY NOTES" means any two or more of them.

                  "INTEREST  COVERAGE  RATIO"  means for any period the ratio of
(i) Consolidated EBITDA to (ii) Cash Interest Expense (excluding that in respect of Project Non-Recourse Debt) for such period.

                  "INTEREST PAYMENT DATE" means (i) as to Base Rate Loans, the last Business Day of each March, June, September and December and the Maturity Date for Loans of the applicable Class and (ii) as to Eurodollar Loans, the last day of each applicable Interest Period and the Maturity Date for Loans of the applicable Class, and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the respective dates that fall every three months after the beginning of such Interest Period.

                  "INTEREST PERIOD" means with respect to each Eurodollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Extension/Conversion and ending one, two, three or six (or, if deposits of such duration are available in the London interbank eurodollar market to all of the Lenders having Commitments on Loans of the applicable Class, nine or twelve) months thereafter, as the Company may elect in the applicable notice; PROVIDED that:

                                    (i)  any   Interest   Period   which   would
                  otherwise end on a day which is not a Business Day shall, subject to CLAUSE (IV) below, be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                                    (ii) any Interest Period which begins on the
                  last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                                    (iii) if so  provided  in written  notice to
                  the Company by the Administrative Agent at the direction of the Required Lenders, no Interest Period in excess of one month may be selected at any time when an Event of Default is then in existence; and

                                    (iv)  no  Interest  Period  may be  selected
                  which would end after the Maturity Date for Loans of the applicable Class.

                  "INTERIM PURCHASE TRANSACTION" means a transaction in which any Group Company facilitates the acquisition of equipment intended to be leased by temporarily purchasing such equipment and then selling such equipment to the proposed lessor within 365 days of the purchase.

                  "INVESTMENT" in any Person means (i) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than inventory, machinery, equipment and other assets in the ordinary course of business), Equity Interests, Equity Equivalents, Debt Equivalents, Indebtedness or other securities of such Person,
(ii) any deposit with, or advance, loan or other extension of credit to or for the benefit of such Person (other than deposits made in connection with Operating Leases or the purchase of equipment or inventory, each in the ordinary course of business) or (iii) any other capital contribution to such Person, including by way of Guaranty Obligations of any obligation of such Person, any support for a letter of credit issued on behalf of such Person incurred for the benefit of such Person. For the purposes of ARTICLE VII, the outstanding amount of any Investment by any Person in another Person shall be calculated as the excess of (i) the initial amount of such Investment (including the fair market value of all property transferred by such Person as part of such Investment) over (ii) the sum of (A) all returns of principal or capital thereof received by the investing Person on or prior to such time (including returns of principal or capital in the form of cash dividends, cash distributions and cash repayments of Indebtedness) and (B) all liabilities of the investing Person constituting all or a part of the initial amount of such Investment expressly transferred prior to such time in connection with the sale or disposition of such Investment, but only to the extent the investing Person is fully released of such liabilities by such transfer.

                  "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

                  "LAWS" means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directives, requests, licenses, authorizations and permits issued by any Governmental Authority.

                  "L/C BORROWING"  means a Revolving  Borrowing made pursuant to
SECTION 2.05(F)(IV) and (V) to refinance Unreimbursed Amounts in respect of drawn Letters of Credit.

                  "L/C CASH COLLATERAL ACCOUNT" has the meaning specified in the Security Agreement.

                  "L/C COMMITMENT" means the commitment of one or more L/C Issuers to issue Letters of Credit in an aggregate face amount at any one time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the L/C Sublimit.

                  "L/C CREDIT EXTENSION" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

                  "L/C DISBURSEMENT" means a payment or disbursement made by an L/C Issuer pursuant to a Letter of Credit.

                  "L/C DOCUMENTS" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor and any agreements, instruments, Guarantee Obligations or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

                  "L/C ISSUER" means (i) Bank of America, in its capacity as issuer of Letters of Credit under SECTION 2.05(B), and its successor or successors in such capacity, (ii) each Lender listed in SCHEDULE 2.05 hereto as the issuer of an Existing Letter of Credit and (iii) any other Lender which the Company shall have designated as an "L/C ISSUER" by notice to the Administrative Agent.

                  "L/C OBLIGATIONS" means at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all Unreimbursed Amounts not then paid by the Company as provided in SECTION 2.05(F)(II), (III), (IV) OR (V) to the applicable L/C Issuers in respect of drawings under Letters of Credit, including any portion of any such obligation to which a Lender has become subrogated pursuant to SECTION 2.05(F)(VI). For all purposes of this Agreement and all other Loan Documents, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

                  "L/C SUBLIMIT" means an amount equal to $50,000,000. The L/C Sublimit is a part of, and not in addition to, the Revolving Committed Amount.

                  "LENDER" means each bank or other lending institution listed on SCHEDULE 2.01, each Eligible Assignee that becomes a Lender pursuant to
SECTION 10.06(B) and their respective successors and shall include, as the context may require, the Swing Line Lender in such capacity and each L/C Issuer in such capacity.

                  "LENDING OFFICE" means (i) with respect to any Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan in such Lender's Administrative Questionnaire or in any applicable Assignment and Assumption pursuant to which such Lender became a Lender hereunder or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type are to be made and maintained and (ii) with respect to any L/C Issuer and for each Letter of Credit, the "Lending Office" of such L/C Issuer (or of an Affiliate of such L/C Issuer) designated on the signature pages hereto or such other office of such L/C Issuer (or of an Affiliate of such L/C Issuer) as such L/C Issuer may from time to time specify to the Administrative Agent and the Company as the office by which its Letters of Credit are to be issued and maintained.

                  "LETTER OF CREDIT" means an Existing Letter of Credit or an Additional Letter of Credit, and "LETTERS OF CREDIT" means any combination of the foregoing.

                  "LETTER OF CREDIT EXPIRATION DATE" means the day that is seven days prior to the Revolving Termination Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

                  "LETTER OF CREDIT FEE" has the meaning specified in SECTION 2.11(B)(I).

                  "LETTER  OF  CREDIT  REQUEST"  has the  meaning  specified  in
SECTION 2.05(D).

                  "LEVERAGE RATIO" means on any day the ratio of (i) Consolidated Funded Indebtedness (excluding Project Non-Recourse Debt) as of the last day of the fiscal quarter of the Company ending on, or most recently preceding, such date to (ii) Consolidated EBITDA for the four consecutive fiscal quarters of the Company ended on, or most recently preceding, such day.

                  "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any financing lease having substantially the same economic effect as any of the foregoing). Solely for the avoidance of doubt, the filing of a Uniform Commercial Code financing statement that is a protective lease filing in respect of an operating lease that does not constitute a security interest in the leased property or otherwise give rise to a Lien does not constitute a Lien solely on account of being filed in a public office.

                  "LIMITED RECOURSE INDEBTEDNESS" means with respect to any Person, Indebtedness to the extent: (i) such Person (A) provides no credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (B) is not directly or indirectly liable as a guarantor or otherwise or (C) does not constitute the lender; and (ii) no default with respect thereto would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Loans or the Notes) of such Person to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and includes without limitation Project Non-Recourse Debt.

                  "LOAN" means a Revolving Loan, a Term B Closing Date Loan, a Term B Delayed Draw Loan or a Swing Line Loan (or a portion of any Revolving Loans, Term B Closing Date Loans, Term B Delayed Draw Loans or Swing Line Loans), individually or collectively as appropriate; PROVIDED that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Extension/Conversion, the term "LOAN" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranty, the Collateral Documents, the Perfection Certificate, each Accession Agreement and each L/C Document, collectively, and all other related agreements and documents to which the Agent or Lenders are party issued or delivered hereunder or thereunder or pursuant hereto or thereto, in each case as the same may be amended, modified or supplemented from time to time.

                  "LOAN PARTY" means each of the Company and each Subsidiary Guarantor, and "LOAN PARTIES" means any combination of the foregoing.

                  "MARGIN STOCK" means "margin stock" as such term is defined in Regulation U.

                  "MATERIAL ADVERSE EFFECT" means (i) any material adverse effect upon the business, assets, liabilities (actual or contingent), operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole or (ii) a material impairment of the rights and benefits of the Lenders under the Loan Documents, taken as a whole.

                  "MATURITY DATE" means (i) as to Revolving Loans and Swing Line Loans, the Revolving Termination Date and (ii) as to Term B Loans, the Term Maturity Date.

                  "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and its successors or, absent any such successor, such nationally recognized statistical rating organization as the Company and the Administrative Agent may select.

                  "MORTGAGE" means, in the case of owned real property interests, a mortgage or deed of trust, substantially in the form of, or otherwise substantially identical in substance to, the provisions of EXHIBIT G-4 hereto, among any Loan Party, the Collateral Agent and one or more trustees, as the same may be amended, modified or supplemented from time to time.

                  "MORTGAGE POLICIES" has the meaning specified in SECTION 4.01(I) hereto.

                  "MORTGAGED PROPERTIES" means the real property interests of the Company and its Subsidiaries described in SCHEDULE 4.01(I) hereto.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 3(37) or 4001(a)(3) of ERISA.


                  "NET CASH PROCEEDS" means:

                                    (i) with  respect  to any Asset  Disposition
                  (other than an Asset Disposition permitted under clauses (I) through (XVII), (XVIII)(B), (XIX), (XX) and (XXII) of SECTION
                  7.05 or consisting of a lease where one or more Group Companies is acting as lessor entered into in the ordinary course of business), Casualty or Condemnation, (A) the gross amount of all cash proceeds (including cash Insurance Proceeds and cash Condemnation Awards in the case of any Casualty or Condemnation, except to the extent and for so long as such Insurance Proceeds or Condemnation Awards constitute Reinvestment Funds) actually paid to or actually received by any Group Company in respect of such Asset Disposition, Casualty or Condemnation (including any cash proceeds received as income or other proceeds of any noncash proceeds of any Asset Disposition, Casualty or Condemnation as and when received), less (B) the sum of (1) the amount, if any, of all taxes and customary fees, legal fees, brokerage fees, commissions, costs and other expenses (other than those payable to any Group Company or to Affiliates of any Group Company except for those payable on terms and conditions as favorable to the applicable Group Company as would be obtainable by it in a comparable arms'-length transaction with an independent, unrelated third party) that are incurred in connection with such Asset Disposition, Casualty or Condemnation and are payable by any Group Company, but only to the extent not already deducted in arriving at the amount referred to in CLAUSE (I)(A) above, (2) appropriate amounts that must be set aside as a reserve in accordance with GAAP against any indemnities, liabilities (contingent or otherwise) associated with such Asset Disposition, Casualty or Condemnation, (3) if applicable, the amount of any Indebtedness secured by a Permitted Lien that has been repaid or refinanced in accordance with its terms with the proceeds of such Asset Disposition, Casualty or Condemnation; and (4) any payments to be made by any Group Company as agreed between such Group Company and the purchaser of any assets subject to an Asset Disposition, Casualty or Condemnation in connection therewith; and

                                    (ii) with respect to any Equity  Issuance or
                  Debt Issuance, the gross amount of cash proceeds paid to or received by any Group Company in respect of such Equity Issuance or Debt Issuance as the case may be (including cash proceeds subsequently as and when received at any time in respect of such Equity Issuance or Debt Issuance from non-cash consideration initially received or otherwise), net of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other customary fees and expenses directly incurred by any Group Company in connection therewith (other than those payable to any Group Company or any Affiliate of any Group Company except for those payable on terms and conditions as favorable to the applicable Group Company as would be obtainable by it in a comparable arms'-length transaction with an independent, unrelated third party).

                  "NOMINAL SHARES" means (i) for any Subsidiary of the Company that is not a Domestic Subsidiary, nominal issuances of Equity Interests in an aggregate amount not to exceed 1.0% of the Equity Interests or Equity Equivalents of such Subsidiary on a fully-diluted basis and (ii) in any case, director's qualifying shares, in each case to the extent such issuances are required by applicable law.

                  "NON-PROJECT SUBSIDIARY" means at any date a Subsidiary of the Company which is not a Project Subsidiary.

                  "NOTE" means a Revolving Note, a Term B Closing Date Note, a Term B Delayed Draw Note or a Swing Line Note, and "NOTES" means any combination of the foregoing.

                  "NOTICE OF BORROWING" means a request by the Company for a Borrowing, substantially in the form of EXHIBIT A-1 hereto.

                  "NOTICE OF EXTENSION/CONVERSION"  has the meaning specified in
SECTION 2.07.

                  "OPERATING LEASE" means, as applied to any Person, a lease (including leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

                  "ORGANIZATION DOCUMENTS" means, (i) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (ii) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (iii) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

                  "OTHER TAXES" means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "PAID IN FULL" and "PAYMENT IN FULL" means, with respect to any Finance Obligation, the occurrence of all of the foregoing: (i) with respect to such Finance Obligations other than (A) contingent indemnification obligations, Swap Obligations and Cash Management Obligations not then due and payable and (B) to the extent covered by clause (ii) below, obligations with respect to undrawn Letters of Credit, payment in full thereof in cash (or otherwise to the written satisfaction of the Finance Parties owed such Finance Obligations), (ii) with respect to any undrawn Letter of Credit, the obligations under which are included in such Finance Obligations, (A) the cancellation thereof and payment in full of all resulting Finance Obligations pursuant to clause (i) above or (B) the receipt of cash collateral (or a backstop letter of credit in respect thereof on terms acceptable to the applicable L/C Issuer and the Administrative Agent) in an amount at least equal to 102% of the L/C Obligations for such Letter of Credit and (iii) if such Finance Obligations consist of all the Senior Credit Obligations under or in respect of the Revolving Commitments or the Term B Commitments, termination of all Commitments and all other obligations of the Lenders in respect of such Commitments under the Loan Documents.

                  "PARTICIPANT" has the meaning specified in SECTION 10.06(D).

                  "PARTICIPATION INTEREST" means a Credit Extension by a Lender by way of a purchase of a participation interest in Letters of Credit or L/C Obligations as provided in SECTION 2.05(A) or (E), in Swing Line Loans as provided in SECTION 2.01(E)(VI) or in any Loans as provided in SECTION 2.13.

                  "PBGC"  means  the  Pension   Benefit   Guaranty   Corporation
established pursuant to Subtitle A of Title IV of ERISA or any entity succeeding to any or all of its functions under ERISA.

                  "PERFECTION CERTIFICATE" means with respect to the Loan Parties the certificate, substantially in the form of EXHIBIT G-3 to this Agreement, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Collateral Agent and duly executed by a Responsible Officer of the Company, as amended and updated from time to time by an Accession Agreement pursuant to SECTION 6.12.

                  "PERFORMANCE GUARANTY" means the obligation of any Group Company that is not a Project Subsidiary to perform the contractual obligations of a Project Subsidiary to operate or maintain any facility (but not to pay Indebtedness) or to provide surety for such services.

                  "PERMIT" means any license, permit, franchise, right or privilege, certificate of authority or order, or any waiver of the foregoing, issued or issuable by any Governmental Authority.

                  "PERMITTED BUSINESS ACQUISITION" means a Business Acquisition; PROVIDED that:

                                    (i) the  Equity  Interests  or  property  or
                  assets acquired in such acquisition relate to a line of business similar to the business of the Company or any of its Subsidiaries engaged in on the Closing Date or reasonably related, ancillary or complementary thereto but do not constitute or comprise a Project Subsidiary unless the acquiring Person is a Project Subsidiary;

                                    (ii) the representations and warranties made
                  by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as of the date of such acquisition (as if made on such date after giving effect to such acquisition), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects at and as of such earlier date);

                                    (iii)  within 30 days  after (or such  later
                  date as may be agreed to by the Administrative Agent, in its sole discretion) the date of the consummation of such Business Acquisition, each applicable Loan Party and the acquired entity and its Subsidiaries shall have executed and delivered to the Administrative Agent or the Collateral Agent, as applicable, all items in respect of the Equity Interests or property or assets acquired in such acquisition (and/or the seller thereof) required to be delivered by SECTION 6.12;

                                    (iv) in the  case of an  acquisition  of the
                  Equity Interests of another Person, (A) except in the case of the incorporation of a new Subsidiary, the board of directors (or other comparable governing body) of such other Person shall have duly approved such acquisition and (B) the Equity Interests acquired shall constitute all (other than Nominal Shares) of the total Equity Interests of the issuer thereof;

                                    (v) no Event of Default  shall have occurred
                  and be continuing immediately before or immediately after giving effect to such acquisition, and the Company shall have delivered to the Administrative Agent a Pro-Forma Compliance Certificate demonstrating that, upon giving effect to such acquisition on a Pro-Forma Basis, the Company shall be in compliance with all of the financial covenants specified in
                  SECTION 7.16(A) and (B) hereof as of the last day of the most recent period of four consecutive fiscal quarters of the Company for which financial statements are required to be delivered pursuant to SECTION 6.01(A) or (B) which precedes or ends on the date of such acquisition; and

                                    (vi) the aggregate consideration  (including
                  cash, earn-out payments, assumption of indebtedness and non-cash consideration) for all such acquisitions occurring after the Closing Date, to the extent not funded from Cumulative Distributable Cash under SECTION 7.07(IV) or with the Net Cash Proceeds of one or more Qualifying Equity
                  Issuances not utilized for any other purpose specified in CLAUSE (II) of the definition of "QUALIFYING EQUITY ISSUANCE", shall not exceed $75,000,000 in the aggregate for all such Business Acquisitions.

                  "PERMITTED ENCUMBRANCES" means (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and found, on the date of delivery of such Mortgage Policies to the Collateral Agent in accordance with the terms hereof, reasonably acceptable by the Collateral Agent, (ii) zoning, building codes, land use and other similar Laws and municipal ordinances which are not violated in any material respect by the existing improvements and the present use by the mortgagor of the Premises (as defined in the respective Mortgage) and (iii) such other items to which the Collateral Agent may consent (such consent not to be unreasonably withheld).

                  "PERMITTED JOINT VENTURE" means a joint venture, in the form of a corporation, limited liability company, business trust, joint venture, association, company or partnership, entered into by the Company or any of its Subsidiaries which (i) is engaged in a line of business related, ancillary or complementary to those engaged in by the Company and its Subsidiaries, (ii) is not a Project Subsidiary and (iii) limits the exposure of the Company and its Subsidiaries for the liabilities thereof to (A) the Investments of the Company and its Subsidiaries therein permitted under SECTION 7.06(A)(XVII) and (B) any Indebtedness of any Permitted Joint Venture or any Guaranty Obligations by the Company or any of its Subsidiaries in respect of such Indebtedness, which Indebtedness or Guaranty Obligations are permitted at the time under SECTION 7.01.

                  "PERMITTED LIENS" has the meaning specified in SECTION 7.02.

                  "PERMITTED REFINANCING" means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; PROVIDED that (i) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder or as otherwise permitted pursuant to SECTION 7.01, (ii) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Senior Credit Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Senior Credit Obligations on terms at least as favorable on the whole to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (iii) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed or extended Indebtedness are not on the whole materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended, (iv) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor on the Indebtedness being modified, refinanced, refunded, renewed or extended, and (v) at the time thereof, no Default shall have occurred and be continuing.

                  "PERSON"  means  any  natural  person,  corporation,   limited
liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "PLAN" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code maintained by or contributed to by any Group Company or any ERISA Affiliate, including a Multiemployer Plan.

                  "PLATFORM" has the meaning specified in SECTION 6.02(K).

                  "PLEDGE AGREEMENT" means the Pledge Agreement, substantially in the form of EXHIBIT G-2 hereto, dated as of the date hereof among the Company, the Subsidiary Guarantors and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

                  "PLEDGED COLLATERAL" has the meaning specified in the Pledge Agreement.

                  "PRE-COMMITMENT INFORMATION" means, taken as an entirety, (i) information with respect to the Company and its Subsidiaries contained in the Confidential Information Memorandum dated February 2005 and (ii) the Registration Statement.

                  "PREFERRED STOCK" means, as applied to the Equity Interests of a Person, Equity Interests of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Equity Interests of any other class of such Person.

                  "PREPAYMENT ACCOUNT" has the meaning specified in SECTION 2.09(B)(VIII).

                  "PRIMARY  EQUITY  OFFERING"  means  the  underwritten   public
offering by the Company of Equity Interests of the Company on substantially the terms described in the Registration Statement.

                  "PRO-FORMA   BASIS"   means,   for  purposes  of   calculating
compliance of any transaction with any provision hereof which refers to a Pro-Forma Basis, that the transaction in question shall be deemed to have occurred as of the first day of the most recent period of four consecutive fiscal quarters of the Company which precedes or ends on the date of such transaction and with respect to which the Administrative Agent has received the financial information for the Company and its Consolidated Subsidiaries required under SECTION 6.01(A) or (b), as applicable, and the Compliance Certificate required by SECTION 6.02(A) for such period. In connection with any calculation of the financial covenants set forth in SECTION 7.16 upon giving effect to a transaction on a "Pro-Forma Basis", (i) any Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (or any other transaction which occurred during the relevant four fiscal quarter period) shall be deemed to have been incurred or repaid as the case may be as of the first day of the relevant four fiscal-quarter period, (ii) if such Indebtedness has a floating or formula rate, then the rate of interest for such Indebtedness for the applicable period for purposes of the calculations contemplated by this definition shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of such calculations and (iii) income statement items (whether positive or negative) attributable to all property acquired in such transaction or to the Investment comprising such transaction, as applicable, shall be included as if such transaction has occurred as of the first day of the relevant four-fiscal-quarter period, after giving effect to cost savings reasonably acceptable to the Administrative Agent, (iv) such other pro-forma adjustments which would be permitted or required by Regulations S-K and S-X under the Securities Act shall be taken into account and (v) such other adjustments as may be reasonably agreed between the Company and the Administrative Agent shall be taken into account.

                  "PRO-FORMA COMPLIANCE CERTIFICATE" means a certificate of a Responsible Officer or chief accounting officer of the Company delivered to the Administrative Agent in connection with any "transaction" for which a calculation on a "Pro-Forma Basis is permitted or required hereunder and containing reasonably detailed calculations demonstrating, upon giving effect to the applicable transaction on a Pro-Forma Basis, compliance, as applicable, with the Leverage Ratio, the Interest Coverage Ratio and the Fixed Charge Coverage Ratio, as applicable, as of the last day of the most recent period of four consecutive fiscal quarters of the Company which precedes or ends on the date of the applicable transaction and with respect to which the Administrative Agent shall have received the consolidated financial information for the Company and its Consolidated Subsidiaries required under SECTION 6.01(A) or (B), as applicable, and the Compliance Certificate required by SECTION 6.02(A) for such period.

                  "PROJECT NON-RECOURSE DEBT" means Indebtedness of a Project Subsidiary if: (i) incurred to finance the development, operation or purchase of a facility or other asset developed, owned or purchased by such Project Subsidiary in compliance with the terms of its organizational documents; (ii) none of the Company or any of its Subsidiaries (other than the applicable Project Subsidiary which is the issuer thereof) (A) provides any credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness, but excluding the amount of any permitted investment by the Company or a Subsidiary in such Project Subsidiary), (B) is directly or indirectly liable as a guarantor of such indebtedness (whether by virtue of a Guaranty Obligation or otherwise) or would be subject to a claim by any holder of such indebtedness in a bankruptcy or insolvency proceeding of the Company or any of its Subsidiaries (other than the applicable Project Subsidiary which is the issuer thereof) and (C) constitutes the lender; and (iii) no default with respect thereto would permit upon notice, lapse of time or both the holder of such indebtedness or any holder of any other indebtedness (other than the Loans or the Notes) of the Company or any of its Subsidiaries (other than the applicable Project Subsidiary) to declare a default on such other indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

                  "PROJECT NON-RECOURSE DEBT SERVICE AMOUNT" means for any period, the aggregate amount of principal, premium, if any, and Consolidated Interest Expense paid or payable in such period in respect of Project Non-Recourse Debt.

                  "PROJECT SUBSIDIARY" means a Consolidated Subsidiary of the Company (i) (A) which has no indebtedness other than Project Non-Recourse Debt,
(B) which holds no indebtedness of, or direct or indirect equity interest in, the Company of any Subsidiary other than equity interests in another Project Subsidiary and (C) in which any Investment by the Company or any Subsidiary constituted a permitted investment at the time made, (ii) which is a direct or indirect Subsidiary of a Project Subsidiary or (iii) that is in existence as of the Closing Date and set forth on SCHEDULE 1.01C.

                  "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of the Company or any of its Subsidiaries incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Company or such Subsidiary.

                  "QUALIFYING EQUITY ISSUANCE" means any issuance of Equity Interests by the Company or any receipt by the Company of a capital contribution if: (i) after giving effect thereto, no Change of Control shall have occurred; and (ii) the Net Cash Proceeds thereof shall be used (without duplication) (A) to make Consolidated Capital Expenditures, (B) to make Permitted Business Acquisitions in excess of the amounts allowed under CLAUSE (VI) of the definition of "PERMITTED BUSINESS ACQUISITION, (C) to make Investments contemplated by, but in excess of the amounts allowed under, SECTION 7.06(A)(XVI) or SECTION 7.06(A)(XX), (D) to repay Indebtedness of the Company and its Subsidiaries and (E) to make Restricted Payments contemplated by SECTION 7.07(IV).

                  "REAL PROPERTY" means, with respect to any Person, all of the right, title and interest of such Person in and to land, improvements and fixtures.

                  "REFERENCE PERIOD" means, at any date, the period commencing on the first day of the first full fiscal quarter after the Closing Date and ending on the last day of the last fiscal quarter for which a Compliance Certificate pursuant to SECTION 6.02(A) has been delivered by the Company prior to such date.

                  "REFINANCED AGREEMENTS" means the Existing Credit Agreement, the Subordinated Notes and those other instruments, documents and agreements listed on SCHEDULE 1.01A.

                  "REFUNDED  SWING  LINE  LOAN"  has the  meaning  specified  in
SECTION 2.01(E)(III).

                  "REGISTER" has the meaning specified in SECTION 10.06(C).

                  "REGISTRATION STATEMENT" means the Registration Statement on Form S-1 (File No. 333-122351) filed on January 27, 2005 by the Company with the SEC in accordance with the Securities Act , as amended, with respect to the shares of common stock of the Company to be offered in the Primary Equity Offering and the Secondary Equity Offering.

                  "REGULATION D, O, T, U OR X" means Regulation D, O, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as amended, or any successor regulation.

                  "REINVESTMENT FUNDS" means, with respect to any Net Cash Proceeds of Insurance Proceeds or any Condemnation Award in respect of the single event or series of related events giving rise thereto, that portion of such funds as shall, according to a certificate of a Responsible Officer of the Company delivered to the Administrative Agent within 30 days after the occurrence of the Casualty or Condemnation giving rise thereto, be reinvested or committed to be reinvested pursuant to a binding contract within 365 days after the occurrence of the Casualty or Condemnation giving rise thereto in the repair, restoration or replacement of the properties that were the subject of such Casualty or Condemnation; PROVIDED that (i) pending such reinvestment, the entire amount of such proceeds shall be deposited in an account that is subject to a Depository Bank Agreement and (ii) no Event of Default shall have occurred and be continuing or, if the Company or one or more of its Subsidiaries shall have then entered into one or more continuing agreements with a Person not an Affiliate of any of them for the repair, restoration or replacement of the properties that were the subject of such Casualty or Condemnation, none of the Administrative Agent or the Collateral Agent shall have commenced any action or proceeding to exercise or seek to exercise an right or remedy with respect to any Collateral (including any action of foreclosure, enforcement, collection or execution or by and proceeding under any Debtor Relief Law with respect to any Loan Party).

                  "RELATED PARTIES" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

                  "REQUIRED LENDERS" means, at any date of determination, Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes more than 50% of the Credit Exposure of all Lenders at such time; PROVIDED, HOWEVER, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders such Lender and the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "CREDIT EXPOSURE" as applied to each Lender shall mean (i) at any time prior to the termination of the Commitments of the applicable Class the sum of (A) the Revolving Commitment Percentage of such Lender multiplied by the Revolving Committed Amount plus (B) the Term B Closing Date Commitment Percentage of such Lender multiplied by the aggregate principal amount of the Term B Closing Date Loans outstanding at such time plus (C) the Term B Delayed Draw Commitment Percentage of such Lender multiplied by the aggregate principal amount of the Term B Delayed Draw Committed Amount, and (ii) at any time after the termination of the Commitments of the applicable Class, the sum of (A) the principal balance of the outstanding Loans of such Lender plus (B) such Lender's Participation Interests in all L/C Obligations and Swing Line Loans.

                  "REQUIRED REVOLVING LENDERS" means Lenders whose aggregate Revolving Credit Exposure (as hereinafter defined) constitutes more than 50% of the Revolving Credit Exposure of all Lenders at such time; PROVIDED, HOWEVER, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Revolving Lenders such Lender and the aggregate principal amount of Revolving Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "REVOLVING CREDIT EXPOSURE" as applied to each Lender shall mean (i) at any time prior to the termination of the Revolving Commitments, the Revolving Commitment Percentage of such Lender multiplied by the Revolving Committed Amount, and (ii) at any time after the termination of the Revolving Commitments, the sum of (A) the principal balance of the outstanding Revolving Loans of such Lender plus (B) such Lender's Participation Interests in all L/C Obligations and Swing Line Loans.

                  "RESPONSIBLE OFFICER" means the chief executive officer, president, senior vice president, vice president, chief financial officer, treasurer, assistant treasurer, secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

                  "RESTRICTED PAYMENT" means (i) any dividend or other distribution (whether in cash, securities or other property), direct or indirect, on account of any class of Equity Interests or Equity Equivalents of any Group Company, now or hereafter outstanding, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation, termination or similar payment, purchase or other acquisition for value, direct or indirect, of any class of Equity Interests or Equity Equivalents of any Group Company, now or hereafter outstanding and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any class of Equity Interests or Equity Equivalents of any Group Company, now or hereafter outstanding.

                  "REVOLVING BORROWING" means a Borrowing comprised of Revolving Loans and identified as such in the Notice of Borrowing with respect thereto.

                  "REVOLVING COMMITMENT" means, with respect to any Lender, the commitment of such Lender, in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, (i) to make Revolving Loans in accordance with the provisions of SECTION 2.01(A), (ii) to purchase Participation Interests in Swing Line Loans in accordance with the provisions of SECTION 2.01(E) and (iii) to purchase Participation Interests in Letters of Credit in accordance with the provisions of SECTION 2.05(E).

                  "REVOLVING  COMMITMENT  FEE"  has  the  meaning  specified  in
SECTION 2.11(A).

                  "REVOLVING COMMITMENT PERCENTAGE" means, for each Lender, the percentage (carried out to the ninth decimal place) identified as its Revolving Commitment Percentage on SCHEDULE 2.01 hereto, as such percentage may be modified in connection with any assignment made in accordance with the provisions of SECTION 10.06(B).

                  "REVOLVING COMMITTED AMOUNT" means $95,000,000 or such lesser or greater amount to which the Revolving Committed Amount may be adjusted pursuant to SECTION 2.10.

                  "REVOLVING  LENDER"  means each Lender  identified in SCHEDULE
2.01 as having a Revolving Commitment and each Eligible Assignee which acquires a Revolving Commitment or Revolving Loan pursuant to SECTION 10.06(B) and their respective successors.

                  "REVOLVING LOAN" means a Loan made under SECTION 2.01(A).

                  "REVOLVING NOTE" means a promissory note, substantially in the form of EXHIBIT B-1 hereto, evidencing the obligation of the Company to repay outstanding Revolving Loans, as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "REVOLVING OUTSTANDINGS" means at any date the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans plus the aggregate outstanding amount of all L/C Obligations.

                  "REVOLVING TERMINATION DATE" means the fifth anniversary of the Closing Date (or, if such day is not a Business Day, the next Business Day) or such earlier date upon which the Revolving Commitments shall have been terminated in their entirety in accordance with this Agreement.

                  "SALE/LEASEBACK TRANSACTION" means, other than any Interim Purchase Transaction, any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Company or any of its Subsidiaries of any property, whether owned by the Company or any of its Subsidiaries as of the Closing Date or later acquired, which has been or is to be sold or transferred by the Company or any of its Subsidiaries to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such property.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., a New York corporation, and its successors or, absent any such successor, such nationally recognized statistical rating organization as the Company and the Administrative Agent may select.

                  "SCHEDULED CAPITAL EXPENDITURES" means those Consolidated Capital Expenditures for the purposes specified and not exceeding the respective amounts set forth on SCHEDULE 1.01D.

                  "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

                  "SECONDARY OFFERING" means the underwritten public offering by the selling stockholders of Equity Interests of the Company on substantially the terms described in the Registration Statement

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SECURITY AGREEMENT" means the Security Agreement, substantially in the form of EXHIBIT G-1 hereto, dated as of the date hereof among the Company, the Subsidiary Guarantors and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

                  "SENIOR CREDIT OBLIGATIONS" means, with respect to each Loan Party, without duplication:

                                    (i)  in  the  case  of  the   Company,   all
                  principal of and interest (including, without limitation, any interest which accrues after the commencement of any proceeding under any Debtor Relief Law with respect to the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan or L/C Obligation under, or any
                  Note issued pursuant to, this Agreement or any other Loan Document;

                                    (ii)  all  fees,  expenses,  indemnification
                  obligations and other amounts of whatever nature now or hereafter payable by such Loan Party (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Debtor Relief Law with respect to such Loan Party, whether or not allowed or allowable as a claim in any such proceeding) pursuant to this Agreement or any other Loan Document;

                                    (iii) all expenses of the Agents as to which
                  one or more of the Agents have a right to reimbursement by such Loan Party under SECTION 10.04(A) of this Agreement or under any other similar provision of any other Loan Document, including, without limitation, any and all sums advanced by the Collateral Agent to preserve the Collateral or preserve its security interests in the Collateral to the extent permitted under any Loan Document or applicable Law;

                                    (iv) all amounts paid by any  Indemnitee  as
                  to which such Indemnitee has the right to reimbursement by such Loan Party under SECTION 10.04(B) of this Agreement or under any other similar provision of any other Loan Document; and

                                    (v)  in  the   case   of   each   Subsidiary
                  Guarantor, all amounts now or hereafter payable by such Subsidiary Guarantor and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Debtor Relief Law with respect the Company or such Subsidiary Guarantor, whether or not allowed or allowable as a claim in any such proceeding) on the part of such Subsidiary Guarantor pursuant to this Agreement, the Guaranty or any other Loan Document;

together in each case with all renewals, modifications, consolidations or extensions thereof.


                  "SENIOR CREDIT PARTY" means each Lender (including any Affiliate in respect of any Cash Management Obligations), each L/C Issuer, the Administrative Agent, the Collateral Agent and each Indemnitee and their respective successors and assigns, and "SENIOR CREDIT PARTIES" means any two or more of them, collectively.

                  "SOLVENT" means, with respect to any Person as of a particular date, that on such date (i) such Person is able generally to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) and
(iii) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (in each case as interpreted in accordance with fraudulent conveyance, bankruptcy, insolvency and similar laws and other applicable Law).

                  "SPONSOR" means GTCR Golder Rauner LLC, and its successors, GTCR Capital Partners, L.P., GTCR Partners VIII, L.P., GTCR Fund VIII, L.P., GTCR Fund VIII-B, L.P. and GTCR Golder Rauner II, LLC, together with each of their respective Sponsor Approved Funds.

                  "SPONSOR APPROVED FUNDS" means with respect to any Person, any Fund that is administered or managed by (i) such Person, (ii) an Affiliate of such Person or (iii) an entity that administers or manages such Person.

                  "SPONSOR GROUP" means the Sponsor and any of its Subsidiaries or Affiliates other than Affiliates that are operating companies or Controlled by operating companies.

                  "SUBORDINATED INDEBTEDNESS" of any Person means all unsecured Indebtedness (i) the principal of which by its terms is not required to be repaid, in whole or in part, before the 90 day anniversary of the later of the Revolving Termination Date or the Term Maturity Date, (ii) is subordinated in right of payment to such Person's indebtedness, obligations and liabilities to the Senior Credit Parties under the Loan Documents pursuant to payment and subordination provisions reasonably satisfactory in form and substance to the Administrative Agent and (iii) is issued pursuant to credit documents having covenants, subordination provisions and events of default that are taken as a whole in no event materially less favorable, including with respect to rights of acceleration, to such Person than the terms hereof or are otherwise reasonably satisfactory in form and substance to the Administrative Agent.

                  "SUBORDINATED NOTES" means $150,000,000 aggregate principal amount of the Company's 9-1/2% Senior Subordinated Notes due 2009 issued pursuant to the Indenture dated as of April 17, 2002 between the Company and Wells Fargo bank, National Association, as Trustee.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, more than 50% of the total voting power of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or business entity other than a corporation, more than 50% of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have more than 50% ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated more than 50% of partnership, association or other business entity gains or losses or shall be or control the managing director, manager or a general partner of such partnership, association or other business entity. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Company.

                  "SUBSIDIARY GUARANTOR" means each Subsidiary of the Company on the Closing Date (other than (i) Project Subsidiaries except to the extent not prohibited by the terms of the instruments governing any Project Non-Recourse Debt of such Project Subsidiary, (ii) Foreign Subsidiaries and (iii) those Subsidiaries having limited or negligible assets as of the Closing Date which are to be merged into, or liquidated or dissolved and their residual assets distributed to, one or more Loan Parties within 90 days after the Closing Date pursuant to the Company's reorganization plan disclosed to the Administrative Agent prior to the Closing Date) that becomes a party to the Guaranty after the Closing Date by execution of an Accession Agreement, and "SUBSIDIARY GUARANTORS" means any two or more of them.

                  "SWAP AGREEMENT" means (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a "MASTER AGREEMENT"), including any such obligations or liabilities under any Master Agreement.

                  "SWAP CREDITOR" means any Lender or any Affiliate of any Lender from time to time party to one or more Swap Agreements permitted hereunder with a Loan Party (even if any such Lender for any reason ceases after the execution of such agreement to be a Lender hereunder), and its successors and assigns, and "SWAP CREDITORS" means any two or more of them, collectively.

                  "SWAP OBLIGATIONS" of any Person means all obligations (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Person, whether or not allowed or allowable as a claim under any proceeding under any Debtor Relief Law) of such Person in respect of any Swap Agreement, excluding any amounts which such Person is entitled to set-off against its obligations under applicable Law.

                  "SWAP TERMINATION VALUE" means, at any date and in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreements relating to such Swap Agreements, (i) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (ii) for any date prior to the date referenced in CLAUSE (I), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include any Lender).

                  "SWING LINE COMMITMENT" means the agreement of the Swing Line Lender to make Loans pursuant to SECTION 2.01(E). The Swing Line Commitment is a part of, and not in addition to, the Revolving Committed Amount.

                  "SWING LINE COMMITTED AMOUNT" means $10,000,000, as such Swing Line Committed Amount may be reduced pursuant to SECTION 2.10.

                  "SWING LINE LENDER" means Bank of America, N.A., in its capacity as the Swing Line Lender under SECTION 2.01(E), and its successor or successors in such capacity.

                  "SWING LINE LOAN" means a Base Rate Loan made by the Swing Line Lender pursuant to SECTION 2.01(E), and "SWING LINE LOANS" means any two or more of such Base Rate Loans.

                  "SWING LINE LOAN REQUEST" has the meaning specified in SECTION 2.02(B).

                  "SWING LINE NOTE" means a promissory note, substantially in the form of EXHIBIT B-4 hereto, evidencing the obligation of the Company to repay outstanding Swing Line Loans, as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "SWING LINE TERMINATION DATE" means the earlier of (i) the fifth anniversary of the Closing Date (or, if such day is not a Business Day, the next preceding Business Day) or such earlier date upon which the Revolving Commitments shall have been terminated in their entirety in accordance with this Agreement and (ii) the date on which the Swing Line Commitment is terminated in its entirety in accordance with this Agreement.

                  "SYNDICATION DATE" means the earlier of (i) the date which is 90 days after the Closing Date and (ii) the date on which the Administrative Agent determines in its sole discretion (and notifies the Company) that the primary syndication (and the resulting addition of Lenders pursuant to SECTION 10.06(B)) has been completed.

                  "SYNTHETIC LEASE OBLIGATION" means the monetary obligation of a Person (incurred (i) for all purposes of this Agreement other than SECTION 8.01(E)(I) and the term Indebtedness as used therein, after the Closing Date or incurred on or before the Closing Date if not included on SCHEDULE 1.01E or (ii) for purposes of SECTION 8.01(E)(I) before, on or after the Closing Date) under
(i) a so-called synthetic, off-balance sheet or tax retention lease or (ii) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such person (without regard to accounting treatment).

                  "TAXES" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

                  "TERM B CLOSING DATE BORROWING" means a Borrowing comprised of Term B Closing Date Loans and identified as such in the Notice of Borrowing with respect thereto.

                  "TERM B CLOSING DATE COMMITMENT" means, with respect to any Lender, the commitment of such Lender to make a Term B Closing Date Loan on the Closing Date in a principal amount equal to such Lender's Term B Closing Date Commitment Percentage of the Term B Closing Date Committed Amount.

                  "TERM B CLOSING DATE COMMITMENT PERCENTAGE" means, for each Lender, the percentage (carried out to the ninth decimal place) identified as its Term B Closing Date Commitment Percentage on SCHEDULE 2.01, as such percentage may be (i) reduced pursuant to SECTION 2.10(B) and (ii) modified in connection with any Assignment and Assumption made in accordance with the provisions of SECTION 10.06(B).


                  "TERM B CLOSING DATE COMMITTED AMOUNT" means $180,000,000.

                  "TERM B CLOSING DATE LENDER"  means each Lender  identified on
SCHEDULE 2.01 as having a Term B Closing Date Commitment and each Eligible Assignee which acquires a Term B Closing Date Loan pursuant to SECTION 10.06(B) and their respective successors.

                  "TERM B CLOSING DATE LOAN" means a Loan made to the Company under SECTION 2.01(B).

                  "TERM B CLOSING DATE NOTE" means a promissory note, substantially in the form of EXHIBIT B-2 hereto, evidencing the obligation of the Company to repay outstanding Term B Closing Date Loans, as such note may be amended, modified or supplemented from time to time.

                  "TERM B DELAYED DRAW BORROWING" means a Borrowing comprised of Term B Delayed Draw Loans and identified as such in the Notice of Borrowing with respect thereto.

                  "TERM B DELAYED DRAW COMMITMENT" means, with respect to any Lender, (i) the commitment of such Lender to make a Term B Delayed Draw Loans in an aggregate principal amount not exceeding such Lender's Term B Delayed Draw Commitment Percentage of the Term B Delayed Draw Committed Amount and (ii) any commitment of such Lender that is included as part of a Facilities Increase to make Term B Delayed Draw Loans on any Facilities Increase Date.

                  "TERM B DELAYED DRAW COMMITMENT FEE" has the meaning specified in SECTION 2.11(A).

                  "TERM B DELAYED DRAW COMMITMENT PERCENTAGE" means, for each Lender, the percentage (carried out to the ninth decimal place) identified as its Term B Delayed Draw Commitment Percentage on SCHEDULE 2.01, as such percentage may be (i) adjusted pursuant to SECTION 2.10(B) and (ii) modified in connection with any assignment made in accordance with the provisions of SECTION 10.06(B).

                  "TERM B DELAYED DRAW COMMITTED AMOUNT" means $30,000,000.

                  "TERM B DELAYED DRAW LENDER"  means each Lender  identified on
SCHEDULE 2.01 as having a Term B Delayed Draw Commitment and each Eligible Assignee which acquires a Term B Delayed Draw Loan pursuant to SECTION 10.06(B) and their respective successors.

                  "TERM B DELAYED DRAW LOAN" means a Loan made under SECTION 2.01(C).

                  "TERM B DELAYED DRAW NOTE" means a promissory note, substantially in the form of EXHIBIT B-3 hereto, evidencing the obligation of the Company to repay outstanding Term B Delayed Draw Loans, as such note may be amended, modified or supplemented from time to time.

                  "TERM B DELAYED DRAW TERMINATION DATE" has the meaning specified in SECTION 2.01(C).

                  "TERM B COMMITMENT" means, with respect to any Term B Lender, its Term B Closing Date Commitment or its Term B Delayed Draw Commitment", as applicable.

                  "TERM B LENDER" means a Term B Closing Date Lender or a Term B Delayed Draw Lender, and "TERM B LENDERS" means any two or more of them, collectively.

                  "TERM B LOAN" means a Term B Closing Date Loan or a Term B Delayed Draw Loan, and "TERM B Loans" means any two or more of them, collectively.

                  "TERM LOANS" means the Term B Loans and any Loans made pursuant to a Facilities Increase that are not Revolving Loans.

                  "TERM MATURITY DATE" means the seventh anniversary of the Closing Date (or if such day is not a Business Day, the next preceding Business
Day).

                  "THRESHOLD AMOUNT" means $10,000,000.

                  "TITLE INSURANCE COMPANY" has the meaning specified in SECTION 4.01(I).

                  "TRANSACTION" means the Primary Equity Offering, the Credit Extensions to occur on the Closing Date, the repayment of all Indebtedness and other obligations under the Refinanced Agreements and the other events contemplated hereby and thereby to occur on the Closing Date.

                  "TRANSACTION EXPENSES" means costs and expenses associated with the Transaction and any costs and expenses incurred after the date hereof associated with any securities offering, investment or acquisition permitted hereunder (whether or not such offering, investment or acquisition is consummated).

                  "TYPE" has the meaning specified in SECTION 1.07.

                  "UCP" means the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce.

                  "UNFUNDED  LIABILITIES" means, except as otherwise provided in
SECTION 5.12(A)(I)(B), (i) with respect to each Plan, the amount (if any) by which the present value of all nonforfeitable benefits under each Plan exceeds the current value of such Plan's assets allocable to such benefits, all determined in accordance with the respective most recent valuations for such Plan using applicable PBGC plan termination actuarial assumptions (the terms "present value" and "current value" shall have the same meanings specified in
Section 3 of ERISA) and (ii) with respect to each Foreign Pension Plan, the amount (if any) by which the present value of all nonforfeitable benefits under each Foreign Pension Plan exceeds the current value of such Foreign Pension Plan's assets allocable to such benefits, all determined in accordance with the respective most recent valuations for such Plan using the most recent actuarial assumptions and methods being used by the Foreign Pension Plan's actuaries for financial reporting under applicable accounting and reporting standards.

                  "UNITED STATES" means the United States of America, including each of the States and the District of Columbia, but excluding its territories and possessions.

                  "U.S. PATRIOT ACT" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into Law October 26, 2001)), as the same may be amended, supplemented, modified, replaced or otherwise in effect from time to time.

                  "UNREIMBURSED AMOUNT" has the meaning specified in SECTION 2.05(F)(IV).

                  "UNUSED REVOLVING COMMITMENT AMOUNT" means, for any period, the amount by which (i) the then applicable Revolving Committed Amount exceeds
(ii) the daily average sum for such period of (A) the aggregate principal amount of all outstanding Revolving Loans plus (B) the aggregate amount of all outstanding L/C Obligations. For the avoidance of doubt, no deduction shall be made on account of outstanding Swing Line Loans in calculating the Unused Revolving Commitment Amount.

                  "VOTING SECURITIES" means Equity Interests of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons of such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

                  "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (B) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

                  "WELFARE PLAN" means a "welfare plan" as such term is defined in Section 3(1) of ERISA.

                  "WHOLLY-OWNED SUBSIDIARY" means, with respect to any Person at any date, any Subsidiary of such Person all of the shares of capital stock or other ownership interests of which (other than Nominal Shares) are at the time directly or indirectly owned by such Person.

                  SECTION 1.02 OTHER INTERPRETATIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

                  (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "INCLUDE," "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "without limitation." The word "WILL" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "HEREIN," "HEREOF" and "HEREUNDER," and words of similar import when used in any Loan Document shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified or supplemented from time to time and (vi) the words "ASSET" and "PROPERTY" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  (b) In the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING," the words "TO" and "UNTIL" each mean "TO BUT EXCLUDING" and the word "THROUGH means "TO AND INCLUDING."

                  (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

                  SECTION 1.03 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP; PROVIDED that FASB 133 and 150 shall be ignored for all purposes of this Agreement. All financial statements delivered to the Lenders hereunder shall be accompanied by a statement from the Company that GAAP has not changed since the most recent financial statements delivered by the Company to the Lenders or if GAAP has changed describing such changes in detail and explaining how such changes affect the financial statements. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent (except discretionary changes with which the independent auditors concur or which are required to resolve non-compliance with
GAAP) with the most recent annual or quarterly financial statements delivered pursuant to SECTION 6.01 (or, prior to the delivery of the first financial statements pursuant to SECTION 6.01, consistent with the financial statements described in SECTION 5.05(A) (but without giving effect to any deviations from GAAP disclosed therein)); provided, HOWEVER, that (i) if (A) the Company shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (B) either the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements (or after the Lenders have been informed of the change in GAAP affecting such financial statements, if later), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Company to the Lenders as to which no such objection shall have been made, and the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations made before and after giving effect to such change in GAAP or (ii) if requested by the Company, the Administrative Agent or the Required Lenders, if any change in GAAP or the rules promulgated with respect thereto from those used in the preparation of the most recent annual or quarterly financial statements delivered pursuant to SECTION 6.01 (or, prior to the delivery of the first financial statements pursuant to SECTION 6.01, the financial statements described in SECTION 5.05(A) (but without giving effect to any deviations from GAAP disclosed therein) results in a change in any of the financial calculations required by SECTION 7.16 or otherwise specified in ARTICLE VII (including in each case all related definitions specified in SECTION 1.01) that would not have resulted had such accounting change not occurred, the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as equitably to reflect such change such that the criteria for evaluation compliance with such covenants shall be the same after such changes as if such change had not been made.

                  SECTION 1.04 ROUNDING. Any financial ratios required to be maintained by any Group Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

                  SECTION 1.05 TIMES OF DAY. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

                  SECTION 1.06 LETTER OF CREDIT AMOUNTS. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; PROVIDED, HOWEVER, that with respect to any Letter of Credit that, by its terms or the terms of any L/C Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit, from and after the stated date of such increase, shall be deemed to be the stated amount of such Letter of Credit after giving effect to such applicable increase.

                  SECTION 1.07 CLASSES AND TYPES OF BORROWINGS. The term "BORROWING" denotes the aggregation of Loans of one or more Lenders made to the Company pursuant to ARTICLE II on the same date, all of which Loans are of the same Class and Type (subject to ARTICLE III) and, except in the case of Base Rate Loans, have the same initial Interest Period. Loans hereunder are distinguished by "Class" and "Type". The "CLASS" of a Loan (or of a Commitment to make such a Loan or of a Borrowing comprised of such Loans) refers to whether such Loan is a Revolving Loan, a Term B Closing Date Loan or a Term B Delayed Draw Loan. The "TYPE" of a Loan refers to whether such Loan is a Eurodollar Loan or a Base Rate Loan. Identification of a Loan (or a Borrowing) by both Class and Type (e.g., a "TERM B CLOSING DATE EURODOLLAR LOAN") indicates that such Loan is a Loan of both such Class and such Type (e.g., both a Term B Closing Date Loan and a Eurodollar Loan) or that such Borrowing is comprised of such Loans.

                                   ARTICLE II
                              THE CREDIT FACILITIES

                  SECTION 2.01 COMMITMENTS TO LEND.

                  (a) REVOLVING LOANS. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make Revolving Loans to the Company pursuant to this SECTION 2.01(A) from time to time during the Availability Period in amounts such that its Revolving Outstandings shall not exceed (after giving effect to all Revolving Loans repaid, all reimbursements of L/C Disbursements made, and all Refunded Swing Line Loans paid concurrently with the making of any Revolving Loans) its Revolving Commitment; PROVIDED that, immediately after giving effect to each such Revolving Loan, (i) the aggregate Revolving Outstandings shall not exceed the Revolving Committed Amount and (ii) with respect to each Revolving Lender individually, such Lender's outstanding Revolving Loans plus its (other than the Swing Line Lender's in its capacity as such) Participation Interests in outstanding Swing Line Loans plus its Participation Interests in outstanding L/C Obligations shall not exceed such Lender's Revolving Commitment Percentage of the Revolving Committed Amount. Each Revolving Borrowing comprised of Eurodollar Loans shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000, and each Revolving Borrowing comprised of Base Rate Loans shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000 (except that any such Borrowing may be in the aggregate amount of the unused Revolving Commitments and any L/C Borrowing may be in the aggregate amount of any outstanding Unreimbursed Amounts owed to one or more L/C Issuers as provided in
SECTION 2.05(F)(IV)) and shall be made from the several Revolving Lenders ratably in proportion to their respective Revolving Commitments. Within the foregoing limits, the Company may borrow under this SECTION 2.01(A), repay, or, to the extent permitted by SECTION 2.09, prepay, Revolving Loans and reborrow under THIS SECTION 2.01(A).

                  (b) TERM B  CLOSING  DATE  LOANS.  Subject  to the  terms  and conditions set forth herein, each Term B Closing Date Lender severally agrees to make a Term B Closing Date Loan to the Company on the Closing Date in a principal amount not exceeding its Term B Closing Date Commitment. The Term B Closing Date Borrowing shall be made from the several Term B Closing Date
Lenders ratably in proportion to their respective Term B Closing Date Commitments. The Term B Closing Date Commitments are not revolving in nature, and amounts repaid or prepaid prior to the Term Maturity Date may not be reborrowed.

                  (c) TERM B DELAYED DRAW LOANS. Subject to the terms and conditions set forth herein, each Term B Delayed Draw Lender severally agrees to make a Term B Delayed Draw Loan to the Company on one date as requested by the Company pursuant to SECTION 2.02 in the period commencing on the Closing Date and ending on the date numerically corresponding to the Closing Date in the calendar month which is six months after the Closing Date (the "TERM B DELAYED DRAW TERMINATION DATE") in a principal amount not exceeding its Term B Delayed
Draw Commitment. The Term B Delayed Draw Borrowing shall be made from the several Term B Delayed Draw Lenders ratably in proportion to their respective Term B Delayed Draw Commitments. The Term B Delayed Draw Commitments are not revolving in nature, and amounts repaid or prepaid prior to the Term Maturity Date may not be reborrowed.

                  (d) FACILITIES INCREASE TERM LOANS. Each Term B Lender (or Affiliate or Approved Fund thereof) or Eligible Assignee having, in its sole discretion, committed to a Facilities Increase pursuant to SECTION 2.10(A) shall agree as part of such commitment that, on the Facilities Increase Date for such Facilities Increase in the aggregate Term B Commitments, on the terms and subject to the conditions set forth in its commitment therefor or otherwise agreed to as part of such commitment or set forth in this Agreement as amended in connection with such Facilities Increase, such Term B Lender (or Affiliate or Approved Fund thereof) or Eligible Assignee will make a Term B Loan of the applicable Class to the Company on the Facilities Increase Date for such Facilities Increase in a principal amount not to exceed such commitment to such Facilities Increase.

                  (e) SWING LINE LOANS.

                                    (i) Subject to the terms and  conditions set
                  forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this SUBSECTION (E), to make a portion of the Revolving Commitments available to the Company from time to time during the Availability Period by making Swing Line Loans to the Company in Dollars (each such loan, a "SWING LINE LOAN" and, collectively, the "SWING LINE LOANS"); PROVIDED that (A) the aggregate principal amount of the Swing Line Loans outstanding at any one time shall not exceed the Swing Line Committed Amount, (B) with regard to each Lender individually (other than the Swing Line Lender in its capacity as such), such Lender's outstanding Revolving Loans plus its Participation Interests in outstanding Swing Line Loans plus its Participation Interests in outstanding L/C Obligations shall not at any time exceed such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, (C) with regard to the Revolving Lenders collectively, the sum of the aggregate principal amount of Swing Line Loans outstanding plus the aggregate amount of Revolving Loans outstanding plus the aggregate amount of L/C Obligations outstanding shall not exceed the Revolving Committed Amount and (D) the Swing Line Committed Amount shall not exceed the aggregate of the Revolving Commitments then in effect. Swing Line Loans shall be made and maintained as Base Rate Loans and may be repaid and reborrowed in accordance with the provisions hereof prior to the Swing Line Termination Date. Swing Line Loans may be made notwithstanding the fact that such Swing Line Loans, when aggregated with the Swing Line Lender's other Revolving Outstandings, exceeds its Revolving Commitment. The proceeds of a Swing Line Borrowing may not be used, in whole or in part, to refund any prior Swing Line Borrowing.

                                    (ii) The principal  amount of all Swing Line
                  Loans shall be due and payable on the earliest of (A) the maturity date agreed to by the Swing Line Lender and the Company with respect to such Swing Line Loan; (B) the Swing Line Termination Date, (C) the occurrence of any proceeding with respect to the Company under any Debtor Relief Law or (D) the acceleration of any Loan or the termination of the Revolving Commitments pursuant to SECTION 8.02.

                                    (iii)  With  respect to any Swing Line Loans
                  that have not been voluntarily prepaid by the Company or paid by the Company when due under CLAUSE (II) above, the Swing Line Lender (by request to the Administrative Agent) or the Administrative Agent at any time may, on one Business Day's notice, require each Revolving Lender, including the Swing Line Lender, and each such Lender hereby agrees, subject to the provisions of this SECTION 2.01(E), to make a Revolving Loan (which shall be initially funded as a Base Rate Loan) in an amount equal to such Lender's Revolving Commitment
                  Percentage of the amount of the Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date notice is given.

                                    (iv) In the case of Revolving  Loans made by
                  Lenders other than the Swing Line Lender under CLAUSE (III) above, each such Revolving Lender shall make the amount of its Revolving Loan available to the Administrative Agent, in same day funds, at the Administrative Agent's Office, not later than 1:00 P.M. on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be immediately delivered to the Swing Line Lender (and not to the Company) and applied to repay the Refunded Swing Line Loans. On the day such Revolving Loans are made, the Swing Line Lender's Revolving Commitment Percentage of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swing Line Lender and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall instead be outstanding as Revolving Loans. The Company authorizes the Administrative Agent and the Swing Line Lender to charge the Company's account with the Administrative Agent (up to the amount available in such account) in order to pay immediately to the Swing Line Lender the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Lenders, including amounts deemed to be received from the Swing Line Lender, are not sufficient to repay in full such Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to the Swing Line Lender should be recovered by or on behalf of the Company from the Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Revolving Lenders in the manner contemplated by SECTION 2.13.

                                    (v) A copy of each notice given by the Swing
                  Line Lender pursuant to this SECTION 2.01(E) shall be promptly delivered by the Swing Line Lender to the Administrative Agent and the Company. Upon the making of a Revolving Loan by a Revolving Lender pursuant to this SECTION 2.01(E), the amount so funded shall no longer be owed in respect of its Participation Interest in the related Refunded Swing Line Loans.

                                    (vi) If as a result of any proceeding  under
                  any Debtor Relief Law, Revolving Loans are not made pursuant to this SECTION 2.01(E) sufficient to repay any amounts owed to the Swing Line Lender as a result of a nonpayment of outstanding Swing Line Loans, each Revolving Lender agrees to purchase, and shall be deemed to have purchased, a participation in such outstanding Swing Line Loans in an amount equal to its Revolving Commitment Percentage of the unpaid amount together with accrued interest thereon. Upon one Business Day's notice from the Swing Line Lender, each Revolving Lender shall deliver to the Swing Line Lender an amount equal to its respective Participation Interest in such Swing Line Loans in same day funds at the office of the Swing Line Lender specified or referred to in SECTION 10.02. In order to evidence such Participation Interest each Revolving Lender agrees to enter into a participation agreement at the request of the Swing Line Lender in form and substance reasonably satisfactory to all parties. In the event any Revolving Lender fails to make available to the Swing Line Lender the amount of such Revolving Lender's Participation Interest as provided in this SECTION 2.01(E)(VI), the Swing Line Lender shall be entitled to recover such amount on demand from such Revolving Lender together with interest at the customary rate set by the Swing Line Lender for correction of errors among banks in New York City for one Business Day and thereafter at the Base Rate plus the then Applicable Margin for Base Rate Loans.

                                    (vii) Each Revolving Lender's  obligation to
                  make Revolving Loans pursuant to CLAUSE (IV) above and to purchase Participation Interests in outstanding Swing Line Loans pursuant to CLAUSE (VI) above shall be absolute and unconditional and shall not be affected by any circumstance, including (without limitation) (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender or any other Person may have against the Swing Line Lender, the Company or any other Loan Party, (ii) the occurrence or continuance of a Default or an Event of Default or the termination or reduction in the amount of the Revolving Commitments after any such Swing Line Loans were made, (iii) any adverse change in the condition (financial or otherwise) of the Company or any other Person, (iv) any breach of this Agreement or any other Finance Document by the Company or any other Lender, (v) whether any condition specified in ARTICLE IV is then satisfied or (vi) any other circumstance, happening or event whatsoever, whether or ---------- not similar to any of the forgoing. If such Lender does not pay such amount forthwith upon the Swing Line Lender's demand therefor, and until such time as such Lender makes the required payment, the Swing Line Lender shall be deemed to continue to have outstanding Swing Line Loans in the amount of such unpaid Participation Interest for all purposes of the Finance Documents other than those provisions requiring the other Lenders to purchase a participation therein. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder to the Swing Line Lender to fund Swing Line Loans in the amount of the Participation Interest in Swing Line Loans that such Lender failed to purchase pursuant to this SECTION 2.01(E)(VII) until such amount has been purchased (as a result of such assignment or otherwise).


                  SECTION 2.02 NOTICE OF BORROWINGS.

                  (a) BORROWINGS OTHER THAN SWING LINE LOANS. Except in the case of Swing Line Loans and L/C Borrowings, the Company shall give the Administrative Agent a Notice of Borrowing not later than 12:00 P.M. on (i) the date of the proposed Base Rate Borrowing, which shall be a Business Day and (ii) the third Business Day before each Eurodollar Borrowing (unless the Company wishes to request an Interest Period for such Borrowing other than one, two, three or six months in duration as provided in the definition of "INTEREST PERIOD", in which case on the fourth Business Day before each such Eurodollar Borrowing), specifying:

                                    (i) the date of such Borrowing,  which shall
                  be a Business Day;

                                    (ii) the aggregate amount of such Borrowing;

                                    (iii)  the  Class  and  initial  Type of the
                  Loans comprising such Borrowing; and

                                    (iv) in the case of a Eurodollar  Borrowing,
                  the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period and to SECTION 2.06(A); and

                                    (v)  the  location  (which  must  be in  the
                  United States) and number of the Company's account to which funds are to be disbursed, which shall comply with the requirements of SECTION 2.03.

If the duration of the initial Interest Period is not specified with respect to any requested Eurodollar Borrowing, then the Company shall be deemed to have selected an initial Interest Period of one month, subject to the provisions of the definition of Interest Period and to SECTION 2.06(A).

                  (b) SWING LINE BORROWINGS. The Company shall request a Swing Line Loan by written notice (or telephone notice promptly confirmed in writing) substantially in the form of EXHIBIT A-4 hereto (a "SWING LINE LOAN Request") to the Swing Line Lender and the Administrative Agent not later than 3:00 P.M. on the Business Day of the requested Swing Line Loan. Each such notice shall be irrevocable and shall specify (i) that a Swing Line Loan is requested, (ii) the date of the requested Swing Line Loan (which shall be a Business Day) and (iii) the principal amount of the Swing Line Loan requested. Each Swing Line Loan shall be made as a Base Rate Loan and, subject to SECTION 2.01(E)(II), shall have such maturity date as agreed to by the Swing Line Lender and the Company upon receipt by the Swing Line Lender of the Swing Line Loan Request from the Company.

                  (c) L/C BORROWINGS. Each L/C Borrowing shall be made as specified in SECTION 2.05(F)(IV) without the necessity of a Notice of Borrowing.

                  SECTION 2.03 NOTICE TO LENDERS; FUNDING OF LOANS.

                  (a) NOTICE TO LENDERS. If the Company has requested an Interest Period of other than one, two, three or six months in duration, the Administrative Agent shall give prompt notice of such request to the Lenders and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 A.M. on the third Business Day before the requested date of such a Eurodollar Borrowing, the Administrative Agent shall notify the Company (which notice may be by telephone) whether or not the requested interest Period has been consented to by all the Lenders. Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of such Lender's ratable share (if any) of the Borrowing referred to therein, and such Notice of Borrowing shall not thereafter be revocable by the Company.

                  (b) FUNDING OF LOANS.

                                    (i) Not later than 1:00 P.M.  on the date of
                  each Borrowing (other than a Swing Line Borrowing and a L/C Borrowing), each Lender participating therein shall make available its share of such Borrowing, in Federal or other immediately available funds, to the Administrative Agent at the Administrative Agent's Office. Unless the Administrative Agent determines that any applicable condition specified in
                  ARTICLE IV has not been satisfied, the Administrative Agent shall make the funds so received available to the Company in like funds as received by the Administrative Agent either by
                  (i) crediting the account of the Company on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Company in the applicable Notice of Borrowing or, if a Borrowing shall not occur on such date because any condition precedent herein shall not have been met, promptly return the amounts received from the Lenders in like funds, without interest.

                                    (ii) Not later than 3:00 P.M. on the date of
                  each Swing Line Borrowing, the Swing Line Lender shall, unless the Administrative Agent shall have notified the Swing Line Lender that any applicable condition specified in ARTICLE IV has not been satisfied, make available the amount of such
                  Swing Line Borrowing, in Federal or other immediately available funds, to the Company at the Swing Line Lender's address referred to in SECTION 10.02.

                                    (iii) Not later  than 1:00 P.M.  on the date
                  of each L/C Borrowing, each Revolving Lender shall make available its share of such Borrowing, in Federal or other immediately available funds, to the Administrative Agent at the Administrative Agent's Office. Unless the Administrative Agent determines that any applicable condition specified in
                  ARTICLE IV has not been satisfied (other than the delivery of a Notice of Borrowing), the Administrative Agent shall remit the funds so received to the L/C Issuer which has issued Letters of Credit having outstanding Unreimbursed Amounts as contemplated by SECTION 2.05(F)(V).

                  (c) FUNDING BY THE ADMINISTRATIVE AGENT IN ANTICIPATION OF AMOUNTS DUE FROM THE LENDERS. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Borrowing in accordance with SUBSECTION (B) of this SECTION 2.03, and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Company but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Company, the interest rate applicable thereto pursuant to SECTION 2.06. If the Company and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Company the amount of such interest paid by the Company for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any payment by the Company shall be without prejudice to any claim the Company may have against a Lender that shall have failed to make such payment to the Administrative Agent. A notice of the Administrative Agent to a Lender or the Company with respect to any amount owing under this SUBSECTION (C) shall be conclusive, absent manifest error.

                  (d) FAILED LOANS. If any Lender shall fail to make any Loan (a "FAILED LOAN") which such Lender is otherwise obligated hereunder to make to the Company on the date of Borrowing thereof, and the Administrative Agent shall not have received notice from the Company or such Lender that any condition precedent to the making of the Failed Loan has not been satisfied, then, until such Lender shall have made or be deemed to have made (pursuant to the last sentence of this SUBSECTION (D)) the Failed Loan in full or the Administrative Agent shall have received notice from the Company or such Lender that any condition precedent to the making of the Failed Loan was not satisfied at the time the Failed Loan was to have been made, whenever the Administrative Agent shall receive any amount from the Company for the account of such Lender, (i) the amount so received (up to the amount of such Failed Loan) will, upon receipt by the Administrative Agent, be deemed to have been paid to the Lender in satisfaction of the obligation for which paid, without actual disbursement of such amount to the Lender, (ii) the Lender will be deemed to have made the same amount available to the Administrative Agent for disbursement as a Loan to the Company (up to the amount of such Failed Loan) and (iii) the Administrative Agent will disburse such amount (up to the amount of the Failed Loan) to the
Company or, if the Administrative Agent has previously made such amount available to the Company on behalf of such Lender pursuant to the provisions hereof, reimburse itself (up to the amount of the amount made available to the Company); PROVIDED, HOWEVER, that the Administrative Agent shall have no obligation to disburse any such amount to the Company or otherwise apply it or deem it applied as provided herein unless the Administrative Agent shall have determined in its sole discretion that to so disburse such amount will not violate any Law, rule, regulation or requirement applicable to the Administrative Agent. Upon any such disbursement by the Administrative Agent, such Lender shall be deemed to have made a Base Rate Loan of the same Class as the Failed Loan to the Company in satisfaction, to the extent thereof, of such Lender's obligation to make the Failed Loan.

                  SECTION 2.04 EVIDENCE OF LOANS.

                  (a) LENDER AND ADMINISTRATIVE AGENT ACCOUNTS; NOTES. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Company and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Senior Credit Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Company shall execute and deliver to such Lender (through the Administrative Agent) a single Revolving Note, Term B Closing Date Note or Term B Delayed Draw Note, as applicable, in each case, substantially in the form of EXHIBIT B-1, B-2 or B-3, as applicable, payable to the order of such Lender for the account of its Lending Office in an amount equal to the aggregate unpaid principal amount of such Lender's Revolving, Term B Closing Date, or Term B Delayed Draw Loans, as applicable, which shall evidence such Lender's Loans in addition to such accounts or records. If requested by the Swing Line Lender, the Swing Line Loans shall be evidenced by a single Swing Line Note, substantially in the form of EXHIBIT B-4, payable to the order of the Swing Line Lender in an amount equal to the aggregate unpaid principal amount of the Swing Line Loans. Each Lender having one or more Notes shall record the date, amount, Class and Type of each Loan made by it and the date and amount of each payment of principal made by the Company with respect thereto, and may, if such Lender so elects in connection with any transfer or enforcement of any Note, endorse on the reverse side or on the schedule, if any, forming a part thereof appropriate notations to evidence the foregoing information with respect to each outstanding Loan evidenced thereby; PROVIDED that the failure of any Lender to make any such recordation or endorsement or any error in any such recordation or endorsement shall not affect the obligations of the Company hereunder or under any such Note. Each Lender is hereby irrevocably authorized by the Company so to endorse each of its Notes and to attach to and make a part of each of its Notes a continuation of any such schedule as and when required.

                  (b) CERTAIN PARTICIPATION INTERESTS. In addition to the accounts and records referred to in SUBSECTION (A) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing purchases and sales by such Lender of Participation Interests in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

                  SECTION 2.05 LETTERS OF CREDIT.

                  (a) EXISTING LETTERS OF CREDIT. On the Closing Date, each L/C Issuer that has issued an Existing Letter of Credit shall be deemed, without further action by any party hereto, to have sold to each Revolving Lender, and each such Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from each such L/C Issuer, without recourse or warranty, an undivided participation interest in such Existing Letter of Credit and the related L/C Obligations in the proportion its Revolving Commitment Percentage bears to the Revolving Committed Amount (although any fronting fee payable under SECTION 2.11 shall be payable directly to the Administrative Agent for the accounting of each applicable L/C Issuer, and the Lenders (other than the applicable L/C Issuer) shall have no right to receive any portion of such fronting fee) and any security therefore or guaranty pertaining thereto. On and after the Closing Date, each Existing Letter of Credit shall constitute a Letter of Credit for all purposes hereof.

                  (b)  ADDITIONAL  LETTERS OF  CREDIT.  Subject to the terms and conditions set forth herein, (i) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this SECTION 2.05, (A) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue standby Letters of Credit for the account, and upon the request, of the Company (or jointly for the account of the Company and any Subsidiary that is not a Project Subsidiary) and in support of obligations of the Company or one or more of its Subsidiaries (other than any Project Subsidiary) (including, (x) obligations in respect of and in lieu of deposits or security guarantees in the ordinary course of business, (y) to provide support for performance, payment or appeal bonds, indemnity obligations or other surety, including, without limitation, workers compensation insurance and (z) for such other general corporate purposes as the L/C Issuer may agree in its reasonable discretion), and to amend or extend Letters of Credit previously issued by it, in accordance with SUBSECTION (D) below, and (B) to honor drawings under its Letters of Credit, and (ii) each Revolving Lender severally agrees to participate in Letters of Credit issued for the account of the Company or its Subsidiaries and any drawing thereunder in accordance with the provisions of SUBSECTION (F) below; PROVIDED that, immediately after each Letter of Credit is issued, (i) the aggregate amount of the L/C Obligations shall not exceed the L/C Sublimit, (ii) the Revolving Outstandings shall not exceed the Revolving Committed Amount and (iii) with respect to each individual Revolving Lender, the aggregate outstanding principal amount of the Revolving Lender's Revolving Loans plus its Participation Interests in outstanding L/C Obligations plus its (other than the Swing Line Lender's) Participation Interests in outstanding Swing Line Loans shall not exceed such Revolving Lender's Revolving Commitment Percentage of the Revolving Committed Amount. Each request by the Company or a Subsidiary for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company and such Subsidiary that the issuance or amendment of such Letter of Credit complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the period specified in CLAUSE (I)(A) above, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

                  (c) CERTAIN LIMITATIONS ON ISSUANCES OF LETTERS OF CREDIT.

                                    (i) No L/C Issuer  shall issue any Letter of
                  Credit, if (A) subject to SUBSECTION (D) below with respect to Auto-Extension Letters of Credit, the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date or
                  (B) the expiry date of such requested letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date or (C) such Letter of Credit is to be used for any purpose other than for its general corporate purposes unless the Required Revolving Lenders have consented thereto.

                                    (ii)  No  L/C  Issuer  shall  be  under  any
                  obligation to issue any Additional Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Additional Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having a force of Law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Additional Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Additional Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of such Additional Letter of Credit shall violate any Laws or one or more policies of such L/C Issuer; (C) except as otherwise reasonably agreed by the Administrative Agent and the applicable L/C Issuer, such Letter of Credit is in an initial face amount less than $100,000; (D) such Letter of Credit is to be denominated in a currency other than Dollars; or (E) a default of any Revolving Lender's obligations to fund under SUBSECTION (F)(IV) or (VI) below exists or any Revolving Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Company or such Revolving Lender to eliminate the L/C issuer's risk with respect to such Revolving Lender.

                                    (iii) No L/C issuer  shall  amend any Letter
                  of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

                                    (iv)  No  L/C  issuer  shall  be  under  any
                  obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                                    (v) Each L/C  Issuer  shall act on behalf of
                  the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in ARTICLE IX with respect to any acts taken or omissions suffered by such L/C issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the L/C Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in ARTICLE IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.

                  (d) PROCEDURES FOR ISSUANCE AND AMENDMENT OF LETTERS OF CREDIT; AUTO-EXTENSION LETTERS OF CREDIT.

                                    (i) Each Letter of Credit shall be issued or
                  amended, as the case may be, upon the request of the Company delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) substantially in the form of EXHIBIT A-3 hereto (a "LETTER OF CREDIT REQUEST"), appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Request must be received by the L/C Issuer and the Administrative Agent not later than 2:00 P.M. at least two Business Days (or such later date and time as the Administrative Agent and the L/C issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Request shall specify in form and detail reasonably satisfactory to the L/C Issuer:
                  (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Request shall specify in form and detail satisfactory to the L/C Issuer: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. If requested by the applicable L/C Issuer, the Company shall also submit a letter of credit application on such L/C Issuer's standard form in connection with any request for the issuance or amendment of a Letter of Credit. Additionally, the Company shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any L/C Documents, as the L/C Issuer or the Administrative Agent may require.

                                    (ii) Promptly after receipt of any Letter of
                  Credit Request, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Request from the Company and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in ARTICLE IV shall not then be satisfied, then, subject to the terms and conditions thereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company (or jointly for the account of the Company and the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices.

                                    (iii)  If the  Company  so  requests  in any
                  applicable Letter of Credit Request, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "AUTO-EXTENSION LETTER OF CREDIT"); PROVIDED that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "NON-EXTENSION NOTICE DATE") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date; PROVIDED, HOWEVER, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of SUBSECTION (C)(I) or (II) above or otherwise) or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (x) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (y) from the Administrative Agent, any Revolving Lender or any Loan Party that one or more of the applicable conditions specified in SECTION 4.02 is not then satisfied, and in each such case directing the L/C issuer not to permit such extension.

                                    (iv)  If  the  Company  so  requests  in any
                  applicable Letter of Credit Request, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an "AUTO-REINSTATEMENT LETTER OF CREDIT"). Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit.
                  Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the "NON-REINSTATEMENT DEADLINE"), the L/C issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such reinstatement or (B) from the Administrative Agent, any Revolving Lender or the Company that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C issuer not to permit such reinstatement.

                                    (v)  Promptly  after  its  delivery  of  any
                  Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.


                  (e)  PURCHASE  AND SALE OF LETTER  OF  CREDIT  PARTICIPATIONS.
Immediately upon the issuance by an L/C Issuer of an Additional Letter of Credit, such L/C Issuer shall be deemed, without further action by any party hereto, to have sold to each Revolving Lender, and each Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from such L/C Issuer, without recourse or warranty, an undivided participation interest in such Letter of Credit and the related L/C Obligations in the proportion its Revolving Commitment Percentage bears to the Revolving Committed Amount (although any fronting fee payable under SECTION 2.11 shall be payable directly to the Administrative Agent for the account of the applicable L/C
Issuer, and the Lenders (other than such L/C Issuer) shall have no right to receive any portion of any such fronting fee) and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Commitments pursuant to SECTION 10.06, there shall be an automatic adjustment to the Participation Interests in all outstanding Letters of Credit (including all Existing Letters of Credit, if any) and all L/C Obligations to reflect the adjusted Revolving Commitments of the assigning and assignee Lenders or of all Lenders having Revolving Commitments, as the case may be.

                  (f) DRAWINGS AND REIMBURSEMENTS; FUNDING OF PARTICIPATIONS.

                                    (i) Upon receipt from the beneficiary of any
                  Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Company and the Administrative Agent thereof and shall determine in accordance with the terms of such Letter of Credit whether such drawing should be honored. If the L/C Issuer determines that any such drawing shall be honored, such L/C Issuer shall make available to such beneficiary in accordance with the terms of such Letter of Credit the amount of the drawing and shall notify the Company and the Administrative Agent as to the amount to be paid as a result of such drawing and the payment date (each such date, an "HONOR DATE").

                                    (ii) The Company  shall be  irrevocably  and
                  unconditionally obligated forthwith to reimburse each L/C Issuer for any amounts paid by such L/C Issuer upon any drawing under any Letter of Credit, together with any and all reasonable charges and expenses which the L/C Issuer may pay or incur relative to such drawing. Such reimbursement payment shall be due and payable (i) at or before 11:00 A.M. on the date the Honor Date if the L/C Issuer notifies the Company of such drawing at or before 10:00 A.M. on the Honor Date or (ii) at or before 10:00 A.M. on the next succeeding Business Day if such notice is given after 10:00 A.M. on the Honor Date; PROVIDED that no payment otherwise required by this sentence to be made by the Company at or before 1:00 P.M. on any day shall be overdue hereunder if arrangements for such payment satisfactory to the applicable L/C Issuer, in its reasonable discretion, shall have been made by the Company at or before 1:00 P.M. on such day and such payment is actually made at or before 3:00 P.M. on such day. In addition, the Company agrees to pay to the L/C Issuer interest, payable on demand, on any and all amounts not paid by the Company to the L/C Issuer when due under this SUBSECTION (F)(II), for each day from and including the date when such amount becomes due to but excluding the date such amount is paid in full, whether before or after judgment, at a rate per annum equal to the Default Rate. Each reimbursement and other payment to be made by the Company pursuant to this CLAUSE (II) shall be made to the L/C Issuer in Federal or other funds immediately available to it at its address referred to in SECTION 10.02.

                                    (iii)  Subject  to the  satisfaction  of all
                  applicable conditions set forth in ARTICLE IV, the Company may, at its option, utilize the Swing Line Commitment or the Revolving Commitments, or make other arrangements for payment satisfactory to the L/C Issuer, for the reimbursement of all L/C Disbursements as required by CLAUSE (II) above.

                                    (iv) With  respect to any L/C  Disbursements
                  that have not been reimbursed by the Company when due under CLAUSES (II) and (III) above (an "UNREIMBURSED AMOUNT"), the applicable L/C Issuer shall notify the Administrative Agent and the Administrative Agent shall in turn promptly notify each Revolving Lender of the Honor Date, the amount of the Unreimbursed Amount and the amount of such Revolving Lender's pro-rata share thereof such Revolving Lender's pro-rata share of such unreimbursed L/C Disbursement (determined by the proportion its Revolving Commitment Percentage bears to the aggregate Revolving Committed Amount). In such event, the Company shall be deemed to have requested a Borrowing (a "L/C BORROWING") of Revolving Base Rate Loans to be disbursed on the Honor Date in an aggregate amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in SECTION 2.01(A), but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in SECTION 4.02 (other than the delivery of a Notice of Borrowing), and each such Revolving Lender hereby agrees to make a Revolving Loan (which shall be initially funded as a Base Rate Loan) in an amount equal to such Lender's Revolving Commitment Percentage of the Unreimbursed Amount outstanding on the date notice is given. Any such notice given by a L/C Issuer or the Administrative Agent given pursuant to this CLAUSE (IV) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                                    (v) Each  Revolving  Lender  (including  any
                  Revolving Lender acting as L/C Issuer in respect of any Unreimbursed Amount) shall, upon any notice from the Administrative Agent pursuant to CLAUSE (IV) above, make the amount of its Revolving Loan available to the Administrative Agent, in Dollars in Federal or other immediately available funds same day funds, at the Administrative Agent's Office, not later than 1:00 P.M. on the Business Day specified in such notice, whereupon, subject to CLAUSE (VI) below, each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

                                    (vi) With respect to any Unreimbursed Amount
                  that is not fully refinanced by a L/C Borrowing pursuant to CLAUSES (IV) and (V) above because the conditions set forth in
                  SECTION 4.02 cannot be satisfied or for any other reason, the L/C Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Revolving Lender (other than the relevant L/C Issuer), and each such Revolving Lender shall promptly and unconditionally pay to the Administrative Agent, for the account of such L/C Issuer, such Revolving Lender's pro-rata share of such Unreimbursed Amount (determined by the proportion its Revolving Commitment Percentage bears to the aggregate Revolving Committed Amount) in Dollars in Federal or other immediately available funds. Such payment from the Revolving Lenders shall be due (i) at or before 1:00 P.M. on the date the Administrative Agent so notifies a Revolving Lender, if such notice is given at or before 10:00 A.M. on such date or (ii) at or before 10:00 A.M. on the next succeeding Business Day, together with interest on such amount for each day from and including the date of such drawing to but excluding the day such payment is due from such Revolving Lender at the Federal Funds Rate for such day (which funds the Administrative Agent shall promptly remit to the applicable L/C Issuer). Each payment by a Revolving Lender to the Administrative Agent for the account of an L/C Issuer in respect of an Unreimbursed Amount shall constitute a payment in respect of its Participation Interest in related Letter of Credit purchased pursuant to SUBSECTION (E) above. The failure of any Revolving Lender to make available to the
                  Administrative Agent for the account of an L/C Issuer its pro-rata share of any Unreimbursed Amount shall not relieve any other Revolving Lender of its obligation hereunder to make available to the Administrative Agent for the account of such L/C Issuer its pro-rata share of any payment made under any Letter of Credit on the date required, as specified above, but no such Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent for the account of the L/C Issuer such other Lender's pro-rata share of any such payment. Upon payment in full of all amounts payable by a Lender under this CLAUSE (VI), such Lender shall be subrogated to the rights of the L/C Issuer against the Company to the extent of such Lender's pro-rata share of the related L/C Obligation so paid (including interest accrued thereon).

                                    (vii) Each Revolving Lender's  obligation to
                  make Revolving Loans pursuant to CLAUSE (IV) above and to make payments in respect of its Participation Interests in
                  Unreimbursed Amounts pursuant to CLAUSE (VI) above shall be absolute and unconditional and shall not be affected by any circumstance, including: (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Company or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; PROVIDED, HOWEVER, that each Revolving Lender's obligation to make Revolving Loans as a part of a L/C Borrowing pursuant to CLAUSE (IV) above is subject to the conditions set forth in
                  SECTION 4.02 (other than delivery by the Company of a Notice of Borrowing). No such making by a Revolving Lender of a Revolving Loan or a payment by a Revolving Lender of an amount in respect of its Participation Interest in Unreimbursed Amounts shall relieve or otherwise impair the obligation of the Company to reimburse the L/C issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                                    (viii) If any Revolving Lender fails to make
                  available to the Administrative Agent for the account of an L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this SUBSECTION
                  (F) by the time specified therefor, the applicable L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable L/C Issuer at a rate per annum equal to the Federal Funds Rate for such day. Any payment made by any Lender after 3:00 P.M. on any Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Business Day A certificate of the applicable L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this CLAUSE (VIII) shall be conclusive absent manifest error.

                  (g) REPAYMENT OF FUNDED PARTICIPATIONS IN RESPECT OF DRAWN LETTERS OF CREDIT.

                                    (i)   Whenever  the   Administrative   Agent
                  receives a payment of an L/C Obligation as to which the Administrative Agent has received for the account of an L/C Issuer any payments from the Revolving Lenders pursuant to SUBSECTION (F) above (whether directly from the Company or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent shall promptly pay to each Revolving Lender which has paid its pro-rata share thereof an amount equal to such Lender's pro-rata share of the amount thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which the payments from the Revolving Lenders were received) in the same funds as those received by the Administrative Agent.

                                    (ii)  If  any   payment   received   by  the
                  Administrative Agent for the account of an L/C issuer pursuant to CLAUSE (I) above is required to be returned under any of the circumstances described in SECTION 10.05 (including pursuant to any settlement entered into by the L/C issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of such L/C Issuer its pro-rata share thereof (determined by the proportion its Revolving Commitment Percentage bears to the aggregate Revolving Committed Amount) on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the Federal Funds Rate for such day.


                  (h) OBLIGATIONS ABSOLUTE. The obligations of the Company under
SECTION 2.05(F)(I) and 2.05(F)(II) above shall be absolute (subject to the right to bring subsequent claims subject to the limitations set forth in SECTION 2.05(N)(V)), unconditional and shall be performed strictly in accordance with the terms of this Agreement, ISP and UCP, as applicable, under all circumstances whatsoever, including, without limitation, the following circumstances:

                                    (i) any lack of validity  or  enforceability
                  of such Letter of Credit, this Agreement or any other Loan Document;

                                    (ii)  any  amendment  or  waiver  of or  any
                  consent to departure from all or any of the provisions of this Agreement, any Letter of Credit or any other Loan Document;

                                    (iii)  the  use  which  may be  made  of the
                  Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

                                    (iv)   the    existence    of   any   claim,
                  counterclaim, set-off, defense or other rights that the Company or any Subsidiary may have at any time against a beneficiary or any transferee of a Letter of Credit (or any Person for whom the beneficiary or transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement or any Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                                    (v)   any   draft,   demand,    certificate,
                  statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                                    (vi) any  payment by the L/C Issuer  under a
                  Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                                    (vii)  any  payment  made by the L/C  Issuer
                  under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                                    (viii) any other act or  omission  to act or
                  delay of any kind by any L/C Issuer or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this SUBSECTION (VIII), constitute a legal or equitable discharge of the Company's obligations hereunder.


                  The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company's instructions or other irregularity, the Company will promptly notify the L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

                                    (i)  ROLE  OF L/C  ISSUERS;  RELIANCE.  Each
                  Revolving Lender and the Company agree that, in determining whether to pay under any Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Agents or their Related Parties nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Request. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Agents or any of their Related Parties, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in CLAUSES (I) through (VIII) of SUBSECTION (H) of this SECTION 2.05; PROVIDED, HOWEVER, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

                  (j) CASH COLLATERAL. If the Company is required pursuant to the terms of this Agreement or any other Loan Document to Cash Collateralize any L/C Obligations, the Company shall deposit in an account (which may be the L/C Cash Collateral Account under the Security Agreement) with the Collateral Agent an amount in cash equal to 102% of such L/C Obligations. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the L/C Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. The Collateral Agent will, at the request of the Company, invest amounts deposited in such account in Cash Equivalents; PROVIDED, HOWEVER, that (i) the Collateral Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Collateral Agent to be in, or would result in any, violation of any Law, (ii) such Cash Equivalents shall be subjected to a first priority perfected security interest in favor of the Collateral Agent and (iii) if an Event of Default shall have occurred and be continuing, the selection of such Cash Equivalents shall be in the sole discretion of the Collateral Agent. The Company shall indemnify the Collateral Agent for any losses relating to such investments in Cash Equivalents. Other than any interest or profits earned on such investments, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account for the benefit of the Company, subject to the provisions contained in this SECTION 2.05(J). Moneys in such account shall be applied by the Collateral Agent to reimburse the L/C Issuers immediately for drawings under the applicable Letters of Credit and, if the maturity of the Loans has been accelerated, to satisfy the L/C Obligations. If the Company is required to provide an amount of cash collateral hereunder as a result of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after all Events of Default have been cured or waived. If the Company is required to provide an amount of cash collateral hereunder pursuant to SECTION 2.08(A) or 2.09(B)(I), such amount (to the extent not applied as aforesaid) shall be returned to the Company upon demand; PROVIDED that, after giving effect to such return, (i) the aggregate Revolving Outstandings would not exceed the Revolving Committed Amount and (ii) no Event of Default shall have occurred and be continuing. If the Company is required to deposit an amount of cash collateral hereunder pursuant to SECTION 2.09(B)(II), (III), (IV) or (V) interest or profits thereon (to the extent not applied as aforesaid) shall be returned to the Company after the full amount of such deposit has been applied by the Collateral Agent to reimburse the L/C Issuer for drawings under Letters of Credit. The Company hereby pledges and assigns to the Collateral Agent, for its benefit and the benefit of the Finance Parties, the cash collateral account established hereunder (and all monies and investments held therein) to secure the Senior Credit Obligations.

                  (k) APPLICABILITY OF ISP AND UCP. Unless otherwise expressly agreed by the L/C Issuer and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

                  (l) CONFLICT WITH L/C DOCUMENTS. In the event of any conflict between this Agreement and any L/C Document, this Agreement shall govern.

                  (m) LETTERS OF CREDIT ISSUED FOR SUBSIDIARIES. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Company shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Company hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Company, and that the Company's business derives benefits from the businesses of such Subsidiaries.

                  (n) INDEMNIFICATION OF L/C ISSUERS.

                                    (i) In  addition  to its  other  obligations
                  under this Agreement, the Company hereby agrees to protect, indemnify, pay and save each L/C Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable out-of-pocket fees, charges and disbursements of counsel) that such L/C Issuer may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of such L/C Issuer to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental
                  Authority (all such acts or omissions, herein called "GOVERNMENT ACTS").

                                    (ii) As  between  the  Company  and each L/C
                  Issuer,  the  Company  shall  assume  all risks of the acts or omissions of or the misuse of any Letter of Credit by the beneficiary thereof. The L/C Issuer shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit;
                  (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the L/C Issuer, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the L/C Issuer's rights or powers hereunder.

                                    (iii) In  furtherance  and extension and not
                  in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an L/C Issuer, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the L/C Issuer under any resulting liability to the Company or any other Loan Party. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the L/C Issuers against any and all risks involved in the issuance of any Letter of Credit, all of which risks are hereby assumed by the Loan Parties, including, without limitation, any and all risks, whether rightful or wrongful, of any present or future Government Acts. The L/C Issuers shall not, in any way, be liable for any failure by the L/C Issuers or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the L/C Issuers.

                                    (iv)  Nothing  in  this  SUBSECTION  (N)  is
                  intended to limit the reimbursement obligation of the Company contained in this SECTION 2.05. The obligations of the Company under this SUBSECTION (N) shall survive the termination of this Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of any L/C Issuer to enforce any right, power or benefit under this Agreement.

                                    (v) Notwithstanding anything to the contrary
                  contained in this SUBSECTION (N), the Company shall have no obligation to indemnify any L/C Issuer in respect of any liability incurred by the L/C Issuer arising solely out of the gross negligence or willful misconduct of the L/C Issuer, as determined by a court of competent jurisdiction. Nothing in this Agreement shall relieve any L/C Issuer of any liability to the Company in respect of any action taken by the L/C Issuer which action constitutes gross negligence, bad faith or willful misconduct of the L/C Issuer or a violation of, or failure to comply with, the ISP, the UCP or Uniform Commercial Code, as applicable, as determined by a court of competent jurisdiction.

                  (o) RESIGNATION OF AN L/C ISSUER. An L/C Issuer may resign at any time by giving 60 days' notice to the Administrative Agent, the Revolving Lenders and the Company; PROVIDED, HOWEVER, that any such resignation shall not affect the rights or obligations of the L/C Issuer with respect to Letters of Credit issued by it prior to such resignation. Upon any such resignation, the Company shall (within 60 days after such notice of resignation) either appoint a successor or terminate the unutilized L/C Commitment of such L/C Issuer; PROVIDED, HOWEVER, that, if the Company elects to terminate such unutilized L/C Commitment, the Company may at any time thereafter that the Revolving Commitments are in effect reinstate such L/C Commitment in connection with the appointment of another L/C Issuer. Upon the acceptance of any appointment as an L/C Issuer hereunder by a successor L/C Issuer, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring L/C Issuer and the retiring L/C Issuer shall be discharged from its obligations to issue Additional Letters of Credit hereunder. The acceptance of any appointment as L/C Issuer hereunder by a successor L/C Issuer shall be evidenced by an agreement entered into by such successor, in a form reasonably satisfactory to the Company and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor shall be a party hereto and have all the rights and obligations of an L/C Issuer under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the "L/C Issuer" shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require. After the resignation of an L/C Issuer hereunder the retiring L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit.

                  (p) REPORTING. Each L/C Issuer will report in writing to the Administrative Agent (i) on the first Business Day of each week, the aggregate face amount of Letters of Credit issued by it and outstanding as of the last Business Day of the preceding week, (ii) on or prior to each Business Day on which such L/C Issuer expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance or amendment, and the aggregate face amount of Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and such L/C Issuer shall advise the Administrative Agent on such Business Day whether such issuance, amendment, renewal or extension occurred and whether the amount thereof changed), (iii) on each Business Day on which such L/C Issuer makes any L/C Disbursement, the date and amount of such L/C Disbursement and (iv) on any Business Day on which the Company fails to reimburse an L/C Disbursement required to be reimbursed to such L/C Issuer on such day, the date and amount of such failure.

                  SECTION 2.06 INTEREST.

                  (a) RATE OPTIONS APPLICABLE TO LOANS. Each Borrowing made prior to the Syndication Date shall be comprised of Base Rate Loans or (except in the case of Swing Line Loans, which shall be made and maintained as Base Rate Loans, and L/C Borrowings, which shall be made initially as Base Rate Loans) Eurodollar Loans with a one-month Interest Period (ending on the same date), as the Company may request pursuant to SECTION 2.02. Each Borrowing made on or after the Syndication Date shall be comprised of Base Rate Loans or (except in the case of Swing Line Loans, which shall be made and maintained as Base Rate Loans) Eurodollar Loans, as the Company may request pursuant to SECTION 2.02. Borrowings of more than one Type may be outstanding at the same time; PROVIDED, however, that the Company may not request any Borrowing that, if made, would result in an aggregate of more than ten separate Groups of Eurodollar Loans being outstanding hereunder at any one time. For this purpose, Loans having different Interest Periods, regardless of whether commencing on the same date, shall be considered separate Groups. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment and before and after the commencement of any proceeding under any Debtor Relief Law.

                  (b) RATES APPLICABLE TO LOANS. Subject to the provisions of SUBSECTION (C) below, (i) each Eurodollar Loan of a Class shall bear interest on the outstanding principal amount thereof for each Interest Period applicable thereto at a rate per annum equal to the sum of the Adjusted Eurodollar Rate for such Interest Period plus the then Applicable Margin for such Class, (ii) each Base Rate Loan of a Class shall bear interest on the outstanding principal amount thereof for each day from the date such Loan is made as, or converted into, a Base Rate Loan until it becomes due or is converted into a Loan of any other Type, at a rate per annum equal to the Base Rate for such day plus the then Applicable Margin for such Class and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the then Applicable Margin for Revolving Loans.

                  (c) ADDITIONAL INTEREST.

                                    (i) If any amount of  principal  of any Loan
                  is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                                    (ii)  Upon  the  request  of  the   Required
                  Lenders,  while any Event of Default under Section  8.01(a) or
                  (f) has occurred and is continuing, the Company shall pay interest on the principal amount of all then outstanding Senior Credit Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                                    (iii)  Accrued  and unpaid  interest on past
                  due amounts (including interest on past due interest) shall be due and payable upon demand.


                  (d) INTEREST PAYMENTS. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

                  (e) DETERMINATION AND NOTICE OF INTEREST RATES. The Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Loans upon determination of such interest rate. At any time when Base Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change. Any notice with respect to Eurodollar Loans shall, without the necessity of the Administrative Agent so stating in such notice, be subject to the provisions of the definition of "Applicable Margin" providing for adjustments in the Applicable Margin applicable to such Loans after the beginning of the Interest Period applicable thereto.

                  SECTION 2.07 EXTENSION AND CONVERSION.

                  (a) CONTINUATION AND CONVERSION OPTIONS. The Loans included in each Borrowing shall bear interest initially at the type of rate allowed by
SECTION 2.06 and as specified by the Company in the applicable Notice of Borrowing. Thereafter, the Company shall have the option, on any Business Day, to elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of ARTICLE III and SUBSECTION 2.07(D)), as follows:

                                    (i) if such Loans are Base Rate  Loans,  the
                  Company may elect to convert such Loans to Eurodollar Loans as of any Business Day; and

                                    (ii) if such Loans are Eurodollar Loans, the
                  Company may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Eurodollar Loans for an additional Interest Period, subject to SECTION 3.05 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice, substantially in the form of EXHIBIT A-2 hereto (a "NOTICE OF EXTENSION/CONVERSION") (which may be by telephone if promptly confirmed in writing, which notice shall not thereafter be revocable by the Company, to the Administrative Agent not later than 12:00 Noon on the third Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Extension/Conversion may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; PROVIDED that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice of Borrowing applies, and the remaining portion to which it does not apply, are each $500,000 or any larger multiple of $100,000.


                  (b) CONTENTS OF NOTICE OF EXTENSION/CONVERSION. Each Notice of Extension/Conversion shall specify:

                                    (i) the Group of Loans (or portion  thereof)
                  to which such notice applies;

                                    (ii)  the date on which  the  conversion  or
                  continuation selected in such notice is to be effective, which shall comply with the applicable clause of SUBSECTION 2.07(A) above;

                                    (iii) if the Loans comprising such Group are
                  to be converted, the new Type of Loans and, if the Loans being converted are to be Eurodollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

                                    (iv) if such  Loans are to be  continued  as
                  Eurodollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of the term "Interest Period". If no Notice of Extension/Conversion is timely received prior to the end of an Interest Period for any Group of Eurodollar Loans, the Company shall be deemed to have elected that such Group be converted to Base Rate Loans as of the last day of such Interest Period.


                  (c) NOTIFICATION TO LENDERS. Upon receipt of a Notice of Extension/Conversion from the Company pursuant to SUBSECTION 2.07(A) above, the Administrative Agent shall promptly notify each Lender of the contents thereof.

                  (d) LIMITATION ON CONVERSION/CONTINUATION OPTIONS. The Company shall not be entitled to elect to convert any Loans to, or continue any Loans for an additional Interest Period as, Eurodollar Loans if the aggregate principal amount of any Group of Eurodollar Loans created or continued as a result of such election would be less than $500,000. If an Event of Default shall have occurred and be continuing when the Company delivers notice of such election to the Administrative Agent the Company shall not be entitled to elect to convert any Eurodollar Loans to, or continue any Eurodollar Loans for an additional Interest Period as, Eurodollar Loans having an Interest Period in excess of one month.

                  SECTION 2.08 MATURITY OF LOANS.

                  (a) MATURITY OF REVOLVING LOANS. The Revolving Loans shall mature on the Revolving Termination Date, and any Revolving Loans, Swing Line Loans and L/C Obligations then outstanding (together with accrued interest thereon and fees in respect thereof) shall be due and payable on such date.

                  (b) MATURITY OF TERM B LOANS. The Term B Loans shall mature on the Term Maturity Date, and any Term B Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  SECTION 2.09 PREPAYMENTS.

                  (a) VOLUNTARY PREPAYMENTS. The Company shall have the right voluntarily to prepay Revolving Loans and Term Loans in whole or in part from time to time, subject to SECTION 3.05 but otherwise without premium or penalty; PROVIDED, HOWEVER, that (i) each partial prepayment of Revolving Loans and Term Loans shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, in the case of Eurodollar Loans, and $500,000 or a whole multiple of $100,000 in excess thereof, in the case of Base Rate Loans and
(ii) the Company shall have given prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent, in the case of any Revolving Loan which is a Base Rate Loan by 11:00 A.M. on the date of prepayment and, in the case of any other Loan, by 11:00 A.M., at least three Business Days prior to the date of prepayment. Each notice of prepayment shall specify the prepayment date, the principal amount to be prepaid, whether the Loan to be prepaid is a Revolving Loan, Term B Closing Date Loan or Term B Delayed Draw Loan, whether the Loan to be prepaid is a Eurodollar Loan or a Base Rate Loan and, in the case of a Eurodollar Loan, the Interest Period of such Loan. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's pro-rata share, if any, thereof. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable as specified therein. Subject to the foregoing, amounts prepaid under this SECTION 2.09(A) shall be applied as the Company may elect; PROVIDED that if the Company fails to specify the application of a voluntary prepayment, then such prepayment shall be applied first to Revolving Loans, then to Swing Line Loans, then ratably to the Term B Closing Date Loans and the Term B Delayed Draw Loans, in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period. All prepayments of Eurodollar Loans under this SECTION 2.09(A) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment, together with any additional amounts required pursuant to SECTION 3.05.


                  The Company may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing line Loans in whole or in part without premium or penalty; PROVIDED that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 P.M. on the date of the prepayment, and
(ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

                  (b) MANDATORY PREPAYMENTS.

                                    (i) REVOLVING  COMMITTED  AMOUNT.  If on any
                  date the aggregate Revolving Outstandings exceed the Revolving Committed Amount, the Company shall repay, and there shall become due and payable (together with accrued interest thereon), on such date an aggregate principal amount of Swing Line Loans equal to such excess. If the outstanding Swing Line Loans have been repaid in full, the Company shall prepay, and there shall become due and payable (together with accrued interest thereon), Revolving Loans in such amounts as are necessary so that, after giving effect to the repayment of the Swing Line Loans and the repayment of Revolving Loans, the aggregate Revolving Outstandings do not exceed the Revolving Committed Amount. If the outstanding Revolving Loans and Swing Line Loans have been repaid in full, the Company shall Cash Collateralize L/C Obligations so that, after giving effect to the repayment of Swing Line Loans and Revolving Loans and the Cash Collateralization of L/C Obligations pursuant to this SUBSECTION (I), the aggregate Revolving Outstandings does not exceed the Revolving Committed Amount. In determining the aggregate Revolving Outstandings for purposes of this Agreement, L/C Obligations shall be reduced to the extent that they are Cash Collateralized as contemplated by this SUBSECTION (I). Each prepayment of Revolving Loans required pursuant to this SUBSECTION (I) shall be applied ratably among outstanding Revolving Loans based on the respective amounts of principal then outstanding. Each Cash Collateralization of L/C Obligations required by this SUBSECTION (I) shall be applied ratably among L/C Obligations based on the respective amounts thereof then outstanding.

                                    (ii)  ASSET  DISPOSITIONS,   CASUALTIES  AND
                  CONDEMNATIONS, ETC. Within five Business Days after receipt by any Group Company of Net Cash Proceeds from any Asset Disposition (other than any Asset Disposition permitted under CLAUSES (I) through (XVII), (XVIII)(B), (XIX), (XX) and (XXII) of SECTION 7.05), Casualty or Condemnation, the Company shall prepay the Loans and/or Cash Collateralize or pay the L/C Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Asset Disposition, Casualty or Condemnation; PROVIDED, that no such prepayment caused by the receipt of Net Cash Proceeds from any Asset Disposition, Casualty or Condemnation shall be required to the extent that the sum of such Net Cash Proceeds and all other Net Cash Proceeds from Asset Dispositions, Casualty or Condemnations occurring after the Closing Date and during any fiscal year does not exceed $5,000,000 (it being understood that a prepayment shall only be required of such excess).

                                    (iii) DEBT  ISSUANCES.  Within five Business
                  Days after receipt by any Group Company of Net Cash Proceeds from any Debt Issuance (other than any Debt Issuance permitted pursuant to SECTION 7.01 of this Agreement), the Company shall prepay the Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance.

                                    (iv)  PAYMENTS IN RESPECT OF CERTAIN  ANNUAL
                  INCREASES IN CUMULATIVE DISTRIBUTABLE CASH. Within 120 days after the end of each fiscal year of the Company (commencing with the fiscal year ending December 31, 2006), the Company shall prepay the Loans and/or Cash Collateralize or pay the L/C Obligations in an amount equal to the Applicable
                  Prepayment Percentage of any increase in the amount of Adjusted Cumulative Distributable Cash for the Reference Period ending on the last day of such fiscal year over the amount of Adjusted Cumulative Distributable Cash on the last day of the fiscal year next preceding such fiscal year (it being understood that the determination of the amount referred to in CLAUSE (I) of the definition of "Cumulative Distributable Cash" in SECTION 1.01 shall not be deemed to be an increase in, or part of, Cumulative Distributable Cash for purposes hereof). As used in this CLAUSE (IV), the term "ADJUSTED CUMULATIVE DISTRIBUTABLE CASH" means, for any Reference Period, Cumulative Distributable Cash for such Reference Period as adjusted (i) by adding the decrease, if any, in Consolidated Adjusted Working Capital from the first day to the last day of such period, or (ii) by deducting the increase, if any, in Consolidated Adjusted Working Capital from the first day to the last day of such period.

                                    (v)  PAYMENTS  IN  RESPECT  OF  SUBORDINATED
                  INDEBTEDNESS. Immediately upon receipt by the Administrative Agent or any Lender of any amount so payable pursuant to the subordination provision of any Indebtedness of the Company or any of its Subsidiaries that is subordinate to the Senior Credit Obligations, all proceeds thereof shall be applied as set forth in CLAUSE (VI)(B) below.

                                    (vi)  APPLICATION OF MANDATORY  PREPAYMENTS.
                  All amounts required to be paid pursuant to this SECTION 2.09(B) shall be applied as follows:

                                                      (A)  with  respect  to all
                                    amounts paid pursuant to SECTION 2.09(B)(I), first to Revolving Loans, second to Swing Line Loans and third to Cash Collateralize L/C Obligations; and

                                                      (B)  with  respect  to all
                                    amounts    paid    pursuant    to    SECTION
                                    2.09(B)(II),  (III), (IV), or (V) (1) first,
                                    pro-rata to the Term Loans and (2) second, to (x) to Swing Line Loans (but without a corresponding reduction in the Revolving Committed Amount or the Swing Line Committed Amount), (y) then to Revolving Loans (but without a corresponding reduction in the Revolving Committed Amount), and (z) then to Cash Collateralize L/C Obligations.

                                    (vii)  ORDER OF  APPLICATIONS.  All  amounts
                  allocated  to  Revolving  Outstandings  as  provided  in  this
                  SECTION 2.09(B) shall be applied, first, to Swing Line Loans, second, after all Swing Line Loans have been repaid, to Revolving Loans, and third, after all Revolving Loans have been repaid, to Cash Collateralize or pay the L/C Obligations; PROVIDED that any balance of such amounts remaining after all L/C Obligations have been Cash Collateralized shall be applied pro-rata to the Term Loans. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then, subject to SUBSECTION
                  (VIII) below, to Eurodollar Loans in direct order of Interest Period maturities. All prepayments of Eurodollar Loans under this SECTION 2.09(B) shall be subject to SECTION 3.05. All prepayments under this SECTION 2.09(B) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

                                    (viii)  PREPAYMENT  ACCOUNTS.  Amounts to be
                  applied as provided in SUBSECTION (VI) above to the prepayment of Loans of any Class shall be applied first to reduce outstanding Base Rate Loans of such Class. Any amounts remaining after each such application shall, at the option of the Company, be applied to prepay Eurodollar Loans of such Class immediately and/or shall be deposited in a separate Prepayment Account (as defined below) for the Loans of such Class. The Administrative Agent shall apply any cash deposited in the Prepayment Account for any Class of Loans, upon withdrawal by the Collateral Agent, to prepay Eurodollar Loans of such Class on the last day of their respective Interest Periods (or, at the direction of the Company, on any earlier date) until all outstanding Loans of such Class have been prepaid or until all the allocable cash on deposit in the Prepayment Account for such Class has been exhausted. For purposes of this Agreement, the term "PREPAYMENT ACCOUNT" for any Class of Loans shall mean an account (which may include the Prepayment Account established under the Security Agreement) established by the Company with the Collateral Agent and over which the Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this SUBSECTION
                  (VIII). The Collateral Agent will, at the request of the Company, invest amounts on deposit in the Prepayment Account for any Class of Loans in Cash Equivalents that mature prior to the last day of the applicable Interest Periods of the Eurodollar Loans of such Class to be prepaid; PROVIDED, HOWEVER, that (i) the Collateral Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Collateral Agent to be in, or would result in any, violation of any Law, (ii) such Cash Equivalents shall be subjected to a first priority perfected security interest in favor of the Collateral Agent and (iii) if any Event of Default shall have occurred and be continuing, the selection of such Cash Equivalents shall be in the sole discretion of the Collateral Agent. The Company shall indemnify the Collateral Agent for any losses relating to such investments in Cash Equivalents so that the amount available to prepay Eurodollar Loans on the last day of the applicable Interest Periods is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest or profits earned on such investments, the Prepayment Accounts shall not bear interest. Interest or profits, if any, on the investments in any Prepayment Account shall accumulate in such Prepayment Account until all outstanding Loans of any applicable Class with respect to which amounts have been deposited in the Prepayment Accounts have been prepaid in full, at which time so much thereof as is not required to make payment of the Senior Credit Obligations which have become due and payable (whether by scheduled maturity, acceleration or otherwise) shall be withdrawn by the Collateral Agent on the next Business Day following the day on which the Collateral Agent considers the funds deposited therein to be collected funds and disbursed to the Company or its order. If the maturity of the Loans has been accelerated pursuant to SECTION 8.02, the Administrative Agent may, in its sole discretion, cause the Collateral Agent to withdraw amounts on deposit in the Prepayment Account for any Class of Loans and apply such funds to satisfy any of the Senior Credit Obligations related to such Class of Loans.

                  (c) NOTICE. The Company shall give to the Administrative Agent and the Lenders at least three Business Days' prior written or telecopy notice of each and every event or occurrence requiring a prepayment under SECTION 2.09(B)(II) or (III) including the amount of Net Cash Proceeds expected to be received therefrom and the expected schedule for receiving such proceeds.


                  SECTION 2.10 ADJUSTMENT OF COMMITMENTS.


                  (a) OPTIONAL INCREASE OF REVOLVING AND TERM B COMMITMENTS.


                                    (i) The Company shall have the right to give
                  the Administrative Agent, after the Closing Date, a Facilities Increase Notice to request an increase (each a "FACILITIES INCREASE") in the aggregate Revolving Credit Commitments or the disbursement of additional Term B Loans in excess of the Term B Loans previously disbursed, in a principal amount not to exceed $75,000,000 in the aggregate for all such requests or pursuant to a new tranche of term loans; PROVIDED, HOWEVER, that (A) no Facilities Increase in the Revolving Credit Commitments shall be effective later than one year prior to the Revolving Termination Date, (B) no Facilities Increase in the Term B Commitments or that is a new tranche of term loans shall be effective later than three years prior to the Term Maturity Date, (C) no Facilities Increase shall be effective earlier than 10 days after the delivery of the Facilities Increase Notice to the Administrative Agent in respect of such Facilities Increase and (D) no more than three Facilities Increases shall be made.

                                    (ii) The Administrative Agent shall promptly
                  notify each Lender of the proposed Facilities Increase and of the proposed terms and conditions therefor agreed between the Company and the Administrative Agent. Each such Lender (and each of their Affiliates and Approved Funds) may, in its sole discretion, commit to participate in such Facilities Increase by forwarding its commitment to the Administrative Agent therefor in form and substance satisfactory to the Administrative Agent within 10 days of receipt of such notice. The Administrative Agent shall allocate, in its sole discretion but in amounts not to exceed for each such Lender the commitment received from such Lender, Affiliate or Approved Fund, the Commitments to be made as part of the Facilities Increase to the Lenders from which it has received such written commitments. If the Administrative Agent does not receive sufficient commitments from existing Lenders or their Affiliates or Approved Funds, it may, after consultation with the Company, allocate to Eligible Assignees any excess of the proposed amount of such Facilities Increase agreed with the Company over the aggregate amounts of the commitments received from existing Lenders.

                                    (iii) Each Facilities  Increase shall become
                  effective on a date agreed by the Company and the Administrative Agent (each a "FACILITIES INCREASE DATE"), which shall be in any case on or after the date of satisfaction of the conditions precedent set forth in SECTION
                  4.03 and following notice to the Lenders and the Company of such effectiveness. Once a Facilities Increase becomes effective, the Administrative Agent shall record in the Register all applicable additional information in respect of such Facilities Increase.

                                    (iv) On the Facilities Increase Date for any
                  Facilities Increase in the Revolving Credit Commitments, each Lender participating in such Facilities Increase shall purchase from each existing Revolving Lender having Revolving Loans outstanding on such Facilities Increase Date, without recourse or warranty, an undivided participation interest in such outstanding Revolving Loans in the proportion its Revolving Commitment Percentage bears to the Revolving Committed Amount (after giving effect to such Facilities Increase) so as to ensure that, on the Facilities Increase Date after giving effect to such Facilities Increase, each Revolving Lender is owed no more than its proportionate share of the Revolving Loans outstanding on such Facilities Increase Date.

                                    (v) From and after the  Facilities  Increase
                  Date, the term "LENDERS", as used herein, shall include all Eligible Assignees which become Lenders pursuant to this
                  SECTION 2.10(A).

This SUBSECTION (A) shall supercede any provisions of SECTION 2.12 or 10.01 to the contrary.

                  (b) OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS (PRO-RATA). The Company may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $2,000,000 or any whole multiple of $500,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written or telecopy notice to the Administrative Agent; PROVIDED, HOWEVER, that no such termination or reduction shall be made which would cause the Revolving Outstandings to exceed the Revolving Committed Amount as so reduced, unless, concurrently with such termination or reduction, the Revolving Loans are repaid (and, after the Revolving Loans have been paid in full, the Swing Line Loans are repaid and, after the Swing Line Loans have been paid in full, the L/C Obligations are Cash Collateralized) to the extent necessary to eliminate such excess. The Administrative Agent shall promptly notify each affected Lender of the receipt by the Administrative Agent of any notice from the Company pursuant to this SECTION 2.10(B). Any partial reduction of the Revolving Committed Amount pursuant to this SECTION 2.10(B) shall be applied to the Revolving Commitments of the Lenders pro-rata based upon their respective Revolving Commitment Percentages. The Company shall pay to the Administrative Agent for the account of the Lenders in accordance with the terms of SECTION 2.11, on the date of each termination or reduction of the Revolving Committed Amount, any fees accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

                  (c) TERMINATION. The Revolving Commitments of the Lenders and the L/C Commitments of the L/C Issuers shall terminate automatically on the Revolving Termination Date. The Swing Line Commitment of the Swing Line Lender shall terminate automatically on the Swing Line Termination Date. The Term B Closing Date Commitments of the Lenders shall terminate automatically immediately after the making of the Term Loans on the Closing Date. The Term B Delayed Draw Commitments of the Lenders shall terminate automatically on the Term B Delayed Draw Termination Date.

                  (d) GENERAL. The Company shall pay to the Administrative Agent for the account of the Lenders in accordance with the terms of SECTION 2.11, on the date of each termination or reduction of the Revolving Committed Amount, the Revolving Commitment Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

                  SECTION 2.11 FEES.

                  (a) COMMITMENT FEES. The Company shall pay to the Administrative Agent for the account of each Revolving Lender a fee (the "REVOLVING COMMITMENT FEE") on such Lender's Revolving Commitment Percentage of the daily Unused Revolving Committed Amount, computed at a per annum rate for each day at a rate equal to the then applicable rate per annum set forth under the caption "Applicable Margin for Revolving Commitment Fees" in the table in the definition of "Applicable Margin" in SECTION 1.01. The Company shall pay to the Administrative Agent for the account of each Term B Delayed Draw Lender a fee (the "TERM B DELAYED DRAW COMMITMENT FEE" and, together with the Revolving Commitment Fee, the "COMMITMENT FEES") equal to 0.75% per annum on such Lender's Term B Delayed Draw Commitment Percentage of the unfunded Term B Delayed Draw Committed Amount. The Commitment Fees shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last Business Day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in SECTION 2.10(B) or the Term B Delayed Draw Commitment Amount is reduced and the Revolving Termination Date and the Term B Delayed Draw Termination Date) for the quarter or portion thereof ending on each such date, beginning with the first of such dates to occur after the Closing Date.

                  (b) LETTER OF CREDIT FEES.

                                    (i)  LETTER  OF  CREDIT  ISSUANCE  FEE.  The
                  Company shall pay to the Administrative Agent for the account of each Revolving Lender a fee (the "LETTER OF CREDIT FEE") on such Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Margin for Letter of Credit Fees in effect from time to time. The Letter of Credit Fee will be computed on a quarterly basis in arrears and shall be due and payable on the first Business Day after the end of each fiscal quarter, commencing with the first of such dates to occur after the date of issuance of such Letter of Credit, and on the Letter of Credit Expiration Date and thereafter on demand.

                                    (ii)  FRONTING  FEES.  The Company shall pay
                  directly to each L/C Issuer for its own account a fronting fee in the amount equal to 1/8 of 1% per annum (or such lesser amount agreed to with such L/C Issuer) on the daily maximum amount available to be drawn thereunder (whether or not such maximum amount is then in effect under such Letter of Credit). Such fronting fee shall be computed on a quarterly basis in arrears and without duplication of any similar fronting fee which may then be in effect or which have previously been paid with respect to any Existing Letter of Credit and shall be due and payable on the first Business Day after the end of each fiscal quarter, commencing with the first such date after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date and thereafter on demand.

                                    (iii) L/C ISSUER  FEES.  In  addition to the
                  Letter of Credit Fee payable pursuant to CLAUSE (I) above and any fronting fees payable pursuant to CLAUSE (II) above, the Company promises to pay to the L/C Issuer for its own account without sharing by the other Lenders the letter of credit fronting and negotiation fees agreed to by the Company and the L/C Issuer from time to time and the customary charges from time to time of the L/C Issuer with respect to the issuance (but excluding the issuance of any Existing Letter of Credit), amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "L/C ISSUER FEES"). L/C Issuer Fees are due when earned and payable on demand and are nonrefundable.

                                    (iv)   COMPUTATION  OF  CERTAIN  FEES  AFTER
                  DEFAULT. Upon the occurrence and during the continuance of an Event of Default and after the imposition of the Default Rate pursuant to SECTION 2.06(C)(II), the Letter of Credit Fee payable under SUBSECTION (I) above shall be computed at a rate per annum equal to the Default Rate.

                  (c) OTHER FEES. The Company shall pay to the Joint Lead Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. The Company shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

                  SECTION  2.12  PRO-RATA   TREATMENT.   Except  to  the  extent
otherwise provided herein:

                  (a) LOANS.  Each  Borrowing,  each  payment or  prepayment  of principal of or interest on any Loan, each payment of fees (other than the L/C Issuer Fees retained by an L/C Issuer for its own account and the administrative fees retained by the Agents for their own account), each reduction of the Revolving Committed Amount and each conversion or continuation of any Loan, shall be allocated pro-rata among the relevant Lenders in accordance with the respective Revolving Commitment Percentages, Term B Closing Date Commitment Percentages and Term B Delayed Draw Commitment Percentages, as applicable, of such Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans of the applicable Class and Participation Interests of such Lenders); PROVIDED that, in the event any amount paid to any Lender pursuant to this SUBSECTION (A) is rescinded or must otherwise be returned by the Administrative Agent, each Lender shall, upon the request of the Administrative Agent, repay to the Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent until the date the Administrative Agent receives such repayment at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (b) LETTERS OF CREDIT. Each payment of L/C Obligations shall be allocated to each Revolving Lender pro-rata in accordance with its Revolving Commitment Percentage; PROVIDED that, if any Revolving Lender shall have failed to pay its applicable pro-rata share of any L/C Disbursement as required under
SECTION 2.05(F)(IV) or (VI), then any amount to which such Revolving Lender would otherwise be entitled pursuant to this SUBSECTION (B) shall instead be payable to the L/C Issuer.

                  SECTION 2.13 SHARING OF PAYMENTS BY LENDERS. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or of its Participation Interests in L/C Obligations or in Swing Line Loans held by it resulting in such Lender's receiving payment of a proportion of the aggregate amount of such Loans or such Participation Interests and accrued interest thereon greater than its pro-rata share thereof as provided herein, then the Lender receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii) purchase (for cash at face value) participations in the Loans and subparticipations in the Participation Interests in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing thereon; PROVIDED that:

                                    (i)   if   any   such    participations   or
                  subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

                                    (ii) the  provisions  of this Section  shall
                  not be construed to apply to (A) any payment made by the Company pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Participation Interests in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Company or any Subsidiary thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.


                  SECTION  2.14  PAYMENTS  GENERALLY;   ADMINISTRATIVE   AGENT'S
CLAWBACK.

                  (a) PAYMENTS BY THE COMPANY. All payments to be made by the Company shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Each payment of principal of and interest on Loans, L/C Obligations and fees hereunder (other than fees payable directly to the L/C Issuers) shall be paid not later than 3:00 P.M. on the date when due, in Federal or other funds immediately available to the Administrative Agent at the account designated by it by notice to the Company. Payments received after 3:00 P.M. shall be deemed to have been received on the next Business Day, and any applicable interest or fee shall continue to accrue. The Administrative Agent may in its sole discretion, distribute such payments to the applicable Lenders on the date of receipt thereof, if such payment is received prior to 3:00 P.M.; otherwise the Administrative Agent may, in its sole discretion, distribute such payment to the applicable Lenders on the date of receipt thereof or on the immediately succeeding Business Day. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day (and such extension of time shall be reflected in computing interest or fees, as the case may be), unless (in the case of Eurodollar Loans) such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time.

                  (b) PAYMENTS BY COMPANY; PRESUMPTION BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have received notice (which may be by telephone if promptly confirmed in writing) from the Company prior to the date on which any payment is due to the Lenders or any L/C Issuer hereunder that the Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith, and may, in reliance upon such assumption, distribute to the Lenders or the L/C issuers, as the case may be, the amount due. In such event, if the Company has not in fact made such payment, then each of the Lenders or the L/C issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or L/C issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender with respect to any amount owing under this SUBSECTION (B) shall be conclusive, absent manifest error.

                  (c) FAILURE TO SATISFY CONDITIONS PRECEDENT. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this ARTICLE II, and such funds are not made available to the Company by the Administrative Agent because the conditions to the applicable Credit Extension set forth in ARTICLE IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender without interest.

                  (d) OBLIGATIONS OF LENDERS SEVERAL. The obligations of the Lenders hereunder to make Loans and to purchase Participation Interests in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make a Loan required to be made by it as part of any Borrowing hereunder or to fund a Participation Interest shall not relieve any other Lender of its obligation, if any, hereunder to make any Loan on the date of such Borrowing or fund any such Participation Interest, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such date of Borrowing or fund its Participation Interest.

                  (e) FUNDING SOURCE. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

                  (f) COMPUTATIONS. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which Loan is made (or converted or continued), and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made (or continued or converted) shall, subject to SUBSECTION (A) above, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

                                  ARTICLE III
                     TAXES, YIELD PROTECTION AND ILLEGALITY

                  SECTION 3.01 TAXES.

                  (a) PAYMENTS FREE OF TAXES. Any and all payments by or on account of any obligation of the Company hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, PROVIDED that if the Company shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

                  (b) PAYMENT OF OTHER TAXES BY THE COMPANY. Without limiting the provisions of SUBSECTION (A) above, the Company shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

                  (c) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; PROVIDED that if the Company reasonably believes that such taxes were not correctly or legally asserted, the Administrative Agent or such Lender, as the case may be, will use reasonable efforts to cooperate with the Company to obtain a refund of such taxes so long as such efforts would not, in the sole determination of the Administrative Agent or such Lender, as the case may be, result in any additional costs, expenses or risks or be otherwise disadvantageous to it. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

                  (d) EVIDENCE OF PAYMENTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Governmental Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) STATUS OF LENDERS. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the Law of the jurisdiction in which the Company is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Company (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.


                  Without limiting the generality of the foregoing, in the event that the Company is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

                                    (i)  duly   completed   copies  of  Internal
                  Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party;

                                    (ii)  duly  completed   copies  of  Internal
                  Revenue Service Form W-8ECI;

                                    (iii)  in  the  case  of  a  Foreign  Lender
                  claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (A) a certificate to the effect that such Foreign Lender is not (x) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (y) a "10 percent shareholder" of the Company within the meaning of section
                  881(c)(3)(B) of the Code, or (z) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and
                  (B) duly completed copies of Internal Revenue Service Form W-8BEN, or

                                    (iv) any other form prescribed by applicable
                  Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Company to determine the withholding or deduction required to be made.

                  (f) INABILITY OF LENDER TO SUBMIT FORMS. If any Foreign Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Company or the Administrative Agent any form or certificate that such Foreign Lender is obligated to submit pursuant to subsection (e) of this
SECTION 3.01 or that such Foreign Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Foreign Lender shall promptly notify the Company and the Administrative Agent of such fact and the Foreign Lender shall to that extent not obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

                  (g) If any Foreign Lender is entitled to a reduction in (and not complete exemption from) the applicable withholding tax, the Company and the Administrative Agent may withhold from any interest payment to such Foreign Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If any of the forms or other documentation required under subsection (e) above are not delivered to the Administrative Agent as therein required (as modified by subsection (f)), then the Company and the Administrative Agent may withhold from any interest payment to such Foreign Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (h) TREATMENT OF CERTAIN REFUNDS. If the Administrative Agent, any Lender or any L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Company or with respect to which the Company has paid additional amounts pursuant to this Section, it shall pay to the Company an amount equal to such refund (but only to the extent of indemnity payments made, or additional paid, by the Company under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or such L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), PROVIDED that the Company, upon the request of the Administrative Agent, such Lender or such L/C Issuer, agrees to repay the amount paid over to the Company (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such L/C Issuer in the event the Administrative Agent, such Lender or such L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or any L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company or any other Person.

                  SECTION 3.02 ILLEGALITY. If, on or after the date of this Agreement, the adoption of any applicable Law, or any change in any applicable Law, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of Law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender (or its Lending Office) to make, maintain or fund any of its Eurodollar Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Company, whereupon, until such Lender notifies the Company and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Loans, or to convert outstanding Loans into Eurodollar Loans, shall be suspended. If such notice is given, each Eurodollar Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Eurodollar Loan, if such Lender may lawfully continue to maintain and fund such Loan to such day or (ii) immediately, if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

                  SECTION 3.03 INABILITY TO DETERMINE RATES. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

                                    (i)  the  Administrative   Agent  determines
                  (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate for such Interest Period; or

                                    (ii)  Lenders  having  50%  or  more  of the
                  aggregate amount of the Commitments advise the Administrative Agent that the Eurodollar Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurodollar Loans for such Interest Period;

the Administrative Agent shall forthwith give notice thereof to the Company and the Lenders, whereupon, until the Administrative Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Eurodollar Loans, or to continue or convert outstanding Loans as or into Eurodollar Loans, shall be suspended and (ii) each outstanding Eurodollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Company notifies the Administrative Agent prior to 12:00 pm on the Business Day of the date of any Eurodollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing in the same aggregate amount as the requested Borrowing and shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the rate applicable to Revolving Base Rate Loans for such day.


                  SECTION 3.04 INCREASED COSTS AND REDUCED RETURN; CAPITAL ADEQUACY.

                  (a) INCREASED COSTS GENERALLY. If any Change in Law shall:


                                    (i) impose,  modify or deem  applicable  any
                  reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits with or for the account of, or credit extended or participated in by, any Lender (or its Lending Office) (except any reserve requirement which is reflected in the determination of the Adjusted Eurodollar Rate hereunder);

                                    (ii)  subject  any  Lender  (or its  Lending
                  Office) or L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Participation Interest in a Letter of Credit or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender or L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by SECTION 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender of the L/C Issuer);

                                    (iii)  impose on any Lender (or its  Lending
                  Office) or L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or Participation Interest therein;

and the result of any of the foregoing shall be to increase the cost to such Lender (or its Lending Office) of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or any L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or L/C Issuer, the Company will pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) CAPITAL REQUIREMENTS. If any Lender or L/C Issuer determines that any Change in Law affecting such Lender or L/C Issuer or any Lending Office of such Lender or such Lender's or L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such L/C Issuer's capital or on the capital of such Lender's or such L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or Participation Interests in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender's or L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or L/C Issuer's policies and the policies of such Lender's or L/C Issuer's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender's or L/C Issuer's holding company for any such reduction suffered.

                  (c) CERTIFICATES FOR REIMBURSEMENT. A certificate of a Lender or L/C Issuer setting forth the amount necessary to compensate such Lender or L/C Issuer or its holding company, as the case may be, as specified in SUBSECTION (A) or (B) of this Section and delivered to the Company shall be conclusive absent manifest error. The Company shall pay such Lender or L/C
Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) DELAYS IN REQUESTS. Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or L/C Issuer's right to demand such compensation, PROVIDED that the Company shall not be required to compensate a Lender or L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than three months prior to the date that such Lender or L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

                  SECTION 3.05 COMPENSATION FOR LOSSES. Promptly upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Company shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

                                    (i) any continuation, conversion, payment or
                  prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

                                    (ii)  any  failure  by  the  Company  (for a
                  reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Company; or

                                    (iii) any  assignment  of a Eurodollar  Rate
                  Loan on a day other than the last day of the Interest Period therefore as a result of a request by the Company pursuant to
                  SECTION 10.13;

excluding any loss of anticipated profits but including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Company shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. A certificate (with reasonable supporting detail) of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this SECTION 3.05 shall be delivered to the Company and shall be conclusive absent manifest error; PROVIDED that the Company shall not be required to compensate such Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Company in writing of the increased costs or reductions and of such Lender's intention to claim compensation thereof; PROVIDED, FURTHER that, if the change in law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.


                  For purposes of calculating amounts payable by the Company to the Lenders under this SECTION 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or, other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

                  SECTION 3.06 BASE RATE LOANS SUBSTITUTED FOR AFFECTED EURODOLLAR LOANS. If (i) the obligation of any Lender to make, or to continue or convert outstanding Loans as or to, Eurodollar Loans has been suspended pursuant to SECTION 3.02 or (ii) any Lender has demanded compensation under SECTION 3.01 or 3.04 with respect to its Eurodollar Loans, and in any such case the Company shall, by at least five Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this SECTION 3.06 shall apply to such Lender, then, unless and until such Lender notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Lender as (or continued as or converted to) Eurodollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Eurodollar Loans of the other Lenders). If such Lender notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall be converted into a Eurodollar Loan on the first day of the next succeeding Interest Period applicable to the related Eurodollar Loans of the other Lenders.

                  SECTION 3.07 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

                  (a) DESIGNATION OF A DIFFERENT LENDING OFFICE. If any Lender requests compensation under SECTION 3.04, or the Company is required to pay any additional amount to any lender or any Governmental Authority for the account of any Lender pursuant to SECTION 3.01, or if any Lender gives a notice pursuant to
SECTION 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment
(i) would eliminate or reduce amounts payable pursuant to SECTION 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to SECTION 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) REPLACEMENT OF LENDERS. If any Lender requests compensation under SECTION 3.04, or if the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 3.01, the Company may replace such Lender in accordance with SECTION 10.13.

                  SECTION 3.08 SURVIVAL. All of the Company's obligations under this ARTICLE III shall survive termination of the Commitments and repayment of all other Senior Credit Obligations hereunder.

                                   ARTICLE IV
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

                  SECTION 4.01 CONDITIONS TO INITIAL CREDIT EXTENSION. The obligation of each L/C issuer and each Lender to make its initial Credit Extension hereunder is subject to the satisfaction or waiver of the following conditions precedent:

                  (a) EXECUTED LOAN DOCUMENTS. Receipt by the Administrative Agent of duly executed counterparts from each party thereto of: (i) this Agreement; (ii) the Notes; (iii) the Guaranty; (iv) the Collateral Documents and
(v) all other Loan Documents, each in form and substance reasonably satisfactory to each of the Lenders.

                  (b) LEGAL MATTERS. All legal matters incident to this Agreement and the borrowings hereunder shall be reasonably satisfactory to the Administrative Agent and to Fried Frank Harris Shriver & Jacobson, LLP, counsel for the Administrative Agent.

                  (c) ORGANIZATION DOCUMENTS. After giving effect to the transactions contemplated hereby, the Administrative Agent shall have received:
(i) a copy of the Organization Documents, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or other applicable Governmental Authority of its respective jurisdiction of organization, and a certificate as to the good standing (or comparable status) of each Loan Party from such Secretary of State, as of a recent date; (ii) a certificate as to the good standing (or comparable status) of each Loan Party, as of a recent date, from the Secretary of State or other applicable authority of its respective jurisdiction of organization and from each other state in which such Loan Party is qualified or is required to be qualified to do business except those states wherein the failure to be qualified to do business would not reasonably be expected to have a Material Adverse Effect; (iii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (A) that the Organization Documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing from its jurisdiction of organization furnished pursuant to CLAUSE (II) above; (B) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Loan Party, as applicable, as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in CLAUSE (C) below, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which it is to be a party and, in the case of the Company, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (D) as to the incumbency and specimen signature of each officer executing any Loan Document; and (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to CLAUSE (III) above.

                  (d) OFFICER'S CERTIFICATES. The Administrative Agent shall have received (i) a certificate, dated the Closing Date and signed by a Responsible Officer of the Company, confirming compliance with the conditions precedent set forth in PARAGRAPHS (B) and (C) of SECTION 4.02 and (ii) a certificate, dated the Closing Date and signed by a Responsible Officer of each other Loan Party, confirming compliance with the condition precedent set forth in PARAGRAPH (B) of SECTION 4.02.

                  (e)   OPINIONS  OF  COUNSEL.   On  the   Closing   Date,   the
Administrative Agent shall have received:

                                    (i) a favorable  written opinion of Kirkland
                  & Ellis LLP, special counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and each Lender, dated the Closing Date, in the form reasonably satisfactory to the Administrative Agent; and

                                    (ii)  from  special  local  counsel  to  the
                  Company and the other Loan Parties (which counsel shall be reasonably satisfactory to the Administrative Agent) for each jurisdiction in which a Mortgaged Property is located, an opinion addressed to the Agents and each Lender, dated the Closing Date, substantially in the form of EXHIBIT E hereto, with respect to the enforceability of the form of Mortgage and sufficiency of the form of UCC-1 financing statements or similar notices to be recorded or filed in such jurisdiction, if applicable, and such other matters as the Administrative Agent or the Required Lenders may reasonably request.

                  (f) CONSUMMATION OF THE PRIMARY EQUITY OFFERING; MINIMUM UNRESTRICTED CASH. The Primary Equity Offering shall have been (or shall concurrently be) consummated in accordance with applicable Law resulting in cash proceeds to the Company (before underwriting discounts and commissions and related expenses) of not less than $35,000,000. Immediately following the consummation of the Transaction on the Closing Date, the amount of excess cash and Cash Equivalents of the Company resulting from the sources and uses as set forth in the funds flow memorandum (a copy of which shall be delivered to the Administrative Agent) shall not be less than $6,750,000.

                  (g) REFINANCING OF CERTAIN EXISTING INDEBTEDNESS; OTHER INDEBTEDNESS. On the Closing Date, the commitments under all Refinanced Agreements shall have been terminated, all loans outstanding thereunder shall have been or simultaneously shall be repaid in full (other than contingent indemnification obligations not yet due and payable), together with accrued interest thereon (including, without limitation, any prepayment premium), all Letters of Credit issued thereunder shall have been terminated, cash collateralized, backstopped through the issuance of Letters of Credit hereunder or shall have become Letters of Credit hereunder and all other amounts due and payable pursuant to each Refinanced Agreement shall have been repaid in full, and the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this SUBSECTION (G) have been or will be contemporaneously satisfied at such time. In addition, on the Closing Date, the creditors under each Refinanced Agreement shall have terminated and released all applicable Liens on the capital stock of and assets owned by the Company and its Subsidiaries, and the Administrative Agent shall have received all such releases (or copies thereof) as may have been requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  (h) PERFECTION OF PERSONAL PROPERTY SECURITY INTERESTS AND PLEDGES; SEARCH REPORTS. On or prior to the Closing Date, the Collateral Agent shall have received:

                                    (i) the  Perfection  Certificate  from  each
                  Loan Party;

                                    (ii) appropriate  financing statements (Form
                  UCC-1 or such other financing statements or similar notices as shall be required by local Law) authenticated and authorized for filing under the Uniform Commercial Code or other applicable local law of each jurisdiction in which the filing of a financing statement or giving of notice may be required, or reasonably requested by the Collateral Agent, to perfect the security interests intended to be created by the Collateral Documents;

                                    (iii) copies of reports from CT  Corporation
                  or another independent search service reasonably satisfactory to the Collateral Agent listing all effective financing statements, notices of tax, PBGC or judgment liens or similar notices that name the Company or any other Loan Party as debtor or seller that are filed in the jurisdictions referred to in CLAUSE (II) above or in any other jurisdiction having files which must be searched in order to determine fully the existence of the Uniform Commercial Code security interests, notices of the filing of federal tax Liens (filed pursuant to Section 6323 of the Code), Liens of the PBGC (filed pursuant to Section 4068 of ERISA) or judgment Liens on any Collateral, together with copies of such financing statements, notices of tax, PBGC or judgment Liens or similar notices (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Collateral Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local Law) authenticated and authorized for filing);

                                    (iv)  searches of ownership of  intellectual
                  property in the appropriate governmental offices and such patent, trademark and/or copyright filings as may be requested by the Collateral Agent to the extent necessary or reasonably advisable to perfect the Collateral Agent's security interest in intellectual property Collateral;

                                    (v)  all of the  Pledged  Collateral,  which
                  Pledged Collateral shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, accompanied in each case by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Collateral Agent; and

                                    (vi) evidence of the completion of all other
                  filings and recordings of or with respect to the Collateral Documents and of all other actions as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Collateral Documents.

                  (i) REAL PROPERTY COLLATERAL. The Collateral Agent shall have received (in form and substance satisfactory to the Collateral Agent):

                                    (i) fully executed and notarized  mortgages,
                  deeds of trust or deeds to secure debt (each a "MORTGAGE" and, collectively, the "MORTGAGES") encumbering the fee interest of the Loan Parties in each real property asset owned by a Loan Party set forth on SCHEDULE 4.01(I) (each a "MORTGAGED PROPERTY" and, collectively, the "MORTGAGED PROPERTIES"), together with such UCC-1 financing statements or similar notices as the Collateral Agent shall reasonably deem appropriate with respect to each such Mortgaged Property;

                                    (ii)   ALTA  or   other   appropriate   form
                  mortgagee title insurance policies (the "MORTGAGE POLICIES") issued by a title insurance company satisfactory to the Collateral Agent (the "TITLE INSURANCE COMPANY"), in an amount reasonably satisfactory to the Collateral Agent with respect to each Mortgaged Property, which amount shall not exceed the fair market value for each such Mortgaged Property, assuring the Collateral Agent that the applicable Mortgages create valid and enforceable first priority mortgage liens on the respective Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances, which Mortgage Policies shall contain such endorsements as shall be reasonably satisfactory to the Collateral Agent and for any other matters that the Collateral Agent may reasonably request, and providing affirmative insurance and such reinsurance as the Collateral Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Collateral Agent;

                                    (iii) maps or plats of an as-built survey of
                  the sites of the Mortgaged Properties certified to the Collateral Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Collateral Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Collateral Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable Mortgage Policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1999, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites;
                  (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor;
                  (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map;

                                    (iv) if requested by the  Collateral  Agent,
                  copies of all recorded documents listed as exceptions to title or otherwise referred to in the mortgaged properties;

                                    (v) certification from a registered engineer
                  or land surveyor in a form reasonably satisfactory to the Collateral Agent or other evidence acceptable to the
                  Collateral Agent that none of the improvements on the Mortgaged Properties are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area or if any improvements on the Mortgaged Properties are located within a "special flood hazard" area, evidence of a flood insurance policy (if such insurance is required by applicable Law) from a company and in an amount satisfactory to the Collateral Agent for the applicable portion of the premises, naming the Collateral Agent, for the benefit of the Lenders, as mortgagee; and

                                    (vi) evidence reasonably satisfactory to the
                  Collateral Agent that each of the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance in all material respects with all applicable Laws.

                  (j) EVIDENCE OF INSURANCE. Receipt by the Collateral Agent of copies of insurance policies or certificates of insurance of the Loan Parties and their Subsidiaries evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Collateral Agent as additional insured or loss payee, as applicable, on behalf of the Lenders.

                  (k) CONSENTS AND APPROVALS. On the Closing Date, all necessary governmental (domestic or foreign), regulatory and material third party approvals (including, without limitation, with respect to license agreements relating to intellectual property) in connection with the transactions contemplated hereby and otherwise referred to herein or therein shall have been obtained and remain in full force and effect, and all applicable waiting and appeal periods shall have expired, in each case without any action being taken by any competent authority which have or could have a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on such transactions or impose, in the reasonable judgment of the Administrative Agent, materially burdensome conditions upon the consummation of such transactions.

                  (l) SOLVENCY CERTIFICATE. On or prior to the Closing Date, the Company shall have delivered or caused to be delivered to the Administrative Agent a solvency certificate from a Responsible Officer or chief accounting officer of the Company, substantially in the form of EXHIBIT L hereto, setting forth the conclusions that, after giving effect to the Transaction and the consummation of all financings contemplated herein, the Loan Parties (on a consolidated basis) are solvent, together with copies of any solvency or appraisal report, if any, prepared by any third party in connection with any aspect of the Transaction.

                  (m) FINANCIAL INFORMATION. The Joint Lead Arrangers shall have received: (i) pro-forma financial statements as to the Company and its Consolidated Subsidiaries giving effect to the transactions contemplated hereby to occur on or prior to the Closing Date, which in each case, shall be reasonably satisfactory in form and substance to the Joint Lead Arrangers, (ii) forecasts prepared by management of the Company, each in form reasonably satisfactory to the Joint Lead Arrangers, of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the Closing Date and on an annual basis for each of the following five years; (iii) evidence satisfactory to the Joint Lead Arrangers that (A) the Consolidated EBITDA of the Company and its Consolidated Subsidiaries for the twelve-month period ending as of March 31, 2005 was not less than $62,000,000 and (B) the pro-forma Leverage Ratio of the Company and its Consolidated Subsidiaries as of March 31, 2005 (which pro forma ratio shall be calculated reflecting the transactions contemplated to occur on or prior to the Closing Date on a Pro-Forma Basis (assuming a full draw of the Term B Delayed Draw Loans as of the Closing Date)) was not greater than 3.70 to 1.0; and (iv) written certifications that would have been required as of the preceding fiscal quarter from the chief executive officer and chief financial officer of the Company that would be required by Section 906 and Section 302 of the Sarbanes-Oxley Act of 2002.

                  (n) MATERIAL ADVERSE EFFECT. The Joint Lead Arrangers shall be satisfied that the representations contained in the Commitment Letter dated January 25, 2005 among the Company and the Joint Lead Arrangers with respect to the Information and the Projections (as defined therein) shall be correct in all material respects on the Closing Date. In addition: (i) there shall have been no change, occurrence or development since December 31, 2004 and no action, suit, investigation or proceeding shall be pending or, to the knowledge of any of the Company or any of its Subsidiaries, threatened that in any case, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) there shall be no action, suit, investigation or proceeding pending or, to the knowledge of any of the Loan Parties, threatened that seeks to restrain or enjoin the Transaction; and (iii) none of the Joint Lead Arrangers shall have become aware after the date hereof of any information or any event, occurrence or development (including with respect to the Pre-Commitment Information), in each case relating to the Loan Parties or the Transaction, that, in the good faith judgment of the Joint Lead Arrangers, is inconsistent in a material and adverse manner with any information disclosed to them prior to February 25, 2005 and which could reasonably be expected to have a Material Adverse Effect

                  (o) RATINGS. The Loans shall have received debt ratings from each of Moody's and S&P. (p) PAYMENT OF FEES. All costs, fees and expenses due to the Administrative Agent, the Collateral Agent and the Lenders on or before the Closing Date shall have been paid.

                  (q) COUNSEL FEES. The Company shall have paid directly to Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative
Agent, all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus to the extent submitted in writing to the Company prior to or on the Closing Date such additional amounts of fees, charges and disbursements as shall constitute its reasonable written estimate of such fees, charges and disbursements incurred or to be incurred by it prior to or on the Closing Date (PROVIDED that such estimate shall not thereafter preclude a final settling of accounts between the Companies and such counsel).

                  (r) REVOLVING USAGE. After giving effect to all Credit Extensions occurring on the Closing Date, (i) the aggregate unpaid principal amount of the Revolving Loans on the Closing Date shall not exceed $10,000,000 (except to the extent necessary to cover any shortfall in the aggregate principal amount of Term B Closing Date Loans as a result of any issuance thereof with original issue discount) and (ii) the aggregate face amount of all Existing Letters of Credit and additional Letters of Credit issued on the Closing Date shall not exceed $40,000,000.

                  (s) OFAC/ANTI-TERRORISM COMPLIANCE CERTIFICATE. The Administrative Agent shall have received a certificate substantially in the form of EXHIBIT K hereto, dated the Closing Date and signed by a Responsible Officer of the Company, certifying as to the matters set forth in EXHIBIT K.


                  The documents referred to in this SECTION 4.01 shall be delivered to the Administrative Agent no later than the Closing Date. The certificates and opinions referred to in this SECTION 4.01 shall be dated the Closing Date.


                  Without limiting the generality of the provisions of SECTION 9.04, for purposes of determining compliance with the conditions specified in this SECTION 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, or waived each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.


                  Promptly after the Closing Date occurs, the Administrative Agent shall notify the Company and the Lenders of the Closing Date, and such notice shall be conclusive and binding on all parties hereto. If the Closing Date does not occur before 5:00 P.M. on June 30, 2005, the Commitments shall terminate at the close of business on such date.

                  SECTION 4.02 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of any Lender to make a Loan on the occasion of any Borrowing, and the obligation of any L/C Issuer to issue (or renew or extend the term of) any Letter of Credit, is subject to the satisfaction or waiver of the following conditions:

                  (a) NOTICE. The Company shall have delivered (i) in the case of any Revolving Loan or Term B Delayed Draw Loan, to the Administrative Agent, an appropriate Notice of Borrowing, duly executed and completed, by the time specified in, and otherwise as permitted by, SECTION 2.02, (ii) in the case of any Letter of Credit, to the L/C Issuer, an appropriate Letter of Credit Request duly executed and completed in accordance with the provisions of SECTION 2.05, and (iii) in the case of any Swing Line Loan, to the Swing Line Lender, a Swing Line Loan Request, duly executed and completed, by the time specified in SECTION 2.02.

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Loan Parties in any Loan Document are true and correct in all material respects at and as if made as of such date except to the extent they expressly relate to an earlier date.

                  (c) NO DEFAULT. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.


                  The delivery of each Notice of Borrowing, Swing Line Loan Request and each request for a Letter of Credit shall constitute a representation and warranty by the Loan Parties of the correctness of the matters specified in SUBSECTIONS (B), and (C) above.

                  SECTION 4.03 CONDITIONS PRECEDENT TO FACILITIES INCREASE. No Facilities Increase shall become effective prior to the satisfaction or waiver of all of the following conditions precedent:

                  (a) CERTAIN DOCUMENTS. The Administrative Agent shall have received on or prior to the Facilities Increase Date for such Facilities Increase each of the following, each dated such Facilities Increase Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance reasonably satisfactory to the Administrative Agent:

                                    (i)  written  commitments  duly  executed by
                  existing Lenders (or their Affiliates or Approved Funds) or Eligible Assignees in an aggregate amount equal to the amount of the proposed Facilities Increase (as agreed between the Company and the Administrative Agent but in any case not to exceed, in the aggregate for all such Facilities Increases, the maximum amount set forth in SECTION 2.10(A)) and, in the case of each such Eligible Assignee or Affiliate or Approved Fund that is not an existing Lender, an Assignment and Assumption in form and substance reasonably satisfactory to the Administrative Agent and duly executed by the Company, the Administrative Agent and such Affiliate, Approved Fund or Eligible Assignee;

                                    (ii)  an   amendment   to   this   Agreement
                  (including to SCHEDULE 2.01), effective as of the Facilities Increase Date and executed by the Company and the Administrative Agent, to the extent necessary to implement terms and conditions of the Facilities Increase (including interest rates, fees and scheduled repayment dates and maturity), as agreed by the Company and the Administrative Agent but, which, in any case, except for interest, fees, scheduled repayment dates and maturity, shall not be applied materially differently to the Facilities Increase than to the Revolving Loans and Term B Loans outstanding immediately prior to the Facilities Increase;

                                    (iii) certified copies of resolutions of the
                  Board of Directors of each Loan Party approving the execution, delivery and performance of the corresponding amendments to this Agreement, if any; and

                                    (iv) a favorable  opinion of counsel for the
                  Loan Parties,  to the extent  requested by the  Administrative
                  Agent if an amendment is required pursuant to SECTION 4.03(A)(II) addressed to the Administrative Agent and the Lenders and in form and substance and from counsel reasonably satisfactory to the Administrative Agent.

                  (b) FEE AND EXPENSES PAID. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including any Person becoming a Lender as part of such Facilities Increase on such Facilities Increase Date), as applicable, all fees and expenses (including reasonable out-of-pocket fees, charges and disbursements of counsel) invoiced with reasonable supporting documentation that are due and payable on or before the Facilities Increase Date (including all fees described in the Fee Letters).

                  (c) CONDITIONS TO EACH LOAN AND LETTER OF CREDIT. (i) The conditions precedent set forth in SECTION 4.02 shall have been satisfied both before and after giving effect to such Facilities Increase, (ii) such Facilities Increase shall be made on the terms and conditions set forth in SECTION 2.10(A) and (iii) the Company shall be in compliance with SECTION 7.16(A) and (B) on such Facilities Increase Date for the most recently ended fiscal quarter for which financial statements are required to be delivered pursuant to SECTION 6.01(A) or (B) on a Pro-Forma Basis both before and after giving effect to such Facilities Increase.

                  (d) LEVERAGE RATIO. At the time of such Facilities Increase, and after giving effect thereto on a Pro-Forma Basis, the Leverage Ratio does not exceed 3.75 to 1.0.

                  (e) YIELD MAINTENANCE. (i) The "all-in yield" of such Facilities Increase for the Term B Commitments or Revolving Credit Commitments shall not exceed such all-in yield (on a "marked-to-market" basis) for the Term B Loans or Revolving Credit Loans outstanding on the Facilities Increase Date (after giving effect to any increase in the Applicable Margin applicable to the existing Term B Loans and Revolving Credit Loans becoming effective on the Facilities Increase Date) and (ii) as of such Facilities Increase Date, the Weighted Average Life to Maturity of such Facilities Increase for the Term B Loans shall not be shorter than the remaining Weighted Average Life to Maturity for the Term B Loans outstanding immediately prior to such Facilities Increase.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES


                  The Company represents and warrants to the Administrative Agent and the Lenders that on and as of the Closing Date and after giving effect to the Transactions and the making of the Loans and the other financial accommodations on the Closing Date and on and as of each date as required by SECTIONS 4.02 or 4.03:

                  SECTION 5.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Group Company (i) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite corporate or other organizational power and authority and all requisite governmental licenses, authorizations, consents and approvals to (A) own its assets and carry on its business and (B) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (iii) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (iv) is in compliance with all Laws; except in any case referred to in CLAUSE
(II)(A), (III) or (iv), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action, and do not and will not (i) contravene the terms of any of such Person's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject except in any case that such conflict, breach or contravention would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect or (iii) violate any Law, except in any case for such violations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  SECTION 5.03 GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. Except for filings necessary to perfect the Liens in favor of the Collateral
Agent in the Collateral and to release Liens in respect of the Refinanced Agreements and other consents, authorizations, notices, approvals and exemptions that have been obtained prior to or as of the Closing Date or as are scheduled on SCHEDULE 5.03 hereto, no material approval, consent, exemption,
authorization,   or  other  action  by,  or  notice  to,  or  filing  with,  any
Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document to which it is a party.

                  SECTION 5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law).

                  SECTION 5.05 FINANCIAL CONDITION;  NO MATERIAL ADVERSE EFFECT.
(a) AUDITED FINANCIAL STATEMENTS. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and
(iii)  show  all  material   indebtedness  and  other  liabilities,   direct  or
contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

                  (b) MATERIAL ADVERSE CHANGE. Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

                  (c) PRO-FORMA FINANCIAL STATEMENTS. The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 2004, prepared on a Pro-Forma Basis giving effect to the consummation of the Transactions, has heretofore been furnished to each Lender as part of the Pre-Commitment Information. Such Pro-Forma balance sheet has been prepared in good faith by the Company, based on the assumptions used to prepare the pro-forma financial information contained in the Pre-Commitment Information (which assumptions are believed by the Company on the date hereof and on the Closing Date to be reasonable and fair in light of current conditions and facts then known to the Company), is based on the best information available to the Company as of the date of delivery thereof, accurately reflects all material adjustments required to be made to give effect to the Transactions and presents fairly in all material respects on a Pro-Forma basis the estimated consolidated financial position of the Company and its Consolidated Subsidiaries as of December 31, 2004 assuming that the Transaction had actually occurred on that date.

                  (d) PROJECTIONS. The projections prepared as part of, and included in, the Pre-Commitment Information (which include projected balance sheets and income and cash flow statements on a quarterly basis for the period from the Closing Date through December 31, 2005 and on an annual basis for each of the following five fiscal years) have been prepared on a basis consistent with the financial statements referred to in SUBSECTION (A) above and are based on good faith estimates and assumptions made by management of the Company. On the Closing Date, such management believes that such projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected results and that such differences may be material.

                  (e) POST-CLOSING FINANCIAL STATEMENTS. The financial statements delivered to the Lenders pursuant to SECTION 6.01(A) and (B), if any,
(i) have been prepared in accordance with GAAP (except as may otherwise be permitted under SECTION 6.01(A) and (B)) and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements, if any) in all material respects the consolidated and consolidating financial condition, results of operations and cash flows of the Company and its Consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby.

                  (f) NO UNDISCLOSED LIABILITIES. Except as reflected in the financial statements described in SUBSECTION (A) and (B) above, items disclosed on SCHEDULE 5.05 or SCHEDULE 7.01 hereof and the Indebtedness incurred under this Agreement, there were as of the Closing Date (and after giving effect to any Loans made and Letters of Credit issued on such date), no material liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to any Group Company of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due and including obligations or liabilities for taxes, long-term leases and unusual forward or other long-term commitments).

                  SECTION 5.06 LITIGATION.  Except as specifically  disclosed in
SCHEDULE 5.06, there are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings pending or, to the knowledge of any Loan Party, threatened against or affecting any Group Company in which there is a reasonable possibility of an adverse decision that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.07 NO DEFAULT. No Group Company is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement.

                  SECTION 5.08 OWNERSHIP OF PROPERTY; LIENS. Each Group Company has good and marketable title to, or valid leasehold interests or license in, all its material properties and assets, except for Permitted Liens and minor defects in title that do not interfere with its ability to conduct its business as currently conducted.

                  SECTION 5.09 ENVIRONMENTAL COMPLIANCE. No Group Company has failed to comply with any Environmental Law or to obtain, maintain, or comply with any permit, license or other approval required under any Environmental Law or is subject to any Environmental Liability in any case which, individually or collectively, could reasonably be expected to result in a Material Adverse Effect or has received written notice of any claim with respect to any Environmental Liability the subject of which notice could reasonably be expected to have a material Adverse Effect, and no Group Company knows of any basis for any Environmental Liability against any Group Company that could reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.10 INSURANCE. The properties of each Group Company are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are prudent in the reasonable business judgment of the Company's officers.

                  SECTION 5.11 TAXES. Each Group Company has filed, or caused to be filed, all material federal, state, local and foreign tax returns required to be filed and paid (i) all amounts of taxes shown thereon to be due (including interest and penalties) and (ii) all other material taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangible taxes) owing by it, except for such taxes (A) which are not yet delinquent, (B) that are being contested in good faith and by proper proceedings diligently pursued, and against which adequate reserves are being maintained in accordance with GAAP or (C) unless the failure to make any such payment could give rise to an immediate right to foreclose on a Lien securing such amounts (unless proceedings thereto conclusively operate to stay such foreclosure). No Loan Party knows of any pending investigation of such party by any taxing authority or proposed tax assessments against any Group Company that would, if made, have a Material Adverse Effect.

                  SECTION 5.12 ERISA; FOREIGN PENSION PLANS; EMPLOYEE BENEFIT ARRANGEMENTS. Except as disclosed in SCHEDULE 5.12:

                  (a) ERISA.

                                    (i) There  are no  Unfunded  Liabilities  in
                  excess of the Threshold Amount (A) with respect to any member of the Group Companies and (B) except as would not reasonably be expected to have a Material Adverse Effect, with respect to any ERISA Affiliate; PROVIDED that for purposes of this
                  SECTION 5.12(A)(I)(B) only, Unfunded Liabilities shall mean the amount (if any) by which the projected benefit obligation exceeds the value of the plan's assets as of its last valuation date using the actuarial assumptions and methods being used by the plans' actuaries for making such determination

                                    (ii) Each Plan,  other than a  Multiemployer
                  Plan, complies in all respects with the applicable requirements of ERISA and the Code, and each Group Company complies in all respects with the applicable requirements of ERISA and the Code with respect to all Multiemployer Plans to which it contributes, except to the extent that the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

                                    (iii)  Except  as would  not  reasonably  be
                  expected to have a Material Adverse Effect with respect to clauses (iv) and (viii) of the definition of ERISA Event, no ERISA Event has occurred or, subject to the passage of time, is reasonably expected to occur with respect to any Plan maintained by any member of the Group Companies and, except to the extent that such ERISA Event would not reasonably be expected to have a Material Adverse Effect, no ERISA Event has occurred or, subject to the passage of time, is reasonably expected to occur with respect to any Plan maintained by an ERISA Affiliate.

                                    (iv) No  Group  Company:  (A) is or has been
                  within the last six years a party to any Multiemployer Plan; or (B) has completely or partially withdrawn from any Multiemployer Plan.

                                    (v)  If  any  Group  Company  or  any  ERISA
                  Affiliate were to incur a complete withdrawal (as described in
                  Section 4203 of ERISA) from any Multiemployer Plan as of the Closing Date, the aggregate withdrawal liability, as determined under Section 4201 of ERISA, with respect to all such Multiemployer Plans would not exceed the Threshold Amount.

                                    (vi)  The  execution  and  delivery  of this
                  Agreement and the consummation of the transactions contemplated hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which taxes could be imposed pursuant to
                  Section 4975(c)(1)(A)-(D) of the Code, for which an exemption under ERISA does not apply, except as would not reasonably be expected to result in a material liability.

                                    (vii) No Group  Company  has any  contingent
                  liability with respect to any post-retirement benefit under a Welfare Plan that could reasonably be expected to have a Material Adverse Effect.


                  (b) FOREIGN PENSION PLANS. Each Foreign Pension Plan has been maintained in material compliance with its terms and with the requirements of any and all applicable Laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities except to the extent that the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect. No Group Company has incurred any obligation in an amount that would reasonably be expected to have a Material Adverse Effect in connection with the termination of or withdrawal from any Foreign Pension Plan.

                  (c) EMPLOYEE BENEFIT ARRANGEMENTS.

                                    (i)  All  liabilities   under  the  Employee
                  Benefit Arrangements are (A) funded to at least the minimum level required by Law or, if higher, to the level required by the terms governing the Employee Benefit Arrangements, (B) insured with a reputable insurance company, (C) provided for or recognized in the financial statements most recently delivered to the Administrative Agent pursuant to SECTION 6.01 hereof or (D) estimated in the formal notes to the financial statements most recently delivered to the Administrative Agent pursuant to SECTION 6.01 hereof, where such failure to fund, insure provide for, recognize or estimate the liabilities arising under such arrangements could reasonably be expected to have a Material Adverse Effect.

                                    (ii)  There are no  circumstances  which may
                  give rise to a liability in relation to the Employee Benefit Arrangements which are not funded, insured, provided for, recognized or estimated in the manner described in CLAUSE (I) above and which could reasonably be expected to have a Material Adverse Effect.

                                    (iii)  Each Group  Company is in  compliance
                  with all applicable Laws, trust documentation and contracts relating to the Employee Benefit Arrangements, except as would not be expected to have a Material Adverse Effect.

                  SECTION 5.13 SUBSIDIARIES; EQUITY INTERESTS. SCHEDULE 5.13 sets forth a complete and accurate list as of the Closing Date of all Subsidiaries of the Company. SCHEDULE 5.13 sets forth as of the Closing Date the jurisdiction of formation of each such Subsidiary, whether each such Subsidiary is a Subsidiary Guarantor, whether such Subsidiary is a Project Subsidiary, the number of authorized shares of each class of Equity Interests of each such Subsidiary, the number of outstanding shares of each class of Equity Interests, the number and percentage of outstanding shares of each class of Equity Interests of each such Subsidiary owned (directly or indirectly) by any Person and the number and effect, if exercised, of all Equity Equivalents of each such Subsidiary. All the outstanding Equity Interests of each Subsidiary of the Company are validly issued, fully paid and non-assessable and were not issued in violation of the preemptive rights of any shareholder and, as of the Closing Date, are owned by the Company, directly or indirectly, free and clear of all Liens (other than Permitted Liens and those arising under the Collateral Documents). Other than as set forth on SCHEDULE 5.13, as of the Closing Date, no such Subsidiary has outstanding any Equity Equivalents nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its Equity Interests.

                  SECTION 5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

                  (a) None of the Company and its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U. No part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. If requested by any Lender or the Administrative Agent, the Company will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Company and its Consolidated Subsidiaries. None of the transactions contemplated by this Agreement (including the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act, the Exchange Act or Regulation T, U or X.

                  (b) None of the Group Companies is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the Group Companies is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, (ii) controlled by such a company, or (iii) a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1934, as amended.

                  SECTION 5.15  DISCLOSURE.  No written  information  or written data concerning the Company and its Subsidiaries (excluding financial projections, budgets, estimates, general market data and other forward looking information) made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with any Loan Document, when taken as a whole, contains any untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading in light of the circumstances under which such statements were made and as of the date furnished; PROVIDED that (i) to the extent any such statement, information or report therein was based upon or constitutes a forecast, projection or other forward looking statement, the Company represents only that it acted in good faith and utilized assumptions believed by it to be reasonable at the time made (it being understood and agreed that projections as to future events are not to be viewed as facts or guaranties of future performance, that actual results during the period or periods covered by such projections may differ from the projects results and that such differences may be material and that the Loan Parties make no representation that such representations will in fact be realized) and (ii) as to statements, information and reports specified as having been supplied by third parties, other than Affiliates of the Company or any of its Subsidiaries, the Company represents only that it is not aware of any material misstatement or omission therein.

                  SECTION 5.16  COMPLIANCE  WITH LAW.  Each Group  Company is in
compliance with all requirements of Law (including Environmental Laws) applicable to it or to its properties, except for any such failure to comply which could not reasonably be expected to cause a Material Adverse Effect. To the knowledge of the Loan Parties, none of the Group Companies or any of their respective material properties or assets is subject to or in default with respect to any judgment, writ, injunction, decree or order of any court or other Governmental Authority which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, except as disclosed in SCHEDULE 5.16, none of the Group Companies has received any written communication from any Governmental Authority that alleges that any of the Group Companies is not in compliance in any material respect with any Law, except for allegations that have been satisfactorily resolved and are no longer outstanding or which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION  5.17  INTELLECTUAL  PROPERTY.  Except as set forth on
SCHEDULE 5.17, the Company and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person except for those conflicts which could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes in any material respect upon any rights held by any other Person.

                  SECTION 5.18 PURPOSE OF LOANS AND LETTERS OF CREDIT. The proceeds of the Term B Closing Date Loans and any Revolving Loans made on the Closing Date will be used solely to effect the to refinance other existing Indebtedness of the Company and its Subsidiaries and to pay fees and expenses incurred in connection with the transactions contemplated hereby. The proceeds of any Term B Delayed Draw Loans will be used solely to finance Consolidated Capital Expenditures and related expenses. The proceeds of the Revolving Loans, Swing Line Loans and any Term B Loans comprising part of a Facilities Increase made after the Closing Date will be used solely to provide for the working capital requirements of the Company and its Subsidiaries and for the general corporate purposes of the Company and its Subsidiaries, including Permitted Business Acquisitions and to finance Consolidated Capital Expenditures and Restricted Payments permitted by SECTION 7.07. The Letters of Credit will be used only for lawful general corporate purposes, including, for (i) deposits or security guarantees in the ordinary course of business, (ii) to provide support for performance, payment and surety bonds issued by surety companies to support contracts entered into by the Company and its Subsidiaries in the ordinary course of business, including, without limitation, workers compensation insurance and other indemnity obligations and (iii) such other obligations as the L/C Issuer may agree.

                  SECTION 5.19 SOLVENCY. After consummation of the Transactions and the consummation of all financings related thereto, the Loan Parties (on a consolidated basis) are Solvent.

                  SECTION 5.20 COLLATERAL DOCUMENTS.

                  (a) ARTICLE 9 COLLATERAL. Each of the Security Agreement and the Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Finance Parties, a legal, valid and enforceable security interest in the Collateral described therein and, when financing statements in appropriate form are filed in the offices specified on SCHEDULE
4.01 to the Security Agreement and the Pledged Collateral is delivered to the Collateral Agent, each of the Security Agreement and the Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such of the Collateral in which a security interest can be perfected under Article 9 of the Uniform Commercial Code, in each case prior and superior in right to any other Person, other than with respect to Permitted Liens.

                  (b) INTELLECTUAL PROPERTY. When financing statements in the appropriate form are filed in the offices specified on SCHEDULE 4.01 to the Security Agreement, the Assignment of Patents and Trademarks, substantially in the form of Exhibit A to the Security Agreement, is filed in the United States Patent and Trademark Office and the Assignment of Copyrights, substantially in the form of Exhibit B to the Security Agreement, is filed in the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the United States patents, trademarks, copyrights, licenses and other intellectual property rights covered in such Assignments, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the Closing Date).

                  (c) REAL PROPERTY MORTGAGES. The Mortgages are effective to create in favor of the Collateral Agent, for the ratable benefit of the Finance Parties, a legal, valid and enforceable Lien on all of the right, title and interest of the Loan Parties in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on SCHEDULE 5.20(C), the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Properties and the proceeds thereof, in each case prior in right to any other Person, other than with respect to Permitted Liens.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS


                  The Company agrees that, until all Senior Credit Obligations (in each case other than contingent indemnification obligations) have been paid in full:

                  SECTION 6.01 FINANCIAL STATEMENTS. The Company will furnish, or cause to be furnished, to the Administrative Agent for further distribution to each of the Lenders:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after the end of each fiscal year of the Company (commencing with the fiscal year ending December 31, 2005), a consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries, as of the end of such fiscal year, and the related consolidated and consolidating statement of operations and stockholders' equity and consolidated statement of cash flows for such fiscal year, setting forth in comparative form consolidated and consolidating figures for the preceding fiscal year, all such financial statements to be in reasonable form and detail and (in the case of such consolidated financial statements) audited by independent certified public accountants of recognized national standing or which are reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified or limited in any material respect) to the effect that such consolidated financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of the Company and its Consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes with which such accountants concur).

                  (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available after the end of each of the first three fiscal quarters of the Company (commencing with the fiscal quarter ended June 30, 2005) and, in circumstances where (i) the financial information required to be delivered pursuant to clause (a) above is not available and (ii) a dividend is to be paid by the Company pursuant to
SECTION 7.07(III), then as soon as available after the end of the fourth fiscal quarter of the Company, and in any event within 45 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal quarter, together with related consolidated and consolidating statement of operations and stockholders' equity and consolidated statement of cash flows for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in comparative form consolidated and consolidating figures for the corresponding periods of the preceding fiscal year, and accompanied by a certificate of a Responsible Officer of the Company to the effect that such quarterly financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of the Company and its Consolidated Subsidiaries in accordance with GAAP consistently applied, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes required by GAAP.


                  As to any information contained in materials furnished pursuant to SECTION 6.02(D), the Company shall not be separately required to furnish such information under SECTION 6.01(A) or (B), but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in SECTION 6.01(A) or (B) at the times specified therein.

                  SECTION 6.02 CERTIFICATES; OTHER INFORMATION. The Company will furnish, or cause to be furnished, to the Administrative Agent for further distribution to each of the Lenders:

                  (a) COMPLIANCE CERTIFICATE. At the time of delivery of the financial statements provided for in SECTIONS 6.01(A) and 6.01(B) above, a Compliance Certificate signed by a Responsible Officer of the Company (i) demonstrating compliance with the financial covenants contained in SECTION 7.16 by calculation thereof as of the end of the fiscal period covered by such financial statements, (ii) stating that no Event of Default exists, or if any Event of Default does exist, specifying the nature and extent thereof and what action the Company proposes to take with respect thereto and (iii) stating whether, since the date of the most recent financial statements delivered hereunder, there has been any material change in the GAAP applied in the preparation of the financial statements of the Company and its Consolidated Subsidiaries, and, if so, describing such change. At the time such certificate is required to be delivered, the Company shall promptly deliver to the Administrative Agent, at the Administrative Agent's Office, information regarding any change in the Leverage Ratio that would change the then existing Applicable Margin.

                  (b) AUDITOR'S REPORTS. Promptly upon receipt thereof, a copy of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Group Company by independent accountants in connection with the accounts or books of any Group Company, or any audit of any of them.

                  (c) SEC REPORTS. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which any Group Company may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto.

                  (d) ANNUAL BUSINESS PLAN AND BUDGETS. At least 45 days after the end of each fiscal year of the Company, beginning with the fiscal year ending December 31, 2005 (i.e., for the year ending December 31, 2006), an annual business plan and budget of the Company and its Consolidated Subsidiaries containing, among other things, projected financial statements for the next fiscal year.

                  (e) EMPLOYEE BENEFIT REPORTS. Promptly after the same are available, the most recently prepared actuarial reports in relation to the Plans and Employee Benefit Arrangements for the time being operated by Group Companies, and within 30 days of the same becoming available, the most recently prepared actuarial reports in relation to the Foreign Pension Plans, which are prepared in order to comply with the then current statutory or auditing requirements within the relevant jurisdiction other than with respect to Foreign Pension Plans where the aggregate Unfunded Liabilities of such Foreign Pension Plans are less than $1,000,000. If requested by the Administrative Agent, the Company will promptly instruct an actuary to prepare such actuarial reports and deliver those to the Administrative Agent, if the Administrative Agent has reasonable grounds for believing that any relevant statutory or auditing requirement within the relevant jurisdiction is not being complied with and would result in a Material Adverse Effect. Promptly upon request, the Company shall also furnish the Administrative Agent and the Lenders with such additional information concerning any Plan, Foreign Pension Plan or Employee Benefit Arrangement as may be reasonably requested, including, but not limited to, with respect to any Plans, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (f) ENVIRONMENTAL REPORTS. Promptly after any Group Company learning of any of the following, written notice of each of the following:

                                    (i)  that  any  Group  Company  is or may be
                  liable to any Person as a result of a release or threatened release that could reasonably be expected to subject such Loan Party or such Subsidiary to Environmental Liabilities exceeding the Threshold Amount;

                                    (ii) the  receipt  by any Group  Company  of
                  notification that any real or personal property of such Group Company is or is reasonably likely to be subject to any Lien securing any Environmental Liability;

                                    (iii) the  receipt  by any Group  Company of
                  any notice of violation of or potential liability under, or knowledge by such Group Company that there exists a condition that could reasonably be expected to result in a violation of or liability under, any Environmental Law, except for violations and liabilities the consequence of which, in the aggregate, would not be reasonably likely to subject the Company and its Consolidated Subsidiaries collectively to Environmental Liabilities exceeding the Threshold Amount;

                                    (iv) the  commencement  of any  judicial  or
                  administrative proceeding or investigation alleging a violation of or liability under any Environmental Law, that, in the aggregate, if adversely determined, would have a reasonable likelihood of subjecting the Company and its Consolidated Subsidiaries collectively to Environmental Liabilities exceeding the Threshold Amount;

                                    (v)  any  proposed   acquisition  of  stock,
                  assets or real estate, any proposed leasing of property or any other action by any Group Company other than those the consequences of which, in the aggregate, do not have a reasonable likelihood of subjecting the Company and its Consolidated Subsidiaries collectively to Environmental Liabilities exceeding the Threshold Amount;

                                    (vi)  any  proposed   action  by  any  Group
                  Company or any proposed change in Environmental Laws that, in the aggregate, have a reasonable likelihood of requiring any Group Company to obtain additional environmental, health or safety Permits or make additional capital improvements to obtain compliance with Environmental Laws that, in the aggregate, would have cost $1,000,000 or more or that shall subject the Company and it Consolidated Subsidiaries to additional Environmental Liabilities exceeding the Threshold Amount; and

                                    (vii)  upon  written  request  by any Lender
                  through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Agreement.

                  (g) ADDITIONAL PATENTS, TRADEMARKS AND COPYRIGHTS. At the time of delivery of the financial statements and reports provided for in SECTION 6.01(A), a report signed by the financial officer of the Company setting forth
(i) a list of registration numbers for all patents, trademark registrations, service mark registrations, registered tradenames and copyright registrations awarded to the Company or any Domestic Subsidiary since the last day of the immediately preceding fiscal year of the Company and (ii) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by the Company or any Domestic Subsidiary since the last day of the immediately preceding fiscal year and the status of each such application, all in such form as shall be reasonably satisfactory to the Administrative Agent.

                  (h) DOMESTICATION IN OTHER JURISDICTION. Not less than 30 days after any change in the jurisdiction of organization of any Loan Party, a copy of all documents and certificates intended to be filed or otherwise executed to effect such change.

                  (i) PROJECT NON-RECOURSE DEBT INSTRUMENTS. Within 30 days of the date on which any Indebtedness is incurred by a Project Subsidiary in reliance on the exception provided in SECTION 7.01(XV) for Project Non-Recourse Debt, the Company will furnish the Administrative Agent with copies of the agreements, documents and other instruments governing such Indebtedness, together with a certificate of a Responsible Officer to the effect that such Indebtedness constitutes Project Non-Recourse Debt and that the issuer thereof is a Project Subsidiary.

                  (j) OTHER INFORMATION. With reasonable promptness upon request therefor, such other information regarding the business, properties or financial condition of any Group Company as the Administrative Agent or any Senior Credit Party may reasonably request, which may include such information as any Senior Credit Party may reasonably determine is necessary or advisable to enable it either (i) to comply with the policies and procedures adopted by it and its Affiliates to comply with the Bank Secrecy Act, the U.S. Patriot Act and all applicable regulations thereunder or (ii) to respond to requests for information concerning the Company and its Subsidiaries from any governmental, self-regulatory organization or financial institution in connection with its anti-money laundering and anti-terrorism regulatory requirements or its compliance procedures under the U.S. Patriot Act, including in each case information concerning the Company's direct and indirect shareholders and its use of the proceeds of the Credit Extensions hereunder.

                  (k) LABELING AND TREATMENT OF CERTAIN INFORMATION. The Company hereby acknowledges that (i) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Company hereunder (collectively, "GROUP COMPANY MATERIALS") by posting the Group Company Materials on IntraLinks or another similar electronic system (the "PLATFORM") and (ii) certain of the Lenders and L/C Issuers may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Group Companies or their securities) (each, a "PUBLIC LENDER"). The Company hereby agrees that: (i) all Group Company Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (ii) by marking Group Company Materials "PUBLIC," the Company shall be deemed to have authorized the Administrative Agent, the Joint Lead Arrangers, the L/C Issuers and the Lenders to treat such Group Company Materials as not containing any material non-public information with respect to the Group Companies or their securities for purposes of United States federal and state securities laws, it being understood that certain of such Group Company Materials may be subject to confidentiality requirements of SECTION
10.07 hereof; (iii) all Group Company Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor," and (iv) the Administrative Agent and the Joint Lead Arrangers shall be entitled to treat any Group Company Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor". Notwithstanding the foregoing, the Company shall be under no obligation to mark any Group Company Materials "PUBLIC."


                  Documents required to be delivered pursuant to SECTION 6.01(A) or (B) or SECTION 6.02(C) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company's website on the Internet at the website address listed on SCHEDULE 10.02; or (ii) on which such documents are posted on the Company's behalf on an Internet or Intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); PROVIDED that the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents. Notwithstanding anything contained herein, in every instance the Company shall be required to provide paper copies of the Compliance Certificates required by SECTION 6.02(A) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

                  SECTION 6.03 NOTICES. The Company will promptly notify the Administrative Agent:

                                    (i) of the  occurrence  of  any  Default  or
                  Event of Default;

                                    (ii) of (A) breach or non-performance of, or
                  any default under, any material Contractual Obligation of the Company or any of its Subsidiaries, (B) any dispute, litigation, investigation, proceeding or suspension between the Company or any of its Subsidiaries and any Governmental Authority, (C) the commencement of, or any material adverse development in, any litigation or proceeding affecting the Company or any of its Subsidiaries, including pursuant to any applicable Environmental Law, (D) any litigation, investigation or proceeding affecting any Loan Party and (E) and any other matter, event or circumstance, in each case of subclauses (A) through (E) to the extent that the same could reasonably be expected to result in a Material Adverse Effect;

                                    (iii) of the  occurrence  of any ERISA Event
                  and of: (A) any event or condition that constitutes, or is reasonably likely to lead to, an ERISA Event; or (B) any change in the funding status of any Plan or Foreign Pension Plan that would reasonably be expected to have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by a Responsible Officer of the Company briefly setting forth the details regarding such event, condition or notice and the action, if any, which has been or is being taken or is proposed to be taken by the Company or one or more other Loan Parties with respect thereto; or (C) any event or condition that constitutes, or is reasonably likely to lead to, an event
                  described        in        SECTION        8.01(H)(III)-(VIII);

                                    (iv) the  occurrence of any default or event
                  of default in respect of any Project Non-Recourse Debt; and

                                    (v) of any  material  change  in  accounting
                  policies or financial reporting practice by the Company or any of its Subsidiaries.


                  Each notice pursuant to this SECTION 6.03 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to SECTION
6.03(A) shall describe with particularity any and all provisions of this Agreement or the other Loan Documents that have been breached.

                  SECTION 6.04 PAYMENT OF OBLIGATIONS. Each of the Group Companies will pay and discharge (i) all material taxes, assessments and other governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become more than 90 days delinquent and (ii) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien (other than a Permitted
Lien) upon any of its properties; PROVIDED, HOWEVER, that no Group Company shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness
(A) which is being contested in good faith by appropriate proceedings and as to which adequate reserves have been established in accordance with GAAP or (B) the failure to make any such payment could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.05 PRESERVATION OF EXISTENCE ETC. Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary of the Company permitted under SECTION 7.04 or SECTION 7.05, each Group Company will: (i) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; (ii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in the case of CLAUSE (I) or (II) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (iii) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.06 MAINTENANCE OF PROPERTIES. Each Group Company will: (i) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and Casualty and Condemnation excepted; and
(ii) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.07 MAINTENANCE OF INSURANCE; CERTAIN PROCEEDS.

                  (a) INSURANCE POLICIES. Each of the Group Companies will at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risk and liabilities and with such deductibles or self-insurance retentions as are prudent in the good faith judgment of the officers of the Company. The Collateral Agent shall be named as loss payees or mortgagees, as its interest may appear, with respect to all such property and casualty policies and additional insured with respect to all business interruption or liability policies (other than worker's compensation, director and officer liability or other policies in which such endorsements are not customary), and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that if the insurance carrier shall have received written notice from the Collateral Agent of the occurrence and continuance of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Company or one or more of its Subsidiaries under such policies directly to the Collateral Agent and that it will give the Collateral Agent 10 days' prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Group Company or any other Person shall affect the rights of the Collateral Agent or the Lenders under such policy or policies.

                  (b) LOSS EVENTS. In case of any Casualty or Condemnation with respect to any property of any Group Company or any part thereof having a fair market value in excess of the Threshold Amount, the Company shall promptly give written notice thereof to the Administrative Agent generally describing the nature and extent of such damage, destruction or taking. In such case, the Company shall, or shall cause such Group Company to, promptly repair, restore or replace the property of such Person (or part thereof) which was subject to such Casualty or Condemnation, at such Person's cost and expense, whether or not the Insurance Proceeds or Condemnation Award, if any, received on account of such event shall be sufficient for that purpose; PROVIDED, HOWEVER, that such property need not be repaired, restored or replaced to the extent the failure to make such repair, restoration or replacement (i)(A) is desirable to the proper conduct of the business of such Person in the ordinary course and otherwise in the best interest of such Person and (B) would not materially impair the rights and benefits of the Collateral Agent or the Finance Parties under the Collateral Documents or any other Loan Document or (ii) the failure to repair, restore or replace the property is attributable to the application of the Insurance Proceeds from such Casualty or the Condemnation Award from such Condemnation to payment of the Senior Credit Obligations in accordance with the following provisions of this SECTION 6.07(B). If Company or any of its Subsidiaries shall receive any Insurance Proceeds from a Casualty or Condemnation Award from a Condemnation Award exceeding the Threshold Amount in respect of the single event or series of related events giving rise thereto, such Person will, if required pursuant to SECTION 2.09(B)(II), promptly pay over such proceeds to the Administrative Agent, for payment of the Senior Credit Obligations in accordance with SECTION 2.09(B)(II) and (VI) or, if such funds constitute Reinvestment Funds, deposit such funds in an account that is subject to a Depository Bank Agreement.

                  SECTION 6.08 COMPLIANCE WITH LAWS. Each of the Group Companies will comply with all requirements of Law applicable to it and its properties to the extent that noncompliance with any such requirement of Law would reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, each of the Group Companies will do each of the following as it relates to any Plan maintained by, or Multiemployer Plan contributed to by, each of the Group Companies, Foreign Pension Plan or Employee Benefit
Arrangement: (i) maintain each Plan (other than a Multiemployer Plan), Foreign Pension Plan and Employee Benefit Arrangement in compliance in all material respects with the applicable provisions of ERISA, the Code or other Federal, state or foreign Law; (ii) cause each Plan (other than a Multiemployer Plan) that is qualified under Section 401(a) of the Code to maintain such qualifications; (iii) make all required contributions to any Plan subject to
Section 412 of the Code and make all required contributions to Multiemployer Plans; (iv) ensure that there are no Unfunded Liabilities in excess of the Threshold Amount unless the aggregate amount of such Unfunded Liabilities is reduced below the Threshold Amount within a 30-day period; (v) except for the obligations set forth on SCHEDULE 5.12, not become a party to any Multiemployer Plan; (vi) make all contributions (including any special payments to amortize any Unfunded Liabilities) required to be made in accordance with all applicable laws and the terms of each Foreign Pension Plan in a timely manner; (vii) ensure that all material liabilities under all Employee Benefit Arrangements are either
(A) funded to at least the minimum level required by law or, if higher, to the level required by the terms governing the Employee Benefit Arrangements; (B) insured with a reputable insurance company; or (C) provided for or recognized in the financial statements most recently delivered to the Administrative Agent under SECTION 6.01(A) or (B); and (viii) ensure that the material contributions or premium payments to or in respect of all Employee Benefit Arrangements are and continue to be promptly paid at no less than the rates required under the rules of such arrangements and in accordance with the most recent actuarial advice received in relation to the Employee Benefit Arrangement and generally in accordance with applicable Law; and (ix) shall use its reasonable efforts to cause each of its ERISA Affiliates to do each of the items listed in CLAUSES (I) through (IV) above as it relates to Plans and Multiemployer Plans maintained by or contributed to by its ERISA Affiliates such that there shall be no liability to a Group Company by virtue of such ERISA Affiliate's acts or failure to act.

                  SECTION 6.09 BOOKS AND RECORDS; LENDER MEETING. Each of the Group Companies will keep books and records of its transactions that are complete and accurate in all material respects in accordance with GAAP (including the establishment and maintenance of appropriate reserves).

                  SECTION 6.10 INSPECTION RIGHTS. Each of the Loan Parties will permit the Administrative Agent or any representative thereof upon reasonable prior notice (but not more frequently than once per year unless an Event of Default shall have occurred and be continuing) to inspect the properties and operations of such Loan Party, and permit, at any reasonable time during normal business hours and with reasonable notice (but not more frequently than once per year or at any time without notice if an Event of Default exists), the Administrative Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and such Loan Party hereby authorizes such independent auditors to discuss such financial matters with the Administrative Agent or any representative thereof provided that a representative of such or any other Loan Party has been given the opportunity to be present), and during such visit to examine (and, at the expense of such Loan Party, photocopy extracts from) any of its books or other corporate records.

                  SECTION 6.11 USE OF PROCEEDS. The Company will use the proceeds of the Loans and will use the Letters of Credit solely for the purposes set forth in SECTION 5.18.

                  SECTION 6.12 ADDITIONAL LOAN PARTIES; ADDITIONAL SECURITY.

                  (a) ADDITIONAL SUBSIDIARY GUARANTORS. The Company will take, and will cause each of its Subsidiaries (other than (i) Project Subsidiaries except to the extent not prohibited by the terms of the instruments governing any Project Non-Recourse Debt of such Project Subsidiary, (ii) Foreign Subsidiaries except to the extent provided in SUBSECTION (D) below and (iii) those Subsidiaries having limited or negligible assets as of the Closing Date which are to be merged into, or liquidated or dissolved and their residual assets distributed to, one or more Loan Parties within 90 days after the Closing Date pursuant to the Company's reorganization plan disclosed to the Administrative Agent prior to the Closing Date) to take, such actions from time to time as shall be necessary to ensure that all Subsidiaries of the Company (other than such Project Subsidiaries, Foreign Subsidiaries and other Subsidiaries) are Subsidiary Guarantors. Without limiting the generality of the foregoing, if any Group Company shall form or acquire any new Subsidiary, the Company, as soon as practicable and in any event within 30 days after such formation or acquisition, will provide the Collateral Agent with notice of such formation or acquisition setting forth in reasonable detail a description of all of the assets of such new Subsidiary and will cause such new Subsidiary (other than any such Project Subsidiary or such Foreign Subsidiary) to:

                                    (i) within 30 days after such  formation  or
                  acquisition, execute an Accession Agreement pursuant to which such new Subsidiary shall agree to become a "Guarantor" under the Subsidiary Guaranty, an "Obligor" under the Security Agreement and an "Obligor" under the Pledge Agreement and/or an obligor under such other Collateral Documents as may be applicable to such new Subsidiary; and

                                    (ii)  deliver  such proof of  organizational
                  authority, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Loan Party pursuant to SECTION 4.01 on the Closing Date or as the Administrative Agent or the Collateral Agent shall have reasonably requested.

                  (b) ADDITIONAL SECURITY. The Company will cause, and will cause each of its Subsidiaries (other than (i) Project Subsidiaries except to the extent not prohibited by the terms of the instruments governing any Project Non-Recourse Debt of such Project Subsidiary, (ii) Foreign Subsidiaries except to the extent provided in SUBSECTION (D) below and (iii) those Subsidiaries having negligible assets as of the Closing Date which are to be merged into, or liquidated or dissolved and their residual assets distributed to, one or more other Loan Parties within 90 days after the Closing Date pursuant to the Company's reorganization plan disclosed to the Administrative Agent prior to the Closing Date) to cause, all of its owned Real Properties with a fair market value in excess of $1,000,000 hereafter acquired and all or substantially all personal property located in the United States to be subject at all times to perfected and, in the case of owned Real Property, title insured Liens in favor of the Collateral Agent pursuant to the Collateral Documents or such other security agreements, pledge agreements, mortgages or similar collateral documents as the Collateral Agent shall request in its sole reasonable discretion (collectively, the "ADDITIONAL COLLATERAL DOCUMENTS"). With respect to any owned Real Property having a fair market value in excess of $1,000,000 acquired by any Loan Party subsequent to the Closing Date, such Person will cause to be delivered to the Collateral Agent with respect to such Real Property documents, instruments and other items of the types consistent with those required by SECTION 4.01, all in form and substance reasonably satisfactory to the Collateral Agent. In furtherance of the foregoing terms of this SECTION 6.12, the Company agrees to promptly provide the Administrative Agent with written notice of the acquisition by the Company or any of its Subsidiaries (other than Project Subsidiaries or Foreign Subsidiaries) of any owned Real Property having a market value greater than $1,000,000, setting forth in each case in reasonable detail the location and a description of the asset(s) so acquired. Without limiting the generality of the foregoing, the Company will cause, and will cause each of its Subsidiaries that is or becomes a Subsidiary Guarantor to cause, 100% of the Equity Interests of each of their respective direct and indirect Domestic Subsidiaries that are not Subsidiaries of Foreign Subsidiaries (or (x) 65% of such Equity Interests, if such Subsidiary is a direct Foreign Subsidiary, except as provided in SUBSECTION (D) below, or (y) to the extent not prohibited by the terms of any Organization Document or other agreement governing a Permitted Joint Venture, such percentage as is equal to their respective ratable ownership of all Equity Interests in Permitted Joint Ventures and non-Wholly-Owned Subsidiaries) to be subject at all times to a first priority, perfected Lien in favor of the Collateral Agent, subject only to Permitted Liens described in SECTION 7.02(III) or (V).


                  If, subsequent to the Closing Date, a Loan Party shall acquire any patents, trademark registrations, service mark registrations, registered trade names, copyright registrations or any applications related to the foregoing, securities, instruments, chattel paper or other personal property required to be delivered to the Collateral Agent as Collateral hereunder or under any of the Collateral Documents, the Company shall promptly (and in any event within ten Business Days after any Responsible Officer of any Loan Party acquires knowledge of the same) notify the Collateral Agent of the same. Each of the Loan Parties shall adhere to the covenants regarding the location of personal property as set forth in the Collateral Documents.

                  All such security interests and mortgages shall be granted pursuant to documentation consistent with the Collateral Documents executed at Closing and otherwise reasonably satisfactory in form and substance to the Collateral Agent and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional
Collateral Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Collateral Documents, and all taxes, fees and other charges payable in connection therewith shall have been paid in full. The Company shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this
SECTION 6.12(B) has been complied with.

                  (c) REAL PROPERTY APPRAISALS. If the Collateral Agent or the Required Lenders determine that they are required by Law or regulation to have appraisals prepared in respect of the Real Property of any Group Company constituting Collateral, the Company shall provide to the Collateral Agent appraisals which satisfy the applicable requirements set forth in 12 C.F.R.,
Part 34 - Subpart C or any successor or similar statute, rule, regulation, guideline or order, and which shall be in scope, form and substance, and from appraisers, reasonably satisfactory to the Required Lenders and shall be accompanied by a certification of the appraisal firm providing such appraisals that the appraisals comply with such requirements.

                  (d) SECURITY FROM FOREIGN SUBSIDIARIES. If, following a change that is reasonably determined to be material by the Administrative Agent in the relevant Sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, the Company does not within 90 days after delivery of a request from the Required Lenders deliver a certificate of a Responsible Officer, with respect to any Foreign Subsidiary of the Company which has not already had all of the Equity Interests issued by it pledged pursuant to the Pledge Agreement that (i) a pledge (A) of 65.0% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, and (B) of any promissory note issued by such Foreign Subsidiary to the Company or any of its Domestic Subsidiaries, (ii) the entering into by such Foreign Subsidiary of a guaranty in form and substance substantially identical to the Subsidiary Guaranty, (iii) the entering into by such Foreign Subsidiary of a security agreement in form and substance substantially identical to the Security Agreement, and (iv) the entering into by such Foreign Subsidiary of a pledge agreement substantially identical to the Pledge Agreement, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent (or other domestic Affiliate) for United States federal income tax purposes under Code Section 956 or any similar provision of federal, state or local law, then, (A) in the case of a failure to deliver the evidence described in CLAUSE (I) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement, shall be pledged to the Collateral Agent for the benefit of the Finance Parties pursuant to the Pledge Agreement (or another pledge agreement in substantially identical form, if needed); (B) in the case of a failure to deliver the evidence described in CLAUSE (II) above, such Foreign Subsidiary shall execute and deliver the Subsidiary Guaranty (or another guaranty in substantially identical form, if needed), guaranteeing the Finance Obligations; (C) in the case of a failure to deliver the evidence described in CLAUSE (III) above, such Foreign Subsidiary shall execute and deliver the Security Agreement (or another security agreement in substantially identical form, if needed), granting to the Collateral Agent, for the benefit of the Finance Parties, a security interest in all of such Foreign Subsidiary's assets and securing the Finance Obligations; and (D) in the case of a failure to deliver the evidence described in CLAUSE (IV) above, such Foreign Subsidiary shall execute and deliver the Pledge Agreement (or another pledge agreement in substantially identical form, if needed), pledging to the Collateral Agent, for the benefit of the Finance Parties, all of the capital stock and promissory notes owned by such Foreign Subsidiary, in each case to the extent that entering into the Guaranty, Security Agreement or Pledge Agreement is permitted by the Laws of the respective foreign jurisdiction and with all documents delivered pursuant to this SECTION 6.12(D) to be in form, scope and substance reasonably satisfactory to the Collateral Agent and the Required Lenders.

                  (e) COMPLETION OF ACTIONS. The Company agrees that each action required by this SECTION 6.12 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the Collateral Agent or required to be taken by the Company or any of its Subsidiaries pursuant to the terms of this SECTION 6.12.

                  SECTION 6.13 INTEREST RATE PROTECTION AGREEMENTS. Within nine months after the Closing Date, the Company will enter into and thereafter maintain in full force and effect interest rate swaps, rate caps, collars or other similar agreements or arrangements designed to hedge the position of the Company with respect to interest rates at rates and on terms reasonably satisfactory to the Administrative Agent, taking into account the market conditions, to provide protection against interest rates on Funded Indebtedness bearing floating interest rates for a period expiring no earlier than 24 months after the date of execution and delivery of such agreements with respect to a notional amount of Funded Indebtedness of the Company and its Subsidiaries such that, after giving effect thereto, at least 40% of the Funded Indebtedness of the Company and its Subsidiaries bears fixed interest rates. The Company will promptly deliver evidence of the execution and delivery of such agreements to the Administrative Agent.

                  SECTION 6.14 PROJECT SUBSIDIARIES. The Company will cause, and will cause each of its Subsidiaries to cause, each of its Subsidiaries which is a Project Subsidiary to: (i) except as permitted by SECTION 7.09(VIII), maintain books, financial records and bank accounts that are separate and distinct from the books, financial records and bank accounts of any other person or entity;
(ii) observe appropriate corporate, limited liability company or partnership, as applicable, procedures and formalities; (iii) except as required by SECTION 6.01, maintain separate annual financial statements prepared in accordance with GAAP, consistently applied, showing its assets and liabilities separate and distinct from those of any other person or entity; (iv) not guarantee or become obligated for the Indebtedness or other obligations of any other Person other than of another Project Subsidiary or one or more Subsidiaries of such Project Subsidiary; (v) not hold out its credit as being available to satisfy the Indebtedness or other obligations of any other Person other than another Project Subsidiary or one or more Subsidiaries of such Project Subsidiary except to the extent required or permitted by and pursuant to this Agreement; (vi) hold itself out as an entity separate and distinct from any other Person (including its Affiliates) (except that nothing herein shall prohibit the filing of a consolidated tax return for all Group Companies or the entry by any Group Company into one or more tax sharing agreements with other Group Companies);
(vii) use reasonable efforts to correct any known misunderstanding regarding its separate identity; (viii) except as permitted by SECTION 7.09(VIII), SECTION 7.06(A)(I) and SECTION 7.06(A)(XVI), not make any loans to the Company or any Subsidiary of the Company that is not a Project Subsidiary or buy or hold any Indebtedness issued by the Company or any Subsidiary of the Company that is not a Project Subsidiary other than one or more Subsidiaries of such Project Subsidiary; (ix) conduct its own business in its own name; (x) hold all of its assets in its own name; (xi) maintain an arm's-length relationship with its Affiliates and enter into transactions with Affiliates only on a commercially reasonable basis and as permitted by SECTION 7.09 pursuant to written documentation (other than to the extent of Performance Guaranties by the Company or its Subsidiaries); (xii) not identify itself as a division or department of any other entity, except for tax purposes; (xiii) conduct transactions between the Project Subsidiary and third parties only in the name of the Project Subsidiary and as an entity separate and independent from its Affiliates (other than to the extent of Performance Guaranties by the Company or its Subsidiaries and as contemplated by SECTION 7.09(VIII)); (xiv) allocate fairly and reasonably any overhead for shared office space; (xv) use separate stationary, invoices and checks; (xvi) cause representatives, employees and agents of the Project Subsidiary to hold themselves out to third parties as being representatives, employees or agents, as the case may be, of the Project Subsidiary to the extent acting for such Project Subsidiary; (xvii) not acquire or assume the obligations of its Affiliates other than another Project Subsidiary or one or more Subsidiaries of such Project Subsidiary; and (xviii) not pay from its own funds the Indebtedness or other obligations of any kind incurred by an Affiliate other than another Project Subsidiary or one or more Subsidiaries of such Project Subsidiary.

                                  ARTICLE VII
                               NEGATIVE COVENANTS


                  The Company agrees that, until all Senior Credit Obligations (in each case other than contingent indemnification obligations) have been paid in full:

SECTION 7.01 LIMITATION ON INDEBTEDNESS. None of the Group Companies will incur, create, assume or permit to exist any Indebtedness or Swap Obligations except:

                                    (i)  Indebtedness  of the  Company  and  its
                  Subsidiaries  outstanding on the Closing Date and disclosed on
                  SCHEDULE 7.01 (collectively, the "EXISTING INDEBTEDNESS");

                                    (ii)  Indebtedness of the Loan Parties under
                  this Agreement and the other Loan Documents and Indebtedness of the Group Companies under the other Finance Documents;

                                    (iii)   Purchase  Money   Indebtedness   and
                  Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations and of the Company and its Subsidiaries incurred after the Closing Date to finance Capital Expenditures; PROVIDED that (1) the aggregate amount of all such Indebtedness does not exceed $40,000,000 at any time outstanding and (2) no Lien securing such Indebtedness shall extend to or cover any property or asset of any Group Company other than the asset so financed;

                                    (iv)  Indebtedness  of  the  Company  or its
                  Subsidiaries secured by Liens permitted by CLAUSES (XVII), (XVIII) and (XIX) of SECTION 7.02 and any other Indebtedness of a Person whose Equity Interests or assets are acquired in a Permitted Business Acquisition which is acquired or assumed by the Company or a Subsidiary of the Company in such Permitted Business Acquisition and any Permitted Refinancing thereof;
                  PROVIDED that (A) such Indebtedness was not incurred in connection with, or in anticipation of, the events described in such clauses or such Permitted Business Acquisition, and
                  (B) such Indebtedness (other than pre-existing Attributable Indebtedness and Purchase Money Indebtedness) does not constitute indebtedness for borrowed money;

                                    (v)    any    Permitted    Refinancing    of
                  Indebtedness permitted under CLAUSES (I), (III) or (IV) above;

                                    (vi) unsecured Subordinated  Indebtedness of
                  the Company or any of its Subsidiaries that is issued to a seller of assets or Person acquired in a Permitted Business Acquisition and any Permitted Refinancing thereof if, immediately prior to and immediately after giving effect thereto, (A) no Event of Default shall exist or result therefrom and (B) Company and its Subsidiaries will be in compliance on a Pro-Forma Basis with the financial covenants set forth in SECTION 7.16(A) and (B);

                                    (vii) (A) contingent  liabilities in respect
                  of any indemnification, adjustment of purchase price, earn-out, non-compete, consulting, deferred compensation and similar obligations of the Company and its Subsidiaries incurred in connection with Permitted Business Acquisitions, Permitted Joint Ventures and Asset Dispositions and (B) Indebtedness incurred by the Company or its Subsidiaries in a Permitted Business Acquisition or Asset Disposition under agreements providing for earn-outs or the adjustment of the purchase price or similar adjustments;

                                    (viii)  Swap  Obligations  of the Company or
                  any Subsidiary under Swap Agreements to the extent entered into after the Closing Date in compliance with SECTION 6.13 or to manage interest rate, foreign currency exchange rate and commodity pricing risks and not for speculative purposes;

                                    (ix)   Indebtedness   owed  to  any   Person
                  providing property, casualty or liability insurance to the Company or any Subsidiary of the Company, so long as such Indebtedness shall not be in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the annual period in which such Indebtedness is incurred and such Indebtedness shall be outstanding only during such year;

                                    (x) Indebtedness  consisting of (1) Guaranty
                  Obligations   incurred  (A)  by  the  Company  in  respect  of
                  Indebtedness, leases or other ordinary course obligations permitted to be incurred by, or obligations in respect of Permitted Business Acquisitions or Permitted Joint Ventures of, Wholly-Owned Domestic Subsidiaries of the Company, (B) by Domestic Subsidiaries of the Company of Indebtedness, leases or other ordinary course obligations permitted to be incurred by, or obligations in respect of Permitted Business Acquisitions or Permitted Joint Ventures of, the Company or Wholly-Owned Domestic Subsidiaries of the Company, (C) by Foreign Subsidiaries of the Company of Indebtedness, leases or other ordinary course obligations permitted to be incurred by, or obligations in respect of Permitted Business Acquisitions or Permitted Joint Ventures of, Wholly-Owned Foreign Subsidiaries of the Company and (D) by the Company or any Subsidiary of the Company of Indebtedness, leases or other ordinary course obligations permitted to be incurred by, Foreign Subsidiaries; PROVIDED that (x) no Guaranty Obligation permitted under this CLAUSE (X) may be in respect of Indebtedness, leases or other obligations of any Project Subsidiary except to the extent a Guaranty Obligation is incurred by a Project Subsidiary in respect of the Indebtedness, leases or other obligations of one or more of its Subsidiaries and (y) the aggregate amount of Guaranty Obligations referred to in this clause (D), together with all Investments by the Company and its Wholly-Owned Domestic Subsidiaries permitted under SECTION 7.06(A)(XII), will not exceed $5,000,000 at any one time outstanding and (2) Performance Guaranties not constituting Guaranty Obligations incurred by the Company or a Subsidiary consistent with past practice in connection with contracts entered into by a Subsidiary in the ordinary course of business.

                                    (xi) inter-company Indebtedness owing to the
                  Company or a Subsidiary of the Company to the extent permitted by SECTION 7.06(A)(XI) or (XII);

                                    (xii)  Indebtedness of Foreign  Subsidiaries
                  incurred on or after the Closing Date to finance working capital requirements and general corporate purposes and Permitted Refinancings thereof (determined without regard to CLAUSE (II) of the definition thereof) in an aggregate principal amount which, when taken together with the then outstanding principal amount of all Indebtedness of Foreign Subsidiaries referred to in CLAUSE (I) above, does not exceed the sum of (A) the aggregate principal amount of all
                  Indebtedness of Foreign Subsidiaries outstanding on the Closing Date and disclosed on SCHEDULE 7.01 plus (B) $10,000,000 (or its equivalent in one or more applicable foreign currencies);

                                    (xiii) (A)  Indebtedness  of the Company and
                  its Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; PROVIDED that (1) such Indebtedness (other than credit or purchase cards) is extinguished within five Business Days after receipt of notice of its incurrence and (2) such Indebtedness in respect of credit or purchase cards in extinguished within 60 days from its incurrence, and (B) contingent indemnification obligations of the Company and its Subsidiaries to financial institutions, in each case to the extent in the ordinary course of business and on terms and conditions which are within the general parameters customary in the banking industry, entered into to obtain cash management services or deposit account overdraft protection services (in amount similar to those offered for comparable services in the financial industry) or other services in connection with the management or opening of deposit accounts or incurred as a result of endorsement of negotiable instruments for deposit or collection purposes;

                                    (xiv) unsecured  Indebtedness of the Company
                  and its Subsidiaries (other than loans or advances that would be in violation of Section 402 of the Sarbanes-Oxley Act) owing to any then existing or former director, officer or employee of the Company or its Subsidiaries or their respective assigns, estates, heirs or their current or former spouses for the repurchase, redemption or other acquisition or retirement for value of any Equity Interest or Equity Equivalent of the Company or its Subsidiaries held by them in an aggregate principal amount at any time outstanding not to exceed $2,500,000;

                                    (xv)  Project  Non-Recourse  Debt  of one or
                  more Project Subsidiaries;

                                    (xvi)   unsecured   senior   notes,   senior
                  subordinated notes, senior floating rate notes, senior discount notes or other securities of the Company having terms, yield, guarantees, covenants, default and subordination provisions and other terms as are customary for "high yield" securities issued for cash in a registered public offering or in a private placement for resale pursuant to Rule 144A under the Securities Act or otherwise; PROVIDED that (A) any such Indebtedness must constitute unsecured Subordinated Indebtedness, - (B) no Default or Event of Default shall have occurred and be continuing immediately before and immediately after giving effect to the incurrence thereof and (C) the Company shall have delivered to the Administrative Agent a certificate demonstrating that, upon giving effect on a Pro-Forma Basis to the incurrence of such Indebtedness and to the concurrent prepayment of the Loans, the Loan Parties shall be in compliance with the financial covenants set forth in
                  SECTION 7.16;

                                    (xvii) Sale/Leaseback Transactions permitted
                  by SECTION 7.13;

                                    (xviii)   accretion   or   amortization   of
                  original issue discount and accretion of interest paid in kind, in each case in respect of Indebtedness otherwise permitted by this SECTION 7.01;

                                    (xix)  contingent  obligations  under  or in
                  respect of surety bonds, appeal bonds, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business in connection with bids, projects, leases and similar commercial contracts; and

                                    (xx)  Indebtedness  of the  Company  and its
                  Subsidiaries not otherwise permitted by this SECTION 7.01 incurred after the Closing Date in an aggregate principal amount not to exceed $10,000,000 at any time outstanding; PROVIDED that (A) the documentation with respect to such Indebtedness shall not contain covenants or default provisions relating to Company or any Subsidiary of Company that are more restrictive than the covenants and default provisions contained in the Loan Documents and (B) no Default or Event of Default shall have occurred and be continuing immediately before and immediately after giving effect to such incurrence.

                  SECTION 7.02 RESTRICTION ON LIENS. None of the Group Companies will create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any Person, including any Subsidiary of the Company) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, or sign or file or authorize the filing under the Uniform Commercial Code of any jurisdiction of a financing statement that names any Group Company as debtor, or sign any security agreement authorizing any secured party thereunder to file such a financing statement, except Liens described in any of the following clauses (collectively, "PERMITTED LIENS"):

                                    (i) Liens  existing on the Closing  Date and
                  listed on SCHEDULE 7.02 hereto and any modifications, replacements, renewals or extensions thereof; PROVIDED that
                  (A) the Lien does not extend to any additional property other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under SECTION 7.01 and (y) proceeds and products thereof and (B) the renewal, extension or modification of the obligations secured or benefited by such Liens is permitted by SECTION 7.01;

                                    (ii)  Liens   created   by  the   Collateral
                  Documents;

                                    (iii)  Liens  for  taxes,   assessments   or
                  governmental charges or levies not more than 30 days over due or which may be paid without penalty or that are being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP;

                                    (iv)  Liens  imposed  by  Law  securing  the
                  charges, claims, demands or levies of landlords, carriers, suppliers, warehousemen, materialmen, workmen, mechanics, carriers and other like Liens imposed by Law (including without limitation under Article 2 of the UCC) which were incurred in the ordinary course of business and which (A) are for amounts not more than 30 days overdue or which may be paid without penalty or (B) which are being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP;

                                    (v) Liens  (other than any Liens  imposed by
                  ERISA or pursuant to any Environmental Law) not securing Indebtedness or Swap Obligations incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security and other similar obligations incurred in the ordinary course of business;

                                    (vi) Liens  securing  obligations in respect
                  of surety bonds (other than appeal bonds), statutory obligations to Governmental Authorities, tenders, sales, contracts (other than for borrowed money), bids, leases, government contracts, Performance Guaranties not constituting Guaranty Obligations, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business for sums not more than 90 days overdue or being contested in good faith by appropriate proceedings and for which the Company and its Subsidiaries maintain adequate reserves in accordance with GAAP; PROVIDED that the -------- aggregate amount of the obligations or other liabilities secured by such Liens, together with the aggregate amount of outstanding deposits permitted under SECTION 7.06(A)(IX), do not exceed $10,000,000 at any time;

                                    (vii) Liens upon specific items or inventory
                  or other goods and proceeds of the Company or any of its Subsidiaries securing such Person's obligations in respect of bankers' acceptances or documentary letters of credit issued or created for the account of such Person to facilitate the shipment or storage of such inventory or other goods;

                                    (viii)  pledges or deposits of cash and Cash
                  Equivalents securing deductibles, self-insurance, co-payment, co-insurance, retentions or similar obligations to providers of insurance in the ordinary course of business;

                                    (ix)   Liens  on  (A)   incurred   premiums,
                  dividends and rebates and other identifiable proceeds therefrom which may become payable under insurance policies and loss payments which reduce the incurred premiums on such insurance policies and (B) rights which may arise under State insurance guarantee funds relating to any such insurance policy, in each case securing Indebtedness permitted to be incurred pursuant to SECTION 7.01(IX);

                                    (x)  Liens  arising  solely by virtue of any
                  statutory or common Law provision relating to banker's liens, rights of set-off or similar rights, in each case incurred in the ordinary course of business;

                                    (xi) licenses,  leases or subleases  granted
                  to third Persons or to the Company or its Subsidiaries by the Company and its Subsidiaries in the ordinary course of business not interfering in any material respect with the business of any Group Company and not otherwise prohibited by
                  SECTION 7.05(XIV);

                                    (xii) zoning  restrictions,  building codes,
                  land use and other similar Laws and municipal ordinances, easements, rights of way, licenses, reservations, covenants, conditions, waivers, restrictions on the use of property or other minor encumbrances or irregularities of title not securing Indebtedness or Swap Obligations which do not, individually or in the aggregate, materially impair the use of any property in the operation or business of the Company or any of its Subsidiaries or the value of such property for the purpose of such business;

                                    (xiii)  Liens  arising  from   precautionary
                  Uniform Commercial Code financing statements regarding, and any interest or title of a licensor, lessor or sublessor under, Operating Leases permitted by this Agreement;

                                    (xiv) Liens in favor of licensors,  lessors,
                  sublessors, lessees or sublessees securing Operating Leases or other obligations not constituting Indebtedness;

                                    (xv) Liens arising from  judgments,  decrees
                  or attachments (or securing of appeal bonds with respect thereto) in circumstances not constituting an Event of Default under SECTION 8.01;

                                    (xvi) Liens securing Indebtedness  permitted
                  to be incurred under SECTION 7.01(I), (III), (IV) and (V);

                                    (xvii) any Lien existing on any asset of any
                  Person at the time such Person becomes a Subsidiary of the Company and not created in contemplation of such event;

                                    (xviii) any Lien on any asset (other than on
                  the Equity Interests of one or more Subsidiaries) of any Person existing at the time such Person is merged or consolidated with or into the Company or a Subsidiary of the Company and not created in contemplation of such event;

                                    (xix) any Lien  existing on any asset (other
                  than on the Equity Interests of one or more Subsidiaries) prior to the acquisition thereof by the Company or a Subsidiary of the Company and not created in contemplation of such acquisition;

                                    (xx) Liens solely on any cash earnest  money
                  deposits made by the Company or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Business Acquisition or a Permitted Joint Venture;

                                    (xxi)  Liens on cash  and  Cash  Equivalents
                  securing Swap Obligations owing to one or more Persons who are not Swap Creditors; PROVIDED that the aggregate amount of all cash and Cash Equivalents subject to such Liens may at no time exceed $2,000,000;

                                    (xxii)   Liens  on  any   assets  or  Equity
                  Interests of a Foreign Subsidiary of the Company securing Indebtedness of such Foreign Subsidiary incurred pursuant to
                  SECTION 7.01(XII);

                                    (xxiii)   Liens   securing    Sale/Leaseback
                  Transactions permitted under SECTION 7.13;

                                    (xxiv)  Liens  on  assets  of  one  or  more
                  Project   Subsidiaries   securing  Project  Non-Recourse  Debt
                  permitted by SECTION 7.01(XV);

                                    (xxv) Liens that might be deemed to exist on
                  assets subject to a repurchase agreement constituting a Cash Equivalent permitted hereunder, if such Liens are deemed to exist solely because of the existence of such repurchase agreement; and

                                    (xxvi)  other  Liens  securing  Indebtedness
                  permitted under SECTION 7.01 if the aggregate amount of the obligations or liabilities secured thereby does not exceed $10,000,000 at any time.

                  SECTION 7.03 NATURE OF BUSINESS. The Company will not, nor will it permit any Subsidiary to, engage in any line of business other than the lines of business conducted by the Company and its Subsidiaries on the date hereof and any business reasonably related, incidental or ancillary thereto.

                  SECTION 7.04 CONSOLIDATION, MERGER AND DISSOLUTION. Except in connection with an Asset Disposition permitted by the terms of SECTION 7.05, none of the Group Companies will enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself or its affairs (or suffer any liquidations or dissolutions); PROVIDED that:

                                    (i) any Domestic  Subsidiary  of the Company
                  which is not a Project Subsidiary may be acquired by, merge with and into, or be voluntarily dissolved or liquidated into, the Company, so long as the Company is the surviving corporation of such merger, dissolution or liquidation;

                                    (ii) any Domestic  Subsidiary of the Company
                  which is not a Project Subsidiary may be acquired by, merge with and into, or be voluntarily dissolved or liquidated into, any other Domestic Subsidiary of the Company, so long as in the case of any such merger, dissolution or liquidation involving one or more Subsidiary Guarantors, a Subsidiary
                  Guarantor is the surviving corporation of such merger, dissolution or liquidation;

                                    (iii) any Foreign  Subsidiary of the Company
                  which is not a Project Subsidiary may be merged with and into, or be voluntarily dissolved or liquidated into, the Company or any Subsidiary of the Company, so long as in the case of any such merger, dissolution or liquidation involving one or more Subsidiary Guarantor, the Company or such Subsidiary Guarantor, as the case may be, is the surviving corporation of any such merger, dissolution or liquidation;

                                    (iv) the  Company or any  Subsidiary  of the
                  Company which is not a Project Subsidiary may merge with any Person which is not a Project Subsidiary in connection with a Permitted Business Acquisition if (A) in the case of any such merger involving the Company, the Company shall be the continuing or surviving corporation in such merger and (B) in the case of any such merger involving a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving corporation in such merger or the continuing or surviving corporation in such merger shall, simultaneously with the consummation of such merger, become a Subsidiary Guarantor having all the responsibilities and obligations of the Subsidiary Guarantor so merged;

                                    (v) any  Subsidiary  of the Company which is
                  not a Project Subsidiary may merge with any Person in connection with a Permitted Joint Venture if in the case of any such merger involving a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving corporation  in such  merger or the  continuing  or  surviving corporation in such merger shall, simultaneously with the consummation of such merger, become a Subsidiary Guarantor having all the responsibilities and obligations of the Subsidiary Guarantor so merged;

                                    (vi) a Project Subsidiary may be acquired by
                  or merged with another Project Subsidiary and the Equity Interests of one or more Project Subsidiaries may be acquired by any Group Company; and

                                    (vii) a Foreign  Subsidiary  may be acquired
                  by or merged with another Foreign Subsidiary.

In the case of any merger or consolidation permitted by this SECTION 7.04 of any Subsidiary of the Company which is not a Loan Party into a Loan Party, the Loan Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may reasonably request so as to cause the Loan Parties to be in compliance with the terms of SECTION 6.12 after giving effect to such transaction. Notwithstanding anything to the contrary contained above in this SECTION 7.04, no action shall be permitted which results in a Change of Control.

                  SECTION 7.05 ASSET DISPOSITIONS. None of the Group Companies will make any Asset Disposition; PROVIDED that:

                                    (i) any Group Company may sell  inventory in
                  the ordinary course of business;

                                    (ii) any  Group  Company  may make any Asset
                  Disposition to the Company or any Wholly-Owned Domestic Subsidiary which is not a Project Subsidiary;

                                    (iii) the Company and its  Subsidiaries  may
                  liquidate   or  sell  Cash   Equivalents   and  Foreign   Cash
                  Equivalents;

                                    (iv) the Company or any of its  Subsidiaries
                  may dispose of machinery or equipment which will be replaced or upgraded with machinery or equipment used or useful in the ordinary course of business of and owned by such Person;

                                    (v) the  Company or any of its  Subsidiaries
                  may dispose of obsolete, worn-out or surplus tangible assets in the ordinary course of business;

                                    (vi) any  Subsidiary of the Company which is
                  not a Project Subsidiary may sell, lease or otherwise transfer all or substantially all or any part of its assets (including any such transaction effected by way of merger or consolidation) to the Company or any Subsidiary Guarantor;

                                    (vii)   any   Subsidiary   that   is  not  a
                  Subsidiary Guarantor may sell, lease or otherwise transfer all or any part of its assets (including any such transaction effected by way of merger or consolidation) to any other Subsidiary that is not a Subsidiary Guarantor;

                                    (viii) the Company or any  Subsidiary of the
                  Company may issue Equity Interests in the Company or such Subsidiary to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests in Foreign Subsidiaries or Nominal Shares for tax considerations;

                                    (ix) any Group  Company may transfer  assets
                  as a part of the consideration for Investments in Permitted Joint Ventures;

                                    (x) the  Company  and its  Subsidiaries  may
                  transfer trade fixtures to Foreign Subsidiaries which are not Project Subsidiaries and to non-Wholly-Owned Domestic Subsidiaries which are not Project Subsidiaries having an aggregate fair market value not exceeding $2,000,000 in any fiscal year;

                                    (xi)   Asset   Dispositions    effected   by
                  transactions permitted under SECTION 7.04 shall be permitted;

                                    (xii) any Group Company may lease, as lessor
                  or sublessor, or license, as licensor or sublicensor, real or personal property in the ordinary course of business if not otherwise prohibited by CLAUSE (XIV) below;

                                    (xiii)  any  Group  Company  may  write-off,
                  discount, sell or otherwise dispose of defaulted or past due receivables and similar obligations in the ordinary course of business and not as part of an accounts receivable financing transaction;

                                    (xiv) any Group Company may, in the ordinary
                  course  of  business,   license  and  sublicense  Intellectual
                  Property;

                                    (xv) any Project  Subsidiary  may make Asset
                  Dispositions to any Group Company;

                                    (xvi) any Foreign  Subsidiary may make Asset
                  Dispositions to any Group Company;

                                    (xvii)  any Group  Company  may  dispose  of
                  non-core assets acquired in Permitted Business Acquisitions;

                                    (xviii) any Group Company may enter into any
                  (A) Sale/Leaseback Transaction not prohibited by SECTION 7.01 or SECTION 7.13 and (B) any Interim Purchase Transaction;

                                    (xix)  any  Group  Company  may  make  Asset
                  Dispositions to any other Group Company or Permitted Joint Venture which is not a Subsidiary Guarantor where such Asset Disposition constitutes an Investment permitted by SECTION 7.06(A);

                                    (xx)  any  Group  Company  which  is  not  a
                  Subsidiary Guarantor may make Asset Dispositions to any Loan Party;

                                    (xxi) any Group  Company  may dispose of (A)
                  core assets acquired in Permitted  Business  Acquisitions  and
                  (B) the equity or assets comprising an Investment in one or more Permitted Business Acquisitions or Permitted Joint Ventures;

                                    (xxii)  any  Group  Company  may make  Asset
                  Dispositions to Subsidiaries of the Companies that are not Loan Parties for cash consideration not less than the then fair market value of the assets subject to such Asset Disposition (as determined in good faith by the Board of Directors of the Group Company making such Asset Disposition) if such Asset Disposition is otherwise in the ordinary course of its business and on terms and conditions as favorable to it as would be obtainable by it in a comparable arms'-length transaction with an independent, unrelated third party; and

                                    (xxiii) any Group Company may make any other
                  Asset Disposition other than to a Project Subsidiary; PROVIDED that (A) at least 75% of the consideration therefor is cash or Cash Equivalents; (B) such transaction does not involve the sale or other disposition of a minority Equity Interest in any Group Company; (C) the aggregate fair market value of all assets sold or otherwise disposed of by the Group Companies in all such transactions in reliance on this CLAUSE (XXIII) shall not exceed $10,000,000 in any fiscal year of the Company; and
                  (D) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such transaction.

Upon consummation of an Asset Disposition permitted under this SECTION 7.05, the Lien created thereon under the Collateral Documents (but not the Lien on any proceeds thereof) shall be automatically released, and the Administrative Agent shall (or shall cause the Collateral Agent to) (to the extent applicable) deliver to the Company, upon the Company's request and at the Company's expense, such documentation as is reasonably necessary to evidence the release of the Collateral Agent's security interests, if any, in the assets being disposed of, including amendments or terminations of Uniform Commercial Code Financing Statements, if any, the return of stock certificates, if any, and the release of any Subsidiary being disposed of in its entirety from all of its obligations, if any, under the Loan Documents.


                  SECTION 7.06 INVESTMENTS.

                  (a) INVESTMENTS. None of the Group Companies will hold, make or acquire, any Investment in any Person, except the following:

                                    (i) Investments  existing on the date hereof
                  disclosed on SCHEDULE 7.06 hereto and Investments existing on the date hereof in Persons which are Subsidiaries on the date hereof;

                                    (ii) the Company or any Domestic  Subsidiary
                  of the Company may invest in cash (including cash held in deposit accounts) and Cash Equivalents;

                                    (iii)  Foreign  Subsidiaries  of the Company
                  may invest in cash (including cash held in deposit accounts), Cash Equivalents or Foreign Cash Equivalents;

                                    (iv) the Company and each  Subsidiary of the
                  Company may acquire and hold receivables, accounts, notes receivable, chattel paper, payment intangibles and prepaid accounts owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                                    (v) the Company and each  Subsidiary  of the
                  Company may acquire and own Investments (including Indebtedness obligations) received in connection with the settlement of accounts in the ordinary course or in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                                    (vi) loans and  advances  by the Company and
                  its Subsidiaries to employees of the Company and its Subsidiaries for moving and travel and other similar expenses, in each case in the ordinary course of business, in an aggregate principal amount not to exceed $2,000,000 at any time outstanding;

                                    (vii) loans and advances to employees of the
                  Group Companies in the ordinary course of business (other than loans or advances that would be in violation of Section 402 of the Sarbanes-Oxley Act) in an aggregate principal amount not to exceed $2,000,000 at any one time;

                                    (viii)  the  Company or any  Subsidiary  may
                  make deposits in the ordinary course of business consistent with past practices to secure the performance of operating leases and payment of utility contracts;

                                    (ix) the Company or any  Subsidiary may make
                  good faith deposits in the ordinary course of business in connection with Permitted Business Acquisitions or obligations in respect of surety bonds (other than appeal bonds), statutory obligations to Governmental Authorities, tenders, sales, contracts (other than for borrowed money), bids, leases, government contracts, Performance Guaranties not constituting Guaranty Obligations, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business for sums not more than 90 days overdue or being contested in good faith by appropriate proceedings and for which the Company and its Subsidiaries maintain adequate reserves in accordance with GAAP; PROVIDED that the aggregate amount of all outstanding deposits made pursuant to this CLAUSE (IX), together with the aggregate amount of the obligations and other liabilities secured by Liens permitted under SECTION 7.02(VI), shall not at any time exceed $10,000,000;

                                    (x) loans by the  Company  to  officers  and
                  employees of the Company the proceeds of which are used to purchase the Company's Equity Interests or Equity Equivalents;

                                    (xi) the Company may make Investments in any
                  of its Wholly-Owned Domestic Subsidiaries which is not a Project Subsidiary and any Subsidiary of the Company which is not a Project Subsidiary may make Investments in the Company or any Wholly-Owned Domestic Subsidiary of the Company which is not a Project Subsidiary; PROVIDED that (A) each item of intercompany Indebtedness shall be evidenced by a promissory note (which, from and after the date which is 90 days after the Closing Date, shall be substantially in the form of EXHIBIT H hereto, except for those promissory notes existing on the Closing Date which are issued by Subsidiaries designated on SCHEDULE 5.13 hereof to be dissolved or reorganized within twelve months following the Closing Date),
                  (B) each promissory note evidencing intercompany loans and advances made by a Foreign Subsidiary or a non-Wholly-Owned Domestic Subsidiary to the Company or a Wholly-Owned Domestic Subsidiary of the Company shall, from and after the date which is 90 days after the Closing Date, contain the subordination provisions set forth in EXHIBIT I hereto and (C) each promissory note evidencing intercompany loans and advances (other than promissory notes held by Foreign Subsidiaries, except to the extent provided in SECTION 6.12(D)) shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

                                    (xii) the Company and its Subsidiaries which
                  are not Project Subsidiaries may make Investments in any Foreign Subsidiary or any non-Wholly-Owned Domestic Subsidiary of the Company (A) in the case of Investments by the Company or any Wholly-Owned Domestic Subsidiary of the Company, in an aggregate amount together with all Guaranty Obligations permitted under SECTION 7.01(X)(D) (determined without regard to any write-downs or write-offs of any such Investments constituting Indebtedness) at any one time outstanding not exceeding $5,000,000 and (B) to the extent such Investments arise from the sale of inventory in the ordinary course of business by the Company or such Subsidiary to such Foreign Subsidiary or non-Wholly-Owned Domestic Subsidiary for resale by such Foreign Subsidiary or non-Wholly-Owned Domestic Subsidiary (including any such Investments resulting from the extension of the payment terms with respect to such sales); PROVIDED that (A) each item of intercompany Indebtedness shall be evidenced by a promissory note (which, from and after the date which is 90 days after the Closing Date, shall be substantially in the form of EXHIBIT H hereto, except for those promissory notes existing on the Closing Date which are issued by Subsidiaries designated on SCHEDULE 5.13 hereof to be dissolved or reorganized within twelve months following the Closing Date) and (B) each promissory note evidencing intercompany loans and advances (other than promissory notes
                  (x) issued by Foreign Subsidiaries of the Company to the Company or any of its Domestic Subsidiaries or (y) held by Foreign Subsidiaries of the Company, in each case except to the extent provided in SECTION 6.12(D)) shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

                                    (xiii)  Guaranty  Obligations  permitted  by
                  SECTION 7.01(X);

                                    (xiv) Investments arising out of the receipt
                  by the Company or any of its Subsidiaries of non-cash consideration for the sale of assets permitted under SECTION 7.05;

                                    (xv) the  Company and its  Subsidiaries  may
                  make Investments constituting Permitted Business Acquisitions;

                                    (xvi)  after the Closing  Date,  the Company
                  and its Subsidiaries which are not Project Subsidiaries may make Investments in Project Subsidiaries (including by way of designating a Subsidiary which is not a Project Subsidiary as a Project Subsidiary) in an aggregate amount (determined without regard to any write-downs or write-offs of any such Investments constituting Indebtedness but excluding any portion thereof funded with proceeds of a Qualifying Equity Issuance not otherwise utilized for any purpose specified in CLAUSE (II) of the definition of "Qualifying Equity Issuance") at any time outstanding not exceeding $20,000,000;

                                    (xvii)  the  Company  and  its  Subsidiaries
                  which are not Project Subsidiaries may make Investments in Permitted Joint Ventures in an aggregate amount (determined without regard to any write-downs or write-offs of any such Investments constituting Indebtedness) at any one time outstanding not exceeding $10,000,000;

                                    (xviii)   Project   Subsidiaries   may  make
                  Investments in other Project Subsidiaries;

                                    (xix)     Performance     Guaranties     not
                  constituting Guaranty Obligations incurred by the Company or a Subsidiary consistent with past practice in connection with contracts entered into by a Subsidiary in the ordinary course of business; and

                                    (xx) the  Company and its  Subsidiaries  may
                  make other Investments not otherwise permitted by this SECTION
                  7.06 (determined without regard to any write-downs or write-offs of any such Investments constituting Indebtedness but excluding any portion thereof funded with proceeds of a Qualifying Equity Issuance not otherwise utilized for any purpose specified in CLAUSE (II) of the definition of "Qualifying Equity Issuance") the amount of which is deducted from Available Cash for the Reference Period in which made pursuant to clause (iv)(H) of the definition of Available Cash;

PROVIDED that no Group Company may make or own any Investment in Margin Stock in violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

                  (b) LIMITATION ON THE CREATION OF SUBSIDIARIES. No Group Company will establish, create or acquire after the Closing Date any Subsidiary; PROVIDED that the Company and its Subsidiaries shall be permitted to establish, create or acquire Subsidiaries so long as (i)) the Investment resulting from such establishment, creation or acquisition is permitted pursuant to SECTION 7.06(A) above, (ii) the capital stock or other equity interests of such new Subsidiary (other than (A) Project Subsidiaries, except to the extent not prohibited by the terms of the instruments governing any Project Non-Recourse Debt of such Project Subsidiary, and (B) Foreign Subsidiaries, except to the extent otherwise required pursuant to SECTION 6.12(D)) is pledged pursuant to, and to the extent required by, the Pledge Agreement and the certificates representing such interests, together with transfer powers duly executed in blank, are delivered to the Collateral Agent, (iii) such new Subsidiary (other than (A) Project Subsidiaries, except to the extent not prohibited by the terms of the instruments governing any Project Non-Recourse Debt of such Project Subsidiary, and (B) Foreign Subsidiaries, except to the extent otherwise required pursuant to SECTION 6.12(D)) executes the Accession Agreement to the extent required by SECTION 6.12(B), and (iv) such new Subsidiary, to the extent requested by the Administrative Agent, takes all other actions required pursuant to SECTION 6.12.

                  SECTION 7.07 RESTRICTED PAYMENTS, ETC. The Company will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment or incur any obligation (contingent or otherwise) to do so, except:

                                    (i)  the   Company   may   declare  and  pay
                  dividends or make distributions with respect to its capital stock solely in additional shares of its common stock;

                                    (ii) the  Subsidiaries  of the  Company  may
                  declare and pay dividends ratably with respect to their capital stock;

                                    (iii)  so  long  as no  Default  shall  have
                  occurred and be continuing, the Company may pay current dividends on its capital stock, repurchase its capital stock and make other Restricted Payments in an amount not exceeding Cumulative Distributable Cash of the Company and its Subsidiaries calculated as of the date of such Restricted Payment; PROVIDED that, after June 30, 2005, no Restricted Payment shall be made under this CLAUSE (III) prior to the date five days after the Company shall have delivered to the Administrative Officer a certificate signed on its behalf by a Responsible Officer stating that the amount of such Restricted Payment to be made pursuant to this CLAUSE (III) and demonstrating that the sum of (A) Cumulative Distributable Cash through the most recent fiscal quarter as of which the financial statements under SECTION 6.01 (which may be unaudited if the financial statements required under SECTION 6.01(A) are not available) and a Compliance Certificate required to be delivered with such financial statements have been delivered to the Lenders MINUS (B) the amount of such Restricted Payment, is greater than zero; and

                                    (iv)  so  long  as  no  Default  shall  have
                  occurred and be continuing, the Company may pay current dividends on its capital stock, repurchase capital stock and make other Restricted Payments up to but not exceeding the Available Equity Issuance Amount as of the date of such Restricted Payment, PROVIDED; that at the time of any Restricted Payment under this CLAUSE (IV), the Company shall deliver a certificate signed on its behalf by a Responsible Officer stating the amount of the Restricted Payment being made pursuant to this CLAUSE (IV) and setting forth a calculation of the Available Equity Issuance Amount immediately before and immediately after such Restricted Payment.

                  SECTION 7.08 PREPAYMENTS OF INDEBTEDNESS, ETC.

                  (a) AMENDMENTS OF INDEBTEDNESS AGREEMENTS. None of the Group Companies will, or will permit any of their respective Subsidiaries to, after the issuance thereof, amend, waive or modify (or permit the amendment, waiver or modification of) any of the material terms, agreements, covenants or conditions of or applicable to any Subordinated Indebtedness issued by such Group Company if such amendment, waiver or modification would add or change any material terms, agreements, covenants or conditions in any manner materially adverse to any Group Company, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any material subordination provision thereof in a manner that would be materially adverse to the interests of the Lenders under the Loan Documents.

                  (b)  PROHIBITION  AGAINST  CERTAIN  PAYMENTS OF PRINCIPAL  AND
INTEREST  OF  OTHER  INDEBTEDNESS.  Upon  the  occurrence  of,  and  during  the continuation of, an Event of Default, none of the Group Companies will (i) directly or indirectly, redeem, purchase, prepay, retire, defease or otherwise acquire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness, or set aside any funds for such purpose, whether such redemption, purchase, prepayment, retirement or acquisition is made at the option of the maker or at the option of the holder thereof, and whether or not any such redemption, purchase, prepayment, retirement or acquisition is required under the terms and conditions applicable to such Indebtedness or (ii) release, cancel, compromise or forgive in whole or in part any Indebtedness evidenced by any Intercompany Note.

                  SECTION 7.09 TRANSACTIONS WITH AFFILIATES. None of the Group Companies will engage in any transaction or series of transactions with any Affiliate, other than:

                                    (i) transactions permitted by SECTION 7.05;

                                    (ii)  transactions  expressly  permitted  by
                  SECTION  7.01,  SECTION 7.04,  SECTION  7.05,  SECTION 7.06 or
                  SECTION 7.07;

                                    (iii) normal  compensation,  indemnities and
                  reimbursement of reasonable expenses of officers and directors, including stock incentive and option plans and agreements relating thereto;

                                    (iv)  other   transactions   with  officers,
                  directors, the Sponsor and its Affiliates in existence on the Closing Date to the extent disclosed in SCHEDULE 7.09;

                                    (v) any  transaction  entered into among the
                  Company and its Domestic Subsidiaries which are not Project Subsidiaries or among such Domestic Subsidiaries which are not Project Subsidiaries;

                                    (vi) transactions entered into among Project
                  Subsidiaries;

                                    (vii)   transactions   entered   into  among
                  Foreign Subsidiaries;

                                    (viii) a centralized cash management  system
                  among Group Companies in the ordinary course of business consistent with past practice if the transactions and flows of funds related to the use of the centralized cash management system between and among the Company and its Subsidiaries (Project Subsidiaries or Non-Project Subsidiaries) are recorded and identifiable on a net cash basis with offsetting entries on the applicable Company or Subsidiary books and records; and

                                    (ix) other transactions which are engaged in
                  by the Company or any of its Subsidiaries in the ordinary course of its business on terms and conditions as favorable to such Person as would be obtainable by it in a comparable arms'-length transaction with an independent, unrelated third party.

                  SECTION 7.10 FISCAL YEAR; ORGANIZATIONAL AND OTHER DOCUMENTS. None of the Group Companies will (i) change its fiscal year or (ii) enter into any amendment, modification or waiver to its articles or certificate of incorporation, bylaws (or analogous organizational documents) or any agreement entered into by it with respect to its Equity Interests, in each case as in effect on the Closing Date except for changes that do not materially and adversely affect the rights and privileges of the Lenders. The Company will cause the Group Companies to promptly provide the Agent with copies of all amendments to the foregoing documents and instruments as in effect as of the Closing Date.

                  SECTION 7.11 RESTRICTIONS WITH RESPECT TO INTERCORPORATE TRANSFERS. None of the Group Companies will create or otherwise cause or permit to exist any encumbrance or restriction which prohibits or otherwise restricts
(i) the ability of any such Subsidiary to (A) make Restricted Payments or pay any Indebtedness owed to the Company or any Subsidiary of the Company, (B) pay Indebtedness or other obligations owed to any Loan Party, (C) make loans or advances to the Company or any Subsidiary of the Company, (D) transfer any of its properties or assets to the Company or any Subsidiary of the Company or (E) act as a Subsidiary Guarantor and pledge its assets pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extensions thereof or (ii) the ability of the Company or any Subsidiary of the Company to create, incur, assume or permit to exist any Lien upon its property or assets whether now owned or hereafter acquired to secure the Finance Obligations, except in each case for prohibitions or restrictions existing under or by reason of:

                                    (i)  this   Agreement  and  the  other  Loan
                  Documents;

                                    (ii) applicable Law;

                                    (iii)  restrictions in effect on the date of
                  this Agreement contained in the agreements governing the Existing Indebtedness and in any agreements governing Permitted Refinancing thereof if such restrictions are no more restrictive than those contained in the agreements governing the Indebtedness being renewed, extended or refinanced;

                                    (iv)  customary  non-assignment   provisions
                  with respect to leases or licensing agreements entered into by the Company or any of its Subsidiaries, in each case entered into in the ordinary course of business;

                                    (v)  any  restriction  or  encumbrance  with
                  respect to any asset of the Company or any of its Subsidiaries or a Subsidiary of the Company imposed pursuant to an agreement which has been entered into for the sale or disposition of such assets or all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement;

                                    (vi)  customary  provisions in joint venture
                  agreements and other similar agreements entered into in the ordinary course of business in connection with Permitted Joint Ventures;

                                    (vii) restrictions  applicable solely to one
                  or more Project Subsidiaries contained in agreements governing Project Non-Recourse Debt; and

                                    (viii) Liens  permitted  under  SECTION 7.02
                  and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens; PROVIDED that such prohibitions or restrictions apply only to the assets subject to such Liens.

                  SECTION 7.12 LIMITATIONS ON CERTAIN ACTIVITIES. The Company will not, nor will it permit any Subsidiary to, engage in any line of business other than the lines of business conducted by the Company and its Subsidiaries on the date hereof and any business reasonably related, incidental or ancillary thereto.

                  SECTION 7.13 SALE AND LEASEBACK TRANSACTIONS. None of the Group Companies will directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease (whether an Operating Lease or a Capital Lease) of any property (whether real, personal or mixed), whether now owned or hereafter acquired, except pursuant to an Interim Purchase Transaction, (i) which such Group Company has sold or transferred or is to sell or transfer to any other Person which is not a Group Company or (ii) which such Group Company intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Group Company to another Person which is not a Group Company in connection with such lease; PROVIDED, HOWEVER, that the Group Companies may enter into such transactions with respect to personal property, in an aggregate amount of up to $5,000,000 in sales proceeds during the term of this Agreement, if (i) after giving effect on a Pro-Forma Basis to any such transaction the Company shall be in compliance with all other provisions of this Agreement, including SECTION
7.01 and SECTION 7.02, (ii) the gross cash proceeds of any such transaction are at least equal to the fair market value of such property (as determined by the Board of Directors, whose determination shall be conclusive if made in good faith) and (iii) the Net Cash Proceeds are forwarded to the Administrative Agent as set forth in SECTION 2.09(B)(II) to the extent required therein.

                  SECTION 7.14 ADDITIONAL NEGATIVE PLEDGES. None of the Group Companies will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for an obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents,
(ii) pursuant to any document or instrument governing Capital Lease Obligations or Purchase Money Indebtedness incurred pursuant to SECTION 7.01(III) if any such restriction contained therein relates only to the asset or assets acquired in connection therewith, (iii) pursuant to any document or instrument solely applicable to a Project Subsidiary governing Project Non-Recourse Debt, (iv) pursuant to an agreement which has been entered into by the Company or any of its Subsidiaries for the sale or disposition of any assets of the Company or such Subsidiary or of any Subsidiary of the Company if such restriction contained therein relates only to the Subsidiary or its assets which is the subject of the sale provided for therein, (v) pursuant to a joint venture or other similar agreement entered into in the ordinary course of business in connection with Permitted Joint Ventures so long as any such restriction contained therein relates only to the assets of, or the interest of the Company and its Subsidiaries in, such Permitted Joint Venture, (vi) customary provisions restricting the assignment of rights under contracts entered into in the ordinary course of business, consistent with past practice and pertinent to excluded contracts and excluded equipment, (vii) customary restrictions on cash or other deposits or net worth imposed by customers or contracts entered into in the ordinary course and (viii) any restrictions governing Existing Indebtedness and Permitted Refinancings.

SECTION 7.15 IMPAIRMENT OF SECURITY INTERESTS.  None of the Group Companies will
(i) intentionally take or omit to take any requested action which action or omission might or would materially impair the security interests in favor of the Collateral Agent with respect to the Collateral or (ii) grant to any Person (other than the Collateral Agent pursuant to the Collateral Documents) any interest whatsoever in the Collateral, except for Permitted Liens.

                  SECTION 7.16 FINANCIAL COVENANTS. (a) LEVERAGE RATIO. The Leverage Ratio on the last day of each fiscal quarter ended during any period set forth below will not be greater than the ratio set forth below opposite such fiscal quarter:

  =======================================================================
              FISCAL QUARTER ENDED              RATIO
  -----------------------------------------------------------------------

  6/30/05 through 12/31/06                   4.50 to 1.0
  -----------------------------------------------------------------------

  3/31/07 through 9/30/07                    4.25 to 1.0
  -----------------------------------------------------------------------

  12/31/07 and thereafter                    4.00 to 1.0
  =======================================================================

                  (b) INTEREST COVERAGE RATIO. The Interest Coverage Ratio on the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2005, in each case for the period of four consecutive fiscal quarters of the Company then ending and taken as a single accounting period, will not be less than 3.50 to 1.0.

                  (c) FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio on the last day of each fiscal quarter ending during any period set forth below, in each case for the period of four consecutive fiscal quarters of the Company then ending and taken as a single accounting period, will not be less than the ratio set forth below opposite such fiscal quarter:

 ========================================================================
             FISCAL QUARTER ENDED               RATIO
 ------------------------------------------------------------------------

 6/30/05 through 12/31/06                    1.65 to 1.0
 ------------------------------------------------------------------------

 3/31/07 and thereafter                      2.00 to 1.0
 ========================================================================

                  SECTION 7.17 NO OTHER "DESIGNATED SENIOR DEBT". The Company will not, nor will it permit any Subsidiary to, designate, or permit the designation of, any Indebtedness (other than under this Agreement and the other Finance Documents) as "Designated Senior Indebtedness" or any other similar term for the purpose of the definition of the same or the subordination provisions contained in any indenture or other agreement governing any Subordinated Indebtedness permitted under SECTION 7.01.

                                  ARTICLE VIII
                                    DEFAULTS

SECTION 8.01 EVENTS OF DEFAULT. An Event of Default shall exist upon the occurrence of any of the following specified events or conditions (each an "EVENT OF DEFAULT"):

                  (a) PAYMENT. Any Loan Party shall:

                                    (i) default in the payment when due (whether
                  by scheduled maturity, acceleration or otherwise) of any principal of any of the Loans or of any L/C Disbursement; or

                                    (ii)   default,   and  such  default   shall
                  continue for five or more Business Days, in the payment when due of any interest on the Loans, or of any fees or other amounts owing hereunder, under any of the other Loan Documents or in connection herewith.

                  (b) REPRESENTATIONS. Any representation or warranty made or deemed to be made by any Loan Party herein, or in any of the other Loan Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made.

                  (c) COVENANTS. Any Loan Party shall:

                                    (i)  default  in  the  due   performance  or
                  observance of any term, covenant or agreement contained in SECTIONS 6.10, 6.11, 6.12, 6.13, or ARTICLE VII;

                                    (ii)  default  in  the  due  performance  or
                  observance by it of any term, covenant or agreement contained in ARTICLE VI (other than those referred to in SUBSECTION (A) or (C)(I) of this SECTION 8.01) and such default shall continue unremedied for a period of twenty (20) Business Days after the earlier of a Responsible Officer of a Loan Party becoming aware of such default or notice thereof given by the Administrative Agent; or

                                    (iii)  default  in the  due  performance  or
                  observance by it of any term, covenant or agreement (other than those referred to in SUBSECTION (A) or (C)(I) or (II) of this SECTION 8.01) contained in this Agreement and such default shall continue unremedied for a period of 30 days after the earlier of an executive officer of a Loan Party becoming aware of such default or notice thereof given by the Administrative Agent.

                  (d) OTHER LOAN DOCUMENTS. (i) Any Loan Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Loan Documents the consequence of which is to adversely affect the ability of the Loan Parties to perform their material obligations under the Loan Documents taken as a whole and such default shall continue unremedied for a period of 30 days after the earlier of an executive officer of a Loan Party becoming aware of such default or notice thereof given by the Administrative Agent, (ii) except pursuant to the terms thereof, any Loan Document shall fail in any material respect to be in full force and effect or any Loan Party shall so assert or (iii) except pursuant to the terms thereof, any Loan Document shall fail in any material respect to give the Administrative Agent, the Collateral Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

                  (e) CROSS-DEFAULT.

                                    (i) any Group  Company  other than a Project
                  Subsidiary (A) fails to make payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), regardless of amount, in respect of any Indebtedness or Guaranty Obligation (other than in respect of
                  (x) Indebtedness outstanding under the Loan Documents, (y) Swap Agreements and (z) Project Non-Recourse Debt) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition shall exist, under any agreement or instrument relating to any such Indebtedness or Guaranty Obligation, in the case of each of CLAUSES (A) and (B) if the effect of such failure, event or condition is to cause, or to permit, with or without the giving of notice or lapse of all applicable grace periods or both, the holder or holders or beneficiary or beneficiaries of such Indebtedness or Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Guaranty Obligation to become payable, or cash collateral in respect thereof to be demanded or (C) shall be required by the terms of such Indebtedness or Guaranty Obligation to offer to prepay or repurchase such Indebtedness or the primary Indebtedness underlying such Guaranty Obligation (or any portion thereof) prior to the stated maturity thereof;

                                    (ii) any Group  Company other than a Project
                  Subsidiary  fails to pay,  within 30 days  after the date such obligation arises, any reimbursement, indemnification or similar obligation in an aggregate amount exceeding the Threshold Amount relating to any performance or surety bond or completion guarantee as to which the issuing or providing party or parties have made payment under the documentation relating thereto (except only to the extent that the existence of any such default is being contested by such Group Company in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default); or

                                    (iii) there occurs under any Swap  Agreement
                  or Swap Obligation an Early Termination Date (as defined in such Swap Agreement) resulting from (A) any event of default under such Swap Agreement as to which any Group Company is the Defaulting Party (as defined in such Swap Agreement) or (B) any Termination Event (as so defined) as to which any Group Company is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by a Group Company as a result thereof is greater than the Threshold Amount and such Group Company fails to pay when due after applicable grace periods.

                  (f) INSOLVENCY EVENTS. (i) Any Group Company other than a Project Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing or (ii) an involuntary case or other proceeding shall be commenced against any Group Company other than a Project Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or any order for relief shall be entered against any Group Company other than a Project Subsidiary under the federal bankruptcy laws as now or hereafter in effect.

                  (g) JUDGMENTS. One or more judgments, orders, decrees or arbitration awards is entered against any Group Company involving in the aggregate a liability (to the extent not covered by independent third-party insurance or an indemnity from a credit-worthy third party as to which the insurer or indemnitor, as applicable, does not dispute coverage), as to any single or related series of transactions, incidents or conditions, in excess of the Threshold Amount, and the same shall not have been discharged, vacated or stayed pending appeal within 30 days after the entry thereof.

                  (h) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of any Group Company or any ERISA Affiliate in an aggregate amount in excess of the Threshold Amount, (ii) there shall exist an amount of Unfunded Liabilities, individually or in the aggregate, for all Plans and Foreign Pension Plans (excluding for purposes of such computation any Plans and Foreign Pension Plans with respect to which assets exceed benefit liabilities), in an aggregate amount in excess of the Threshold Amount, (iii) any Foreign Pension Plan is not in substantial compliance with all applicable pension benefits and tax laws, (iv) any contribution required to be made in accordance with any applicable law or the terms of any Foreign Pension Plan has not been made; (v) any event has occurred or condition exists with respect to any Foreign Pension Plan that has resulted or could result in any Foreign Pension Plan being ordered or required to be wound up in whole or in part pursuant to any applicable laws or having any applicable registration revoked or refused for the purposes of any applicable pension benefits or tax laws or being placed under the administration of the relevant pension benefits regulatory authority or being required to pay any taxes or penalties under applicable pension benefits and tax laws; (vi) an order has been made or notice has been given pursuant to any applicable pension benefits and tax laws in respect of any Foreign Pension Plan requiring any person to take or refrain from taking any action in respect thereof or that there has been a contravention of any such applicable laws; (vii) an event has occurred or a condition exists that has resulted or could result in any Group Company being required to pay, repay or refund any amount other than contributions required to be made or expenses required to be paid in the ordinary course) to or on account of any Foreign Pension Plan or a current or former member thereof; or (viii) an event has occurred or a condition exists that has resulted or could result in a payment being made out of a guarantee fund established under the applicable pension benefits laws in respect of a Foreign Pension Plan; and which, with respect to all the events and obligations described in the preceding CLAUSES (III) through (VIII) of this SECTION 8.01(H), would reasonably be expected to have a Material Adverse Effect.

                  (i) GUARANTIES. Any Guaranty given by any Loan Parties or any provision thereof shall, except pursuant to the terms thereof, cease to be in full force and effect, or any Guarantor thereunder or any Person acting by or on behalf of such guarantor shall deny or disaffirm such Guarantor's obligations under such Guaranty.

                  (j) IMPAIRMENT OF COLLATERAL. Any security interest purported to be created by any Collateral Document shall cease to be, or shall be asserted by any Group Company not to be, a valid, perfected, Lien (except as otherwise expressly provided in such Collateral Document) in the securities, assets or properties covered thereby, other than in respect of assets and properties which, individually and in the aggregate, are not material to the Group Companies taken as a whole or in respect of which the failure of the security interests in respect thereof to be valid, perfected first priority security interests will not in the reasonable judgment of the Collateral Agent have a Material Adverse Effect on the rights and benefits of the Lenders under the Loan Documents taken as a whole.

                  (k) OWNERSHIP. A Change of Control shall occur.

                  SECTION 8.02 ACCELERATION; REMEDIES. Upon the occurrence of and during the continuation of an Event of Default, and at any time thereafter unless and until such Event of Default has been cured by the Company or waived in writing by the Required Lenders (or the Lenders as may be required pursuant to SECTION 10.01), the Administrative Agent (or the Collateral Agent, as applicable) shall, upon the request and direction of the Required Lenders, by written notice to the Company, take any of the following actions without prejudice to the rights of the Agents or any Lender to enforce its claims against the Loan Parties except as otherwise specifically provided for herein:

                  (a)  TERMINATION  OF  COMMITMENTS.   Declare  the  Commitments
terminated whereupon the Commitments shall be immediately terminated.

                  (b) ACCELERATION OF LOANS. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind (other than contingent indemnification obligations) owing by a Loan Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties.

                  (c) CASH COLLATERAL. Direct the Company to pay (and the Company agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under SECTION 8.01(F), it will immediately pay) to the Collateral Agent additional cash, to be held by the Collateral Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the L/C Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to 102% of the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

                  (d) ENFORCEMENT OF RIGHTS. Enforce any and all rights and interests created and existing under the Loan Documents, including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

                  (e) ENFORCEMENT RIGHTS VESTED SOLELY IN ADMINISTRATIVE AGENT AND COLLATERAL AGENT. The Lenders agree that this Agreement may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders, and, with respect to the Collateral, the Collateral Agent, and that no other Finance Party shall have any right individually to seek to enforce any Loan Document or to realize upon the security to be granted hereby.


                  Notwithstanding the foregoing, if an Event of Default specified in SECTION 8.01(F) shall occur, then the Commitments shall automatically terminate, all Loans, all reimbursement obligations under Letters of Credit, all accrued interest in respect thereof and all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder and under the other Loan Documents shall immediately become due and payable and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without the giving of any notice or other action by the Administrative Agent or the Lenders, which notice or other action is expressly waived by the Loan Parties.

                  SECTION 8.03 ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.

                  (a) PRIORITY OF DISTRIBUTIONS. The Company hereby irrevocably waives the right to direct the application of any and all payments in respect of its Finance Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of SECTIONS 2.09(B) and 2.14, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent, the Collateral Agent or any Finance Party on account of amounts then due and outstanding under any of the Loan Documents or any Swap Agreement or in respect of the Collateral shall be paid over or delivered in respect of its Finance Obligations as follows:

                           FIRST, to pay interest on and then principal of any portion of the Loans that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Company;


                           SECOND, to pay interest on and then principal of any Swing Line Loan;


                           THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) of the Administrative Agent or the Collateral Agent in connection with enforcing the rights of the Finance Parties under the Finance Documents, including all expenses of sale or other realization of or in respect of the Collateral, including reasonable compensation to the agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other obligations owing to the Collateral Agent in respect of sums advanced by the Collateral Agent to preserve the Collateral or to preserve its security interest in the Collateral;


                           FOURTH, to the payment of all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) of (i) each of the Lenders (including any L/C Issuer in its capacity as such) in connection with enforcing its rights under the Loan Documents or otherwise with respect to the Senior Credit Obligations owing to such Lender and (ii) each Swap Creditor in connection with enforcing any of its rights under the Swap Agreements or otherwise with respect to the Swap Obligations owing to such Swap Creditor;


                           FIFTH, to the payment of all of the Senior Credit Obligations consisting of accrued fees and interest;


                           SIXTH, except as set forth in CLAUSES FIRST through FIFTH above, to the payment of the outstanding Senior Credit Obligations and Swap Obligations owing to any Finance Party, Pro-Rata, as set forth below, with (i) an amount equal to the Senior Credit Obligations being paid to the Collateral Agent (in the case of Senior Credit Obligations owing to the Collateral Agent) or to the Administrative Agent (in the case of all other Senior Credit Obligations) for the account of the Lenders or any Agent, with the Collateral Agent, each Lender and the Agents receiving an amount equal to its outstanding Senior Credit Obligations, or, if the proceeds are insufficient to pay in full all Senior Credit Obligations, its Pro-Rata Share of the amount remaining to be distributed, and (ii) an amount equal to the Swap Obligations being paid to the trustee, paying agent or other similar representative (each a "REPRESENTATIVE") for the Swap Creditors, with each Swap Creditor receiving an amount equal to the outstanding Swap Obligations owed to it by the Loan Parties or, if the proceeds are insufficient to pay in full all such Swap Obligations, its Pro-Rata Share of the amount remaining to be distributed;


                           SEVENTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Finance Parties shall receive an amount equal to its Pro-Rata Share of amounts available to be applied pursuant to CLAUSES "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to CLAUSE "SIXTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the L/C Issuer from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in CLAUSES "SIXTH" above in the manner provided in this SECTION 8.03.

                  (b) PRO-RATA TREATMENT. For purposes of this SECTION 8.03, "PRO-RATA SHARE" means, when calculating a Finance Party's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Finance Party's Senior Credit Obligations or Swap Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Senior Credit Obligations or Swap Obligations, as the case may be. When payments to the Finance Parties are based upon their respective Pro-Rata Shares, the amounts received by such Finance Parties hereunder shall be applied (for purposes of making determinations under this SECTION 8.03 only) (i) first, to their Senior Credit Obligations and (ii) second, to their Swap Obligations. If any payment to any Finance Party of its Pro-Rata Share of any distribution would result in overpayment to such Finance Party, such excess amount shall instead be distributed in respect of the unpaid Senior Credit Obligations or Swap Obligations, as the case may be, of the other Finance Parties, with each Finance Party whose Senior Credit Obligations or Swap Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Senior Credit Obligations, Swap Obligations or Secondary Obligations, as the case may be, of such Finance Party and the denominator of which is the unpaid Senior Credit Obligations or Swap Obligations, as the case may be, of all Finance Parties entitled to such distribution.

                  (c) DISTRIBUTIONS WITH RESPECT TO LETTERS OF CREDIT. Each of the Finance Parties agrees and acknowledges that if (after all outstanding Loans and Reimbursement Obligations with respect to Letters of Credit have been paid in full) the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement, such amounts shall be deposited in the L/C Cash Collateral Account as cash security for the repayment of Senior Credit Obligations owing to the Lenders as such. Upon termination of all outstanding Letters of Credit, all of such cash security shall be applied to the remaining Senior Credit Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the Collateral Agent from the L/C Cash Collateral Account and distributed in accordance with SECTION 8.03(A) hereof.

                  (d) DISTRIBUTIONS OF FUNDS ON DEPOSIT IN A PREPAYMENT ACCOUNT. Notwithstanding the foregoing provisions of this SECTION 8.03, amounts on deposit in a Prepayment Account for any Class of Loans shall be applied upon the occurrence of any Event of Default, first, to pay Loans of such Class and, second, after all the Loans of such Class have been paid in full, to the other Senior Credit Obligations in the manner provided in this SECTION 8.03.

                  (e) RELIANCE BY COLLATERAL AGENT. For purposes of applying payments received in accordance with this SECTION 8.03, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative, if any, for the Swap Creditors for a determination (which the Administrative Agent, each Representative for any Swap Creditor and the Finance Parties agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Senior Credit Obligations and Swap Obligations owed to the Agents, the Lenders or the Swap Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Swap Creditor or any Representatives thereof) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Swap Agreements are in existence.

                                   ARTICLE IX
                                AGENCY PROVISIONS

                  SECTION 9.01 APPOINTMENT AND AUTHORITY. Each of the Lenders and each L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Company nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. SECTION 9.02 RIGHTS AS A LENDER. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "LENDER" or "LENDERS" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefore to the Lenders.

                  SECTION 9.03 EXCULPATORY PROVISIONS. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

                                    (i) shall not be subject to any fiduciary or
                  other implied duties, regardless of whether a Default has occurred and is continuing;

                                    (ii)  shall  not  have  any duty to take any
                  discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number of percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), PROVIDED that the Administrative Agent shall not be required to take any action that, in its opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and

                                    (iii)  shall not,  except as  expressly  set
                  forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.


                  The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in SECTIONS 10.01 and 8.02) or
(ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Company, a Lender or a L/C Issuer.

                  The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in ARTICLE IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  SECTION 9.04 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or a L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  SECTION 9.05 DELEGATION OF DUTIES. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  SECTION 9.06 RESIGNATION OF ADMINISTRATIVE AGENT. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; PROVIDED that if the Administrative Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Administrative Agents' resignation hereunder and under the other Loan Documents, the provisions of this Article and SECTION 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

                  Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and as the Swing Lien Lender. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of Bank of America as a retiring L/C Issuer and as the Swing Line Lender, (ii) Bank of America, as a retiring L/C Issuer and as the Swing Line Lender, shall be discharged from all of its duties and obligations in such capacities hereunder or under the other Loan Documents and (iii) a successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by Bank of America outstanding at the time of such succession or make other arrangements satisfactory to Bank of America as a retiring L/C issuer to effectively assume the obligations of Bank of America as issuer of such Letters of Credit.

                  SECTION 9.07 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender and L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

                  SECTION 9.08 NO OTHER DUTIES, ETC. Anything herein to the contrary notwithstanding , none of the Agents or the Joint Lead Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or a L/C Issuer hereunder.

                  SECTION 9.09 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In
case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                                    (i) to file and  prove a claim for the whole
                  amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Senior Credit Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 10.04) allowed in such judicial proceeding; and

                                    (ii) to collect  and  receive  any monies or
                  other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under SECTIONS 2.09 and 10.04.


                  Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Senior Credit Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.


                  SECTION 9.10 COLLATERAL AND GUARANTY MATTERS. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion:

                                    (i) to  release  any  Lien  on any  property
                  granted to or held by the Administrative Agent under any Finance Document (A) upon termination of the Commitments and payment in full of all Finance Obligations (other than contingent indemnification obligations and, but only to the extent not then due and payable, Swap Obligations and Cash Management Obligations) and the expiration or termination of all Letters of Credit, (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Finance Document, or (C) subject to SECTION 10.01, if approved, authorized or ratified in writing by the Required Lenders;

                                    (ii) to subordinate any Lien on any property
                  granted to or held by the Administrative Agent or either Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by SECTION 7.02(XVI) and (XXIII); and

                                    (iii)  to  release  any  Guarantor  from its
                  obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this SECTION 9.10.

                  SECTION 9.11 RELATED OBLIGATIONS. The benefit of the Loan Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Cash Management Obligations and to any Swap Obligations permitted hereunder from time to time owing to one or more Swap Creditors (collectively, "RELATED OBLIGATIONS") solely on the condition and understanding, as among the Collateral Agent and all Finance Parties, that (i) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and to such extent the Administrative Agent and the Collateral Agent shall hold, and have the right and power to act with respect to, the Guaranty and the Collateral on behalf of and as agent for the holders of the Related Obligations, but the Administrative Agent and the Collateral Agent are otherwise acting solely as agent for the Lenders and the L/C Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (ii) all matters, acts and omissions relating in any manner to the Guaranty, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the other Loan Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Finance Party under any separate instrument or agreement or in respect of any Related Obligation, (iii) each Finance Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Loan Documents, by the Administrative Agent, the Collateral Agent and the Required Lenders, as applicable, each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Commitments and its own interest in the Loans, L/C Obligations and other Senior Credit Obligations to it arising under this Agreement or the other Loan Documents, without any duty or liability to any Swap Creditor or holder of Cash Management Obligations or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (iv) no holder of Related Obligations and no other Finance Party (except the Lenders to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Loan Documents and (v) no holder of any Related Obligation shall exercise any right of setoff, banker's lien or similar right except to the extent provided in SECTION 10.08 and then only to the extent such right is exercised in compliance with SECTION 2.13.

                  SECTION 9.12 AGENTS' FEES; JOINT LEAD ARRANGERS FEES. The Company shall pay to the Administrative Agent for its own account, to the Collateral Agent for its own account and to Banc of America Securities LLC and Lehman Brothers Inc., in their capacities as Joint Lead Arrangers, for their own accounts, fees in the amounts and at the times previously agreed upon between the Company and the Administrative Agent, the Collateral Agent and such Joint Lead Arrangers, respectively, in each case with respect to this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.

                                   ARTICLE X
                                  MISCELLANEOUS

                  SECTION 10.01 AMENDMENTS, ETC.

                  (a) AMENDMENTS GENERALLY. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and (i) in the case of any such waiver or consent, signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders), (ii) in the case of any amendment necessary to implement the terms of a Facilities Increase in accordance with the terms of
SECTION 2.10(A) hereof, by the Company and the Administrative Agent and (iii) in the case of any other amendment, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Company, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that the Administrative Agent and the Company may, with the consent of the other, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, typographical error, defect or inconsistency if such amendment, modification or supplement does not adversely affect the rights of any Agent, any Lender or any L/C Issuer.

                  (b) AMENDMENTS AND WAIVERS PERTINENT TO AFFECTED LENDERS. Notwithstanding PARAGRAPH (A) above and in addition to any other consent that may be required thereunder, no amendment, waiver or consent shall:

                                    (i) extend or increase the Commitment of any
                  Lender without the written consent of such Lender;

                                    (ii)   postpone   any  date  fixed  by  this
                  Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

                                    (iii) reduce the  principal  of, or the rate
                  of interest specified herein on, any Loan or unreimbursed L/C Disbursement, or (subject to SUBSECTION (C) below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; PROVIDED, HOWEVER, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of "Default Rate" or to waive any obligation of the Company to pay interest or Letter of Credit Fees at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or any unreimbursed L/C Disbursement or to reduce any fee payable hereunder;

                                    (iv) change  SECTION 2.13 or SECTION 8.03 in
                  a manner that would alter the pro-rata sharing of payments required thereby without the written consent of each Lender;

                                    (v) change any  provision of this Section or
                  the definition of "Required Lenders" or "Required Revolving Lenders" or any other provision hereof specifying the percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender which is a Lender of the applicable Class so specified, in each case other than as part of a Facilities Increase for which the conditions specified in SECTION 4.03 are satisfied;

                                    (vi)  release the  Company or  substantially
                  all of the other Loan Parties from its or their obligations under the Loan Documents without the written consent of the Required Lenders (PROVIDED that the Administrative Agent may, without the consent of any Lender, release any Guarantor (or all or substantially all of the assets of a Guarantor) that is sold or transferred in compliance with SECTION 7.05);

                                    (vii)  release all or  substantially  all of
                  the Collateral securing the Senior Credit Obligations hereunder without the written consent of each Lender (PROVIDED that the Collateral Agent may, without consent from any other Lender, release any Collateral that is sold or transferred by a Loan Party in compliance with SECTION 7.05 or released in compliance with SECTION 9.01(B)); and

                                    (viii)  affect  the  rights or duties of any
                  L/C Issuer under this Agreement or any Letter of Credit Request relating to any Letter of Credit issued or to be issued by it, without the prior written consent of such L/C Issuer; affect the rights or duties of the Swing Line Lender under this Agreement, without the prior written consent of the Swing Line Lender; (iii) affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, without the prior written consent of the Administrative Agent.

                  (c) FEE LETTER AMENDMENT; DEFAULTING LENDERS. Notwithstanding anything to the contrary herein, (i) the Fee Letter may be amended, or rights and privileges thereunder waived, in a writing executed only by the parties thereto and (ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

                  Each Lender and each holder of a Note shall be bound by any waiver, amendment or modification authorized by this SECTION 10.01 regardless of whether its Note shall have been marked to make reference therein, and any consent by any Lender or holder of a Note pursuant to this SECTION 10.01 shall bind any Person subsequently acquiring a Note from it, whether or not such Note shall have been so marked.

                  SECTION    10.02    NOTICES;     EFFECTIVENESS;     ELECTRONIC
COMMUNICATION.

                  (a) NOTICES GENERALLY. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in SUBSECTION (B) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                                    (i) if to the  Company,  the  Administrative
                  Agent, a L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on SCHEDULE 10.02; and

                                    (ii) if to any other Lender, to the address,
                  telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in SUBSECTION (B) below, shall be effective as provided in such SUBSECTION (B).

                  (b) ELECTRONIC COMMUNICATIONS. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, PROVIDED that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to ARTICLE II if such Lender or L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, PROVIDED that approval of such procedures may be limited to particular notices or communications.


                  Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), PROVIDED that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing CLAUSE (I) of notification that such notice or communication is available and identifying the website address therefor.

                  (c) THE PLATFORM. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE GROUP COMPANY MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE GROUP COMPANY MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE GROUP COMPANY MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, "AGENT PARTIES") have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party's or the Administrative Agent's transmission of Group Company Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final an nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, HOWEVER, that in no event shall any Agent Party have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

                  (d) CHANGE OF ADDRESS, ETC. Each of the Company, its Subsidiaries, the Administrative Agent, each L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the L/C Issuers and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

                  (e) RELIANCE BY ADMINISTRATIVE AGENT, L/C ISSUERS AND LENDERS. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices) purportedly given by or on behalf of the Company or any other Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

                  SECTION 10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender or L/C issuer or by the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

                  SECTION 10.04 EXPENSES; INDEMNITY; DAMAGE WAIVER.

                  (a) COSTS AND EXPENSES. The Company agrees to pay (i) all reasonable out-of-pocket documented and invoiced expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof, (ii) all reasonable documented and invoiced out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender and any L/C Issuer (including the fees, charges and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Administrative Agent, any Lender and the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; PROVIDED that the Company shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to any special counsel and up to one local counsel in each applicable local jurisdiction) for all Persons indemnified under this SUBSECTION (A); PROVIDED, FURTHER, that the Company shall not be required to pay the fees and expenses of third party advisors to the Administrative Agent, any Lender or the L/C Issuer (which shall not include counsel otherwise authorized hereunder) without the prior written consent of the Company (such consent not to be unreasonably withheld or delayed); PROVIDED, FURTHER that, so long as no Event of Default has occurred and is continuing, the fees, charges and disbursements incurred by counsel for the Administrative Agent in connection with the administration of, or any amendments, modifications or waivers to, the Loan Documents shall not exceed $5,000 in any given month without the prior written consent of the Company and no amounts in excess of $5,000 per month shall be payable by the Company if no such prior written consent has been obtained.

                  (b) INDEMNIFICATION. The Company shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all (subject to clause (d) below) losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee and one financial advisor for all Indemnitees), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Company or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding brought by a third party or by the Company or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment (x) to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or (y) result from a claim brought by the Company or any other Loan Party against an Indemnitee or such Indemnitee's Related Parties for breach of such Indemnitee's obligations hereunder or under any other Finance Document; PROVIDED, FURTHER, that the Company shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to up to one local counsel in each applicable local jurisdiction) for all Indemnitees unless, in the written opinion of outside counsel reasonably satisfactory to the Company and the Administrative Agent, representation of all such Indemnitees would be inappropriate due to the existence of an actual or potential conflict of interest.

                  (c) REIMBURSEMENT BY LENDERS. To the extent that the Company for any reason fail indefeasibly to pay any amount required under SUBSECTION (A) or (B) of this Section to be paid by it or them to the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), each LC Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this SUBSECTION (C) are subject to the provisions of SECTION 2.14(D).

                  (d) WAIVER OF CONSEQUENTIAL DAMAGES. To the fullest extent permitted by applicable Law, the Company shall not assert, and hereby waives, any claim against any Indemnitee, and each of the Lenders agrees not to assert or permit any of their respective Subsidiaries to assert any claim against the Company or any of its Subsidiaries or any of their respective directors, officers, employees, attorneys, agents or advisors, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in
SUBSECTION (B) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

                  (e) PAYMENTS. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

                  (f) SURVIVAL. The agreements in this Section shall survive the resignation of the Administrative Agent, any L/C Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Senior Credit Obligations.

                  SECTION 10.05 PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of the Company or any other Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under CLAUSE (II) of the preceding sentence shall survive the payment in full of the Senior Credit Obligations and the termination of this Agreement.

                  SECTION 10.06 SUCCESSORS AND ASSIGNS.

                  (a) SUCCESSORS AND ASSIGNS GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Company nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of SUBSECTION (B) of this Section,
(ii) by way of participation in accordance with the provisions of SUBSECTION (D) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of SUBSECTION (F) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in SUBSECTION (D) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) ASSIGNMENTS BY LENDERS. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans (including for purposes of this subsection (b), any Participation Interests in Letters of Credit and Swing Line Loans) at the time owing to it); PROVIDED, HOWEVER, that:


                                    (i) except in the case of an  assignment  of
                  the entire remaining amount of the assignment Lender's Commitment and the Loans of the applicable Class owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, (A) the aggregate amount of the Revolving Commitment (which for this purposes includes Revolving Loans outstanding thereunder) or, if the Revolving Commitments are not then in effect, the principal outstanding balance of the Revolving Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed), (B) (x) so long as any Term B Delayed Draw Commitment is in effect and there are no Term B Delayed Draw Loans outstanding, such Term B Delayed Draw Commitment may be assigned in whole or in part without regard to any minimum amount or (y) if the Term B Delayed Draw Commitments are not then in effect, the principal outstanding balance of the Term B Delayed Draw Loans of the of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed) and (C) the aggregate amount of any Term B Closing Date Loans of an assigning Lender subject to each such assignments, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); PROVIDED, HOWEVER, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met

                                    (ii) each partial  assignment  shall be made
                  as an assignment of a proportionate part of all the assigning Lenders' rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Swing Line Loans;

                                    (iii) any assignment of a Commitment must be
                  approved by the Administrative Agent and, in the case of any assignment of a Revolving Commitment, the L/C Issuers and the Swing Line Lender, unless the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee);

                                    (iv) the Eligible Assignee,  if it shall not
                  be a Lender, shall deliver to the Administrative Agent and Administrative Questionnaire, and the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee (the "ASSIGNMENT FEE") of $2,500; PROVIDED, however, that in the event of two or more concurrent assignments to members of the same Assignee Group (which may be effected by a suballocation of an assigned amount among members of such Assignee Group) or two or more concurrent assignments by members of the same Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group), the Assignment Fee will be $2,500 plus the amount set forth below:


                       TRANSACTION                           ASSIGNMENT FEE

 First four concurrent  assignments or  suballocations to          -0-
 members of an Assignee Group (or from members of an Assignee Group, as applicable)

 Each additional  concurrent  assignment or suballocation         $500
 to a member of such Assignee Group (or from a member of an Assignee Group, as applicable)

Subject to acceptance and recording thereof by the Administrative Agent pursuant to SUBSECTION (C) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of SECTIONS 3.01, 3.04, 3.05, 10.04 and 10.17 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Company (at its expense) shall execute and deliver a Note or Notes to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with SUBSECTION (D) of this Section.

                  (c) REGISTER. The Administrative Agent, acting solely for this purpose as an agent of the Company, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by each of the Company and the L/C Issuers at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or other substantive change to the Loan Documents is pending, any Lender wishing to consult with other Lenders in connection therewith may request and receive from the Administrative Agent a copy of the Register.

                  (d)  PARTICIPATIONS.  Any Lender may at any time,  without the consent of, or notice to, the Company or the Administrative Agent, sell participations to any Person (other than a natural person or the Company or any of the Company's Affiliates or Subsidiaries) (each, a "PARTICIPANT") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitments of any Class and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); PROVIDED that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.


                  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to SECTION 10.01 that affects such Participant. Subject to SUBSECTION
(E) of this Section, the Company agrees that each Participant shall be entitled to the benefits and subject to the requirements of SECTIONS 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to SUBSECTION (B) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of SECTION 10.08 as though it were a Lender, PROVIDED such Participant agrees to be subject to
SECTION 2.13 as though it were a Lender.

                  (e) LIMITATION UPON PARTICIPANT RIGHTS. A Participant shall not be entitled to receive any greater payment under SECTION 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of SECTION 3.01 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with SECTION 3.01(E) as though it were a Lender.

                  (f) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; PROVIDED that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (g) ELECTRONIC EXECUTION OF ASSIGNMENTS. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

                  (h) CERTAIN ASSIGNMENTS BY BANK OF AMERICA. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Revolving Loans pursuant to SUBSECTION (b) above, Bank of America may, (i) upon 30 days' notice to the Company and the Lenders, resign as a L/C Issuer and/or (ii) upon 30 days' notice to the Company, resign as Swing Line Lender. In the event of any such resignation as a L/C Issuer or Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; PROVIDED, HOWEVER, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of a L/C Issuer hereunder with respect to all Letters of Credit issued by it outstanding as of the effective date of its resignation as a L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Revolving Lenders to make Base Rate Loans or purchase Participation Interests in Letters of Credit and L/C Obligations pursuant to SECTION 2.05 (E)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Revolving Lenders to make Base Rate Loans or Purchase Participation Interests in outstanding Swing Line Loans pursuant to SECTION 2.01(D)(VI). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (ii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America effectively to assume the obligations of Bank of America with respect to such Letters of Credit.

                  SECTION 10.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to it and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (in which case the Administrative Agent or such Lender or L/C Issuer, as applicable, shall use reasonable efforts to notify the Company prior to such disclosure, in any case including any self-regulatory authority, such as the National Association of Insurance Commissioners); (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process;
(iv) to any other party hereto; (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (B) any pledgee referred to in
SECTION 10.06(F) or (C) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Company and its obligations, (vii) with the consent of the Company or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Company.

                  For purposes of this Section, "INFORMATION" means all information received from the Company or any of its Subsidiaries relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender or L/C Issuer on a nonconfidential basis prior to disclosure by the Company or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding the foregoing, any Agent and any Lender may place advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of information on the Internet or worldwide web as it may choose, and circulate similar promotional materials, after the closing of the transactions contemplated by this Agreement in the form of a "tombstone" or otherwise describing the names of the Loan Parties, or any of them, and the amount, type and closing date of such transactions, all at their sole expense.

                  Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (i) the Information may include material non-public information concerning the Borrower or one or more Subsidiaries, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with applicable Laws, including Federal and state securities Laws.

                  SECTION 10.08 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender and each L/C Issuer is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, L/C Issuer to or for the credit or the account of the Company or any other Loan Party against any and all of the obligations of the Company or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, to the extent then due and owing, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

                  SECTION 10.09 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "MAXIMUM RATE"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Senior Credit Obligations hereunder.

SECTION 10.10 COUNTERPARTS;  INTEGRATION;  EFFECTIVENESS.  This Agreement may be
executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective on the Closing Date concurrently with the satisfaction (or waiver) of the conditions set forth in SECTION 4.01 and 4.02.

                  SECTION 10.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect until the Senior Credit Obligations (other than contingent indemnification obligations) have been paid in full.

                  SECTION 10.12 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 10.13 REPLACEMENT OF LENDERS. If (i) any Lender requests compensation under SECTION 3.04, (ii) the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 3.01, (iii) the obligation of any Lender to make Eurodollar Loans has been suspended pursuant to SECTION 3.02,
(iii) any Lender is a Defaulting Lender or (iv) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of SECTION 10.01 or any other provision of any Loan Document requires the consent of all of the Lenders of a Class or Classes and with respect to which the Required Lenders of such Class or Classes shall have granted their consent, the Company shall have the right, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (i) to remove such Lender by terminating such Lender's Commitment in full or (ii) to replace such Lender by causing such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, SECTION 10.06), all of its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that: (i) the Company shall have paid to the Administrative Agent the assignment fee specified in SECTION 10.06(B);

                                    (ii) such Lender shall have received payment
                  of an amount equal to the outstanding principal amount of its Loans and Participation Interests in Unreimbursed Amounts arising under drawn Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under SECTION 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);

                                    (iii)   in  the   case  of  any   assignment
                  resulting from a claim for compensation under SECTION 3.04 or payments required to be made pursuant to SECTION 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

                                    (iv) such  assignment does not conflict with
                  applicable Laws; and

                                    (v) (A) if the  Company  elects to  exercise
                  such right with respect to any Lender  pursuant to CLAUSE (I),
                  (II) or (III) above, it shall be obligated to remove or replace, as the case may be, all Lenders that have similar requests then outstanding for compensation pursuant to SECTION
                  3.04 or 3.01 or whose obligation to make Eurodollar Loans has been similarly suspended and (B) in the case of any replacement of Lenders under the circumstances described in CLAUSE (IV) above, the applicable amendment, waiver, discharge or termination that the Company has requested shall become effective upon giving effect to such replacement (and any related Assignment and Assumptions required to be effected in connection therewith in accordance with this SECTION 10.13).



                  A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.



                  SECTION 10.14  GOVERNING  LAW;  JURISDICTION ETC.

                  (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND OTHER THAN AS EXPRESSLY SET FORTH IN SUCH OTHER LOAN DOCUMENTS) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION,
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 AND, AS TO MATTERS NOT GOVERNED BY SUCH UNIFORM CUSTOMS, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                  (b) SUBMISSION TO JURISDICTION. THE COMPANY AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE COMPANY OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                  (c) WAIVER OF VENUE. THE COMPANY AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                  (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

                  SECTION 10.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND I (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 10.16 USA PATRIOT ACT NOTICE; LENDERS' COMPLIANCE CERTIFICATION.

                  (a) NOTICE TO BORROWER. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Company that pursuant to the requirements of the US Patriot Act it may be required to obtain, verify and record information that identifies the Company, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each such Loan Party in accordance with the Act.

                  (b) LENDERS' CERTIFICATION. Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States or a State thereof (and is not excepted from the certification requirement contained in Section 313 of the U.S. Patriot Act and the applicable regulations because it is both (i) an Affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country and (ii) subject to supervision by a banking regulatory authority regulating such affiliated depository institution or foreign bank) shall deliver to the Administrative Agent the certification or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the U.S. Patriot Act and the applicable regulations thereunder: (i) within 10 days after the Closing Date or, if later, the date such Lender, assignee or participant of a Lender becomes a Lender, assignee or participant of a Lender hereunder and (ii) at such other times as are required under the U.S. Patriot Act.

                  SECTION 10.17 JUDGMENT CURRENCY.

                  (a) The obligations of the Loan Parties hereunder and under the other Loan Documents to make payments in a specified currency (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by a Finance Party of the full amount of the Obligation Currency expressed to be payable to it under this Agreement or another Loan Document. If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Company covenants and agrees to pay, or cause to be paid, or remit, or cause to be remitted, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining any rate of exchange or currency equivalent for this SECTION 10.17, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                  SECTION 10.18 CONFLICT. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any other Loan Document, on the other hand, this Agreement shall control.


                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                   SYNAGRO TECHNOLOGIES, INC.



                   By:  _________________________________
                        Name:
                        Title:

                   BANK OF AMERICA, N.A.,
                        Individually


                   By:  _________________________________
                        Name:
                        Title:


                   BANK OF AMERICA, N.A.,
                        as L/C Issuer


                   By:  _________________________________
                        Name:
                        Title:


                   BANK OF AMERICA, N.A.,
                        as Swing Line Lender


                   By:  _________________________________
                        Name:
                        Title:


                   BANK OF AMERICA, N.A.,
                        as Administrative Agent


                   By:  _________________________________
                        Name:
                        Title:

                   LEHMAN COMMERCIAL PAPER INC.,
                        Individually


                   By:  _________________________________
                        Name:
                        Title:


                   LEHMAN COMMERCIAL PAPER INC.,
                        as Syndication Agent


                   By:  _________________________________
                        Name:
                        Title:

                   CANADIAN IMPERIAL BANK OF COMMERCE


                   By:  _________________________________
                        Name:
                        Title:


                   CIBC WORLD MARKETS CORP.,
                        as Documentation Agent


                   By:  _________________________________
                        Name:
                        Title:

                   SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF APRIL 29, 2005 AMONG SYNAGRO TECHNOLOGIES, INC., EACH LENDER FROM TIME TO TIME PARTY HERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND L/C ISSUER, LEHMAN COMMERCIAL PAPER INC., AS
                   SYNDICATION AGENT, AND CIBC WORLD MARKETS CORP., AS DOCUMENTATION AGENT

                   NAME OF INSTITUTION:

                   ---------------------------------


                   By:  _________________________________
                        Name:
                       Title: